Exhibit 10.1

Confidential
Execution Version

SECOND AMENDED AND RESTATED
LEASE AGREEMENT

DATED AS OF OCTOBER 31, 2018

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,
ESA P PORTFOLIO MD TRUST, AND
ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY
AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE LLC

AS TENANT

TABLE OF CONTENTS

Article 1 DEFINITIONS
1
Article 2 LEASED PROPERTY AND TERM
8
2.1Leased Property
8
2.2Condition of Leased Property
9
2.3Fixed Term
9
2.4Renewal Term
9
2.5Automatic Termination
10
2.6Automatic Initiation
10
Article 3 RENT
10
3.1Rent
10
3.2Confirmation of Percentage Rent
12
3.3Additional Charges
13
3.4Payment of Impositions
13
3.5Late Payment of Rent, Etc
15
3.6Net Lease
15
Article 4 USE OF THE LEASED PROPERTY16
4.1Permitted Use
16
4.2Compliance with Legal / Insurance Requirements, Etc
17
4.3Environmental Matters
17
Article 5 REPAIRS, MAINTENANCE, AND REPLACEMENTS18
5.1Repairs and Maintenance Costs that are Expensed
18
5.2Routine Capital Expenditures and FF&E
18
5.3Capital Expenditures
19

i

5.4Ownership of Replacements    20
5.5Tenant’s Personal Property    20
5.6Yield Up    20
5.7Management Agreement    20
5.8Trademark License Agreements    20
Article 6 IMPROVEMENTS, ETC.21
6.1Improvements to the Leased Property    21
6.2Equipment Leases    21
Article 7 LIENS21
Article 8 PERMITTED CONTESTS21
Article 9 INSURANCE22
9.1General Insurance Requirements    22
9.2Waiver of Subrogation    23
9.3Form Satisfactory, Etc    23
9.4Blanket Policy    23
9.5Separate Insurance    23
9.6Reports on Insurance Claims    23
9.7Indemnification of Landlord    24
Article 10 DAMAGE, REPAIR, AND CONDEMNATION24
10.1Damage and Repair    24
10.2Condemnation    25
Article 11 CC&Rs, LIENS, ETC.26
11.1No Covenants, Conditions, or Restrictions    26
11.2Liens; Credit    26
11.3Amendments Requested by Mortgagee    26

Article 12 DEFAULTS AND REMEDIES26
12.1Events of Default    26
12.2Damages    28
12.3Waiver of Jury Trial    28
12.4Application of Funds    28
12.5Landlord’s Right to Cure Tenant’s Default    29
12.6Good Faith Dispute    29
Article 13 HOLDING OVER29
Article 14 LANDLORD’S NOTICE OBLIGATIONS; LANDLORD’S DEFAULT29
14.1Landlord’s Notice Obligation    29
14.2Landlord’s Default    29
14.3Tenant’s Right to Cure    30
Article 15 TRANSFERS BY LANDLORD30
Article 16 SUBLETTING AND ASSIGNMENT31
16.1Subletting and Assignment    31
16.2Required Sublease Provisions    31
16.3Permitted Sublease and Assignment    32
16.4Sublease Limitation    32
Article 17 ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS32
17.1Estoppel Certificates    32
17.2Accounting and Annual Reconciliation    33
17.3Books and Records    33
17.4Business Plan    33
Article 18 GROUND LEASE34
18.1Ground Leases    34

18.2This Lease is, in Part, a Sublease    34
Article 19 LIMITATIONS
34
19.1REIT Compliance    34
19.2FF&E Limitation    35
19.3Sublease Rent Limitation    35
Article 20 MISCELLANEOUS35
20.1No Waiver
35
20.2Remedies Cumulative
35
20.3Severability
35
20.4Acceptance of Surrender
35
20.5No Merger of Title
36
20.6Conveyance by Landlord
36
20.7Quiet Enjoyment
36
20.8Memorandum of Lease
36
20.9True Lease
36
20.10Notices
36
20.11Binding Effect
37
20.12Construction
37
20.13Time of the Essence
37
20.14Attorney’s Fees
37
20.15Survival of Obligations
37
20.16Nonrecourse
38
20.17Counterparts; Headings
38
20.18Applicable Law
38
20.19Right to Make Agreement
38

20.20Disclosure of Information
38
20.21Operating Lease
39
20.22No Joint Venture or Partnership
39
20.23Landlord Obligations
39
20.24Amendment and Restatement
39
20.25Further Amendment
39

EXHIBITS

EXHIBIT A    LAND; MINIMUM RENT
EXHIBIT B    TRADEMARK LICENSE AGREEMENTS
EXHIBIT C    PERCENTAGE RENT
EXHIBIT D    GROUND LEASED PROPERTIES
EXHIBIT E    PROVISIONS RELATING TO EXCESS FF&E

INDEX OF DEFINED TERMS

Accounting Period    2
Accounting Period Statement    33
Additional Charges    13
Affiliate    2
Amended Commencement Date    2
Annual Operating Statement    33
Applicable Expected Life    B-1
Applicable Laws    2
Award    2
Building Estimate    19
Business Day    2
Business Plan    34
Capital Expenditure    2
Capital Reserve Budget    19
CC&R(s)    26
CERCLA    18
Claims    22
Code    3
Condemnation    3
Condemnor    3
Controlling Interest    3
Default    3
Default Rent    29
Emergency Requirements    3
Entity    3
Environment    3
Environmental Laws    18
ESA Brand    3
ESH Hospitality    3
Event of Default    27
Excess FF&E    B-1
Excess FF&E FMV    B-2
Excess FF&E Notice    B-1
Excess FF&E Value    B-2
FF&E    3
FF&E Adjustment    B-1
FF&E Limitation    B-1
Final Installment    11
First Year FF&E Adjustment    B-1
Fiscal Year    4
Fixed Term    10
GAAP    4

GDP Deflator    4
Government Agencies    4
Gross Revenues    4
Hazardous Materials    18
Hotel    4
Impositions    5
Improvements    8
Index    5
Initial Commencement Date    5
Insurance Requirements    6
Intangible Property    6
Interest Rate    6
Inventories    6
Land    1
Landlord    1
Landlord Default    30
Landlord Liens    6
Lease    1
Lease Year    6
Leased Property    8
Legal Requirements    6
Management Agreement    6
Manager    7
Manager’s System    7
Market Leasing Factor    B-2
Minimum Rent    11
Minor Casualty    7
Mortgage    7
Mortgagee    7
Notice    7
Percentage Rent    11
Permits    7
Permitted Use    7
Person    7
Progress Installments    11
Real Estate Taxes    7
Renewal Term    10
Rent    7
Routine Capital Expenditures    7
Substitute Index    8
Tenant    1
Tenant’s Personal Property    8
Term    8
Total Casualty    8
Trademark License Agreements    8

Uniform System of Accounts    8
Working Capital    8

SECOND AMENDED AND RESTATED LEASE AGREEMENT
THIS SECOND AMENDED AND RESTATED LEASE AGREEMENT (this “Lease”) is entered into as of October 31, 2018 to be effective as of November 1, 2018, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE LLC (f/k/a ESA P Portfolio Operating Lessee Inc.), a Delaware limited liability company (“Tenant”).
WITNESSETH
WHEREAS, Landlord is the owner or lessee of certain real property constituting various hotel properties located at each address listed on Exhibit A (collectively, the “Land”) and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon, which Land and improvements are part of the Leased Property.
WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of October 8, 2010, as amended by (a) that certain First Amendment to Lease Agreement dated as of April 9, 2012, (b) that certain Second Amendment to Lease Agreement dated as of November 30, 2012, (c) that certain Third Amendment to Lease Agreement dated as of December 13, 2012, (d) that certain Fourth Amendment to Lease Agreement dated as of April 15, 2013, (e) that certain Fifth Amendment to Lease Agreement dated as of November 11, 2013, (f) that certain Sixth Amendment to Lease Agreement dated as of July 28, 2014, (g) that certain Seventh Amendment to Lease Agreement dated as of December 8, 2015, and (h) that certain Eighth Amendment to Lease Agreement dated as of February 22, 2016 (collectively, the “Original Lease Agreement”).
WHEREAS, Landlord and Tenant amended and restated the Original Lease Agreement by entering into that certain Amended and Restated Lease Agreement, dated as of August 30, 2016 , as amended by (a) that certain First Amendment to Amended and Restated Lease Agreement dated as of January 6, 2017 and (b) that certain Second Amendment to Amended and Restated Lease Agreement dated as of May 30, 2018 (collectively, the “Amended Lease Agreement”).
WHEREAS, Landlord and Tenant desire to amend and restate the Amended Lease Agreement on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend and restate the Amended Lease Agreement in its entirety as follows:

Article 1
DEFINITIONS
For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this Article 1 shall have the meanings assigned to them in this Article 1 and include the plural as well as the singular, (b) all accounting terms not otherwise defined in this Lease shall have the meanings assigned to them in accordance with GAAP, (c) all references in this Lease to designated “Articles”, “Sections”, and other subdivisions are to the designated Articles, Sections, and other subdivisions of this Lease, and (d) the words “herein”, “hereof”, “hereunder”, and other words of similar import refer to this Lease as a whole and not to any particular Article, Section, or other subdivision of this Lease.
“Accounting Period” means each of 12 calendar months occurring each Fiscal Year.
“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, controls, is under common control with, or is controlled by such specified Person. For purposes of this definition, the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management, policies, or activities of a Person, whether through ownership of voting securities, by contract, or otherwise.
“Applicable Laws” means all applicable laws, statutes, regulations, rules, ordinances, codes, licenses, permits, and orders, from time to time in existence, of all courts of competent jurisdiction and Government Agencies, and all applicable judicial and administrative and regulatory decrees, judgments, and orders, including, without limitation, common law rulings and determinations, relating to injury to, or the protection of real or personal property or human health (except those requirements which, by definition, are solely the responsibility of employers) or the Environment, including, without limitation, all valid and lawful requirements of courts and other Government Agencies pertaining to reporting, licensing, permitting, investigation, remediation, and removal of underground improvements (including, without limitation, treatment or storage tanks, or water, gas, or oil wells), or emissions, discharges, releases, or threatened releases of Hazardous Substances, chemical substances, pesticides, petroleum or petroleum products, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes whether solid, liquid, or gaseous in nature, into the Environment, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Substances, underground improvements (including, without limitation, treatment or storage tanks, or water, gas, or oil wells), or pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature.
“Amended Commencement Date” means November 1, 2018.
“Award” means all compensation, sums, or other value awarded, paid, or received by virtue of a total or partial Condemnation of the Leased Property (after deduction of all reasonable legal fees and other reasonable costs and expenses, including, without limitation, expert witness fees, incurred by Landlord, in connection with obtaining any such award).
“Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which commercial banks are authorized to do business and are not required by law or executive order to close in New York, New York, except that Lincoln’s Birthday (February 12) and Election Day shall not be excluded from the definition of Business Day by virtue of clause (b).

“Capital Expenditure” means the expenses necessary for non-routine, major repairs, alterations, improvements, renewals, replacements, and additions to the Hotels, including, without limitation, to the structure, the exterior façade (excluding painting) and all of the mechanical, electrical, heating, ventilating, air conditioning, plumbing, or vertical transportation elements of the Hotel buildings, together with all other expenditures which are classified as “capital expenditures” under GAAP. Capital Expenditures shall not include Routine Capital Expenditures.
“Code” means the Internal Revenue Code of 1986 and, to the extent applicable, the Treasury Regulations promulgated thereunder, each as amended from time to time.
“Condemnation” means (a) the exercise of any governmental power with respect to the Leased Property, whether by legal proceedings or otherwise, by a condemnor of its power of condemnation, (b) a voluntary sale or transfer of the Leased Property by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending, or (c) a taking or voluntary conveyance of all or part of the Leased Property, or any interest therein, or right accruing thereto, or use thereof; as the result or in settlement of any condemnation or other eminent domain proceeding affecting the Leased Property, whether or not the same shall have actually been commenced.
“Condemnor” means any public or quasi-public authority, or Person, having the power of condemnation.
“Controlling Interest” means (a) as to a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of the Entity (through ownership of such shares or by contract), and (b) as to an Entity not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the Entity.
“Default” means any event or condition existing that with the giving of Notice and/or lapse of time would ripen into an Event of Default.
“Emergency Requirements” means any of the following events or circumstances: (a) an emergency threatening imminent damage to a Hotel, or the life or property of such Hotel’s guests, invitees, or employees; or (b) a Legal Requirement, the violation (or continued violation) of which would subject Tenant, Manager, and/or Owner to the imminent threat of civil or criminal liability.
“Entity” means any corporation, general or limited partnership, limited liability company, limited liability partnership, stock company or association, joint venture, association, company, trust, bank, trust company, land trust, business trust, cooperative, any government or agency or political subdivision thereof, or any other association or entity.
“Environment” means soil, surface waters, ground waters, land, streams, sediments, surface or subsurface strata, and ambient air.
“ESA Brand” means, collectively, (a) the name and mark “Extended Stay America”, alone or in combination with other words or symbols, any variation or derivative thereof, and any names and marks confusingly similar thereto, and (b) any additional trademark or brand developed or acquired by or on behalf of any Affiliate of Landlord after the date hereof.

x

“ESH Hospitality” means ESH Hospitality, Inc. (f/k/a ESH Hospitality LLC), a Delaware corporation, together with its successors and assigns.
“FF&E” means furniture, furnishings, fixtures, soft goods, signage, equipment, and other personal property located at, or used in connection with, the operation of the Hotels.
“Fiscal Year” means each calendar year during the Term.
“GAAP” means generally accepted accounting principles consistently applied.
“GDP Deflator” means the “Gross Domestic Product Implicit Price Deflator” issued from time to time by the United States Bureau of Economic Analysis of the Department of Commerce, or if the aforesaid GDP Deflator is not at such time so prepared and published, any Substitute Index. Except as otherwise expressly stated herein, whenever a number or amount is required to be “adjusted by the GDP Deflator”, or similar terminology, such adjustment shall be equal to the percentage increase or decrease in the GDP Deflator which is issued for the month in which such adjustment is to be made (or, if the GDP Deflator for such month is not yet publicly available, the GDP Deflator for the most recent month for which the GDP Deflator is publicly available) as compared to the GDP Deflator which was issued for the month in which the Amended Commencement Date occurred.
“Government Agencies” means any court, agency, authority, board (including, without limitation, environmental protection, planning, and zoning), bureau, commission, department, office, or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or the states in which the Leased Property is located or any county or any political subdivision of any of the foregoing, whether now or hereafter in existence, having jurisdiction over Tenant or the Leased Property or any portion thereof or the Hotel operated thereon.
“Gross Revenues” means all revenues and receipts of every kind derived from operating the Hotels and all departments and parts thereof, including, without limitation: income (from both cash and credit transactions) from rental of guest rooms, telephone charges, stores, offices, exhibit or sales space of every kind; license, lease, and concession fees and rentals (not including gross receipts of licensees, lessees, and concessionaires); income from vending machines; income from parking; wholesale and retail sales of merchandise; service charges; items constituting “Allowances” under the Uniform Systems of Accounts; and proceeds, if any, from business interruption or other loss of income insurance; provided, that Gross Revenues shall not include the following: gratuities to employees of the Hotels; federal, state, or municipal excise, sales, or use taxes or any other taxes collected directly from patrons or guests or included as part of the sales price of any goods or services; proceeds from the sale of furniture, fixtures, and equipment; interest received or accrued with respect to the funds in any operating accounts of the Hotels; the amount of any refunds, rebates, discounts, and credits of a similar nature (including, without limitation, complimentary hotel stays given to employees of Manager), given, paid, or returned in the course of obtaining Gross Revenues or components thereof; insurance proceeds (other than proceeds from business interruption or other loss of income insurance); condemnation proceeds (other than for a temporary taking); or any proceeds from any sale or other disposition of the Hotels or any portion of the Leased Property or from the refinancing of any debt encumbering the Hotels. Notwithstanding the foregoing, in the event of any inconsistency between the foregoing definition and the definition of “Gross Operating Revenues” set out in the Management Agreement, the definition set out in the Management Agreement shall prevail.

“Hotel” means individually, a hotel being operated by a Manager on a Leased Property, and collectively, all of the hotels being operated by a Manager on the Leased Properties.
“Impositions” means, collectively, all taxes (including, without limitation, all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent, or similar taxes as the same relate to or are imposed upon Tenant or the business conducted upon the Leased Property, including, without limitation, all personal property taxes on Tenant’s Personal Property, together will all replacements, modifications, alterations, and additions thereto), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof), water, sewer, or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization, and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Tenant (including, without limitation, all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during, or in respect of the Term hereof may be assessed or imposed on, or in respect of, or be a lien upon (a) Landlord’s interest in the Leased Property, (b) the Leased Property, or any part thereof, or any rent therefrom, or any estate, right, title, or interest therein, or (c) any occupancy, operation, use, or possession of, or sales from, or activity conducted on, or in connection with, the Leased Property, or the leasing or use of the Leased Property or any part thereof by Tenant; provided, that nothing contained herein shall be construed to require Tenant to pay (i) any tax based on net income, net worth, or capital imposed on Landlord, (ii) any net revenue tax of Landlord, (iii) any transfer fee or other tax imposed with respect to the sale, exchange, or other disposition by Landlord of any Leased Property or the proceeds thereof, (iv) any single business, gross receipts tax (from any source other than the rent received by Landlord from Tenant), or similar taxes as the same relate to or are imposed upon Landlord, except to the extent that any tax, assessment, tax levy, or charge that would otherwise be an Imposition under this definition which is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy, or charge set forth in clause (i) or (ii) preceding is levied, assessed, or imposed expressly in lieu thereof, (v) any interest or penalties imposed on Landlord as a result of the failure of Landlord to file any return or report timely and in the form prescribed by law, or to pay any tax or imposition, except to the extent such failure is a result of a breach by Tenant of its obligations pursuant to Section 3.4, (vi) any Impositions imposed on Landlord that are a result of Landlord not being considered a “United States person” as defined in Section 7701(a)(30) of the Code, (vii) any Impositions that are enacted or adopted by their express terms as a substitute for any tax that would not have been payable by Tenant pursuant to the terms of this Lease or (viii) any Impositions imposed as a result of a breach of covenant or representation by Landlord in any agreement entered into by Landlord governing Landlord’s conduct or operation or as a result of the negligence or willful misconduct of Landlord.
“Index” means the Consumer Price Index for All Items, All Urban Consumers (CPI-U), for the U.S. City Average, as published by the Bureau of Labor Statistics of the United States Department of Labor, using the years 1982-84 as a base of 100, or if such index is discontinued, the most comparable index published by any federal governmental agency, as mutually acceptable to Landlord and Tenant. Whenever a number or amount is required to be adjusted by changes in the Index or similar terminology, such adjustment shall be equal to the percentage increase or decrease in the Index which is issued for the month in which such adjustment is to be made (or if the Index for such month is not yet publicly available, the Index for the most recent month for which the Index is publicly available) as compared to the Index which was issued for the month in which the Amended Commencement Date occurred.
“Initial Commencement Date” means October 8, 2010.
“Insurance Requirements” means all terms of any insurance policy required by this Lease, and all requirements of the issuer of any such policy, and all orders, rules and regulations, and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon Landlord, Tenant, or the Leased Property.
“Intangible Property” means (a) Permits and other approvals granted by any public body or by any private party pursuant to a recorded instrument and (b) certificates, licenses, warranties, and guarantees other than such Permits and approvals which are to be held by, or transferred to, Tenant in order to permit Tenant to operate, or cause Manager to operate, the Leased Property properly in accordance with the terms of this Lease.
“Interest Rate” means an annual rate of interest equal to, as of the date of determination, the per annum rate for 10 year U.S. Treasury Obligations as published in The Wall Street Journal, plus 200 basis points.
“Inventories” means “Inventories” as defined in the Uniform System of Accounts, including, without limitation, provisions in storerooms, refrigerators, pantries and kitchens, beverages in wine cellars and bars, other merchandise intended for sale, fuel, mechanical supplies, stationery, and other expenses, supplies, and similar items.
“Landlord Liens” means liens on or against the Leased Property or any payment of Rent (a) which result from any act of, or any claim against, Landlord or any owner (other than Tenant) of a direct or indirect interest in the Leased Property, or which result from any violation by Landlord of any terms of this Lease, or (b) which result from liens in favor of any taxing authority by reason of any tax owed by Landlord or any fee owner of a direct or indirect interest in the Leased Property; provided, that “Landlord Liens” shall not include any lien resulting from any tax for which Tenant is obligated to pay or indemnify Landlord against until such time as Tenant shall have already paid to, or on behalf of, Landlord the tax or the required indemnity with respect to the same.
“Lease Year” means any Fiscal Year during the Term and any partial Fiscal Year at the beginning or end of the Term.
“Legal Requirements” means all federal, state, county, municipal, and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees, and injunctions affecting the Leased Property or the maintenance, construction, alteration, or operation thereof, whether now or hereafter enacted or in existence, including, without limitation, (a) all permits, licenses, authorizations, certificates, and regulations necessary to operate the Leased Property for its Permitted Use, and (b) all covenants, agreements, declarations, restrictions, and encumbrances contained in any instruments at any time in force affecting the Leased Property as of the date hereof, or to which Tenant has consented or required to be granted pursuant to Applicable Laws, including, without limitation, those which may (i) require material repairs, modifications, or alterations in or to the Leased Property or (ii) in any way materially and adversely affect the use and enjoyment of the Leased Property, but excluding any requirements arising as a result of Landlord’s or any Landlord’s Affiliate’s status as a real estate investment trust.
“Management Agreement” means any agreement entered into by Tenant and Manager with respect to the management and operation of the Leased Property, as the same may be amended from time to time. As of the date of this Lease, the Management Agreement is that certain Amended and Restated Management Agreement dated as of the date hereof between Tenant and Manager.
“Manager” means ESA Management, LLC, a Delaware limited liability company, together with its successors and assigns.
“Manager’s System” means all hotels and resorts in the United States that are managed by Manager.
“Minor Casualty” means any fire or other casualty which results in damage to a Hotel and/or its contents, to the extent that the total cost (in Tenant’s reasonable judgment) of repairing and/or replacing the damaged portion of the Hotel to the same condition as existed previously does not exceed the dollar amount of One Million Dollars ($1,000,000), said dollar amount to be adjusted by the GDP Deflator.
“Mortgage” means any mortgage, deeds of trust, deed to secure debt, or other security documents encumbering any Hotel or related to the ownership or operation of any Hotel and given by Landlord to a lender as security for a loan.
“Mortgagee” means the holder of any Mortgage.
“Notice” means a notice given in accordance with Section 20.10.
“Permits” means governmental permits, including, without limitation, licenses and authorizations, required for the ownership and operation of the permits, signage permits, site use approvals, zoning certificates, environmental and land use permits, and any and all necessary approvals from state or local authorities.
“Permitted Use” means any use of the Leased Property permitted pursuant to Section 4.1(a).
“Person” means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such Person where the context so admits.
“Real Estate Taxes” means all real estate taxes, including, without limitation, general and special assessments, if any, which are imposed upon the Land or any improvements thereon.
“Rent” means, collectively, Minimum Rent, Percentage Rent, and Additional Charges.
“Routine Capital Expenditures” means certain routine, non-major expenditures which are classified as “capital expenditures” under GAAP, but which will be funded from funds provided by Landlord (pursuant to Section 5.2), rather than pursuant to the provisions of Section 5.3. Routine Capital Expenditures consist of the following types of expenditures: exterior and interior repainting; resurfacing building walls and floors; resurfacing parking areas; replacing folding walls; and miscellaneous similar expenditures (all such types of expenditures to be in accordance with Manager’s policies as then generally implemented throughout the Manager’s System).
“Substitute Index” means any index comparable to the GDP Deflator selected by Landlord and reasonably satisfactory to Tenant then prepared and published by an agency of the Government of the United States, appropriately adjusted for changes in the manner in which such index is prepared and/or year upon which such index is based.
“Tenant’s Personal Property” means all motor vehicles, Inventories, FF&E, and any other tangible personal property of Tenant acquired by Tenant at its election and with its own funds, on and after the date hereof, and located at the Leased Property or used in Tenant’s business at the Leased Property, and all modifications, replacements, alterations, and additions to such personal property installed at the expense of Tenant.
“Term” means, collectively, the Fixed Term and the Renewal Terms, to the extent properly exercised pursuant to the provisions of Section 2.4, unless sooner terminated pursuant to the provisions of this Lease.
“Total Casualty” means any fire or other casualty which results in damage to a Hotel and its contents to the extent that the total cost of repairing and/or replacing the damaged portion of the Hotel to the same condition as existed previously would be 30% or more of the then total replacement cost of the Hotel.
“Trademark License Agreements” means, individually or collectively, as context may require, (a) any of those certain trademark license agreements described on Exhibit B hereof and (b) any agreements to license a trademark of the ESA Brands entered into by Tenant after the date hereof.
“Uniform System of Accounts” means Uniform System of Accounts for the Lodging Industry, Ninth Revised Edition, 1996, as published by the Hotel Association of New York City, as the same may be further revised from time to time.
“Working Capital” means funds that are used in the day-to-day operation of the business of the Hotels, including, without limitation, amounts sufficient for the maintenance of change and petty cash funds, amounts deposited in operating bank accounts, receivables, amounts deposited in payroll accounts, prepaid expenses, and funds required to maintain Inventories, less accounts payable and accrued current liabilities.
Article 2
LEASED PROPERTY AND TERM
2.1    Leased Property. Upon and subject to the terms and conditions hereinafter set forth, Landlord leases to Tenant and Tenant leases from Landlord all of Landlord’s right, title, and interest in and to all of the following (collectively, the “Leased Property”):
(a)    the Land;
(b)    all buildings, structures, other improvements and appurtenances of every kind including, without limitation, the Hotels, the alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking garages and parking areas, and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the “Improvements”);
(c)    all easements, rights, and appurtenances relating to the Land and the Improvements;
(d)    all equipment, machinery, fixtures, and other items of property, now or hereafter permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems, and fire and theft protection equipment, all of which, to the maximum extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations, and additions thereto, but specifically excluding all items included within the category of Tenant’s Personal Property;
(e)    all of the Intangible Property;
(f)    all FF&E and other tangible personal property owned by Landlord located in or on the Hotels as of the date hereof and any and all replacements, modifications, alterations, and additions to the FF&E and such other tangible personal property, but specifically excluding Tenant’s Personal Property; and
(g)    any and all leases of space (including, without limitation, any security deposits held by Tenant pursuant thereto) in the Improvements to tenants thereof.
2.2    Condition of Leased Property. Tenant acknowledges receipt and delivery of possession of the Leased Property and Tenant accepts and will accept the Leased Property in its “as is” condition, subject to the rights of parties in possession, the existing state of title, including, without limitation, all covenants, conditions, restrictions, reservations, mineral leases, easements, and other matters of record or that are visible or apparent on the Leased Property, all applicable Legal Requirements, the lien of any financing instruments, mortgages permitted by the terms of this Lease, and such other matters which would be disclosed by an inspection of the Leased Property and the record title thereto or by an accurate survey thereof. TENANT REPRESENTS THAT IT HAS INSPECTED THE LEASED PROPERTY AND ALL OF THE FOREGOING AND HAS FOUND THE CONDITION THEREOF SATISFACTORY AND IS NOT RELYING ON ANY REPRESENTATION OR WARRANTY OF LANDLORD OR LANDLORD’S AGENTS OR EMPLOYEES WITH RESPECT THERETO, EXCEPT AS EXPRESSLY SET FORTH HEREIN, AND TENANT WAIVES ANY CLAIM OR ACTION AGAINST LANDLORD IN RESPECT OF THE CONDITION OF THE LEASED PROPERTY. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN, OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. To the maximum extent permitted by law, however, Landlord hereby assigns to Tenant all of Landlord’s rights to proceed against any predecessor in title, contractors, and materialmen for breaches of warranties or representations or for latent defects in the Leased Property. Landlord shall fully cooperate with Tenant in the prosecution of any such claims, in Landlord’s or Tenant’s name, all at Tenant’s sole cost and expense. Tenant shall indemnify, defend, and hold harmless Landlord from and against any loss, cost, damage, or liability (including reasonable attorneys’ fees) incurred by Landlord in connection with such cooperation.
2.3    Fixed Term. The initial term of this Lease (the “Fixed Term”) shall commence on the Initial Commencement Date and shall expire on the eighth anniversary of the last day of the month in which the Initial Commencement Date occurs unless sooner terminated in accordance with the provisions hereof.

2.4    Renewal Term. (a) Provided that no Event of Default shall have occurred and be continuing, this Lease shall automatically extend for two renewal terms of five years each (each such renewal a “Renewal Term”) unless Tenant elects, by providing Notice to Landlord no later than 30 months prior to the scheduled expiration of the Fixed Term or the first Renewal Term, as applicable, to terminate this Lease upon the expiration of the then current term. Any such Notice to terminate shall, if given, be irrevocable, but Tenant’s failure to terminate shall not preclude Landlord from exercising any of its rights to terminate this Lease in accordance with the terms hereof.
(b)    Each Renewal Term shall commence on the day succeeding the expiration of the Fixed Term or the preceding Renewal Term, as the case may be. Except as otherwise provided below, all of the terms, covenants, and provisions of this Lease shall apply to each such Renewal Term. Tenant shall have no right to extend the Term beyond the expiration of the last Renewal Term. If Tenant does not give Notice that it elects to terminate this Lease upon the expiration of the Fixed Term or initial Renewal Term in accordance with this Section 2.4, then this Lease shall automatically renew at the end of the term then in effect as provided in Section 2.4(a), and such renewal term shall be upon all of the terms and conditions set forth in this Lease except that the Minimum Rent and Percentage Rent may be adjusted to reflect fair market value, terms and conditions at the commencement of such renewal term, as mutually determined by Landlord and Tenant, after which Landlord shall update Exhibit A and Exhibit C of this Lease pursuant to Section 3.1(f) hereof.  Any such adjustment to Minimum Rent and Percentage Rent shall be effective as of the commencement of such Renewal Term.  As of the date hereof, Landlord and Tenant hereby confirm that Tenant did not deliver a Notice of termination at least 30 months prior to the scheduled expiration of the Fixed Term, and so this Lease will automatically renew upon expiration of the Fixed Term for the first Renewal Term of five years, commencing on November 1, 2018, and there shall be one remaining Renewal Term.
2.5    Automatic Termination. This Agreement shall automatically terminate with respect to any of the Hotels upon the date that such Hotel(s) are sold, conveyed or otherwise transferred to another party, such that such Hotel(s) are no longer owned or leased, as applicable, by Tenant, after which Landlord shall update Exhibit A and Exhibit C of this Lease pursuant to Section 3.1(f) hereof to reflect the transfer of such Hotel.
2.6    Automatic Initiation. This Agreement shall automatically be effective with respect to any Hotels acquired or constructed by the Landlord upon the date and on the terms and conditions to which Landlord and Tenant shall mutually agree, after which Landlord shall update Exhibit A and Exhibit C of this Lease pursuant to Section 3.1(f) hereof to reflect the addition of such Hotel and the mutually agreed terms and conditions.
Article 3
RENT
3.1    Rent. During the Term, Tenant shall pay, or cause Manager to pay, to Landlord, by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, without notice, offset, abatement, demand, or deduction (unless otherwise expressly provided in this Lease), Rent in respect of each Hotel included in the Leased Property as follows:
(a)    Minimum Rent. For each Fiscal Year, Tenant shall pay minimum rent in an amount equal to the aggregate amount of minimum rent per Fiscal Year set forth for such Hotel in Exhibit A, payable in advance in equal, consecutive monthly installments, on or before the first day of each calendar month of the Term (“Minimum Rent”); provided, that in the case of the first Fiscal Year and the last Fiscal Year, the number of such installments shall equal the number of calendar months included within the Term of such Fiscal Year; and provided further, that if the Term commences on a day other than the first day of the calendar month, the Minimum Rent for the first month and the last month of the Term shall be prorated on a per diem basis based on the actual number of calendar days included within the Term of such month; and
(b)    Percentage Rent.
(i)    For each Fiscal Year during the Term during which such Hotel’s Gross Revenues for such Fiscal Year exceed the Tier 1 Threshold listed on Exhibit C for such Hotel, Tenant shall pay percentage rent (“Percentage Rent”) in an amount set forth in Exhibit C. No Percentage Rent shall be payable with respect to any Hotel for any Fiscal Year during the Term if such Hotel’s Gross Revenues for such Fiscal Year is less than or equal to such Hotel’s Tier 1 Threshold.
(ii)    Percentage Rent for such Hotel, if any, for each Fiscal Year shall be payable, in arrears, in 12 monthly installments (the first 11 such installments for any Fiscal Year being referred to in this Lease as the “Progress Installments”; the last such installment for any Fiscal Year being referred to in this Lease as the “Final Installment”); provided, that in the case of the first Fiscal Year and the last Fiscal Year, the number of such installments shall equal the number of months (or partial calendar months) included within such Fiscal Year. Each of the Progress Installments shall be payable within 35 days after the calendar month (or partial calendar month) then most recently ended. The Final Installment shall be payable within 30 days after Landlord’s receipt of the annual financial statements and other reports required to be delivered to Landlord pursuant to Section 17.2(b) for such Fiscal Year. Appropriate provision shall be made in the case of the final calendar month (or partial calendar month) of the Term.
(iii)    (A)    Each of the Progress Installments shall be based on such Hotel’s actual operations to date for such Fiscal Year. The first Progress Installment for any Fiscal Year shall equal 1/12th of the total Percentage Rent payment that would be payable for such Fiscal Year if such Hotel’s actual Gross Revenues for such Fiscal Year were to equal the Gross Revenues received to date and annualized. Each subsequent Progress Installments for any Fiscal Year shall equal (1) the proportionate share (e.g., the second Progress Installment will equal 2/12ths) of the total Percentage Rent that would be payable for such Fiscal Year if the actual Gross Revenues for such Fiscal Year were to equal the Gross Revenues received to date and annualized, minus (2) the aggregate amount of the Progress Installments, if any, theretofore paid in respect of Percentage Rent for such Fiscal Year. The Final Installment shall equal the portion of Percentage Rent for such Fiscal Year, if any, remaining unpaid after payment of all Progress Installments in respect thereof,

(B)    In calculating a Hotel’s Percentage Rent for the first and last Fiscal Year of the Term, the Thresholds shall be pro-rated based on the number of days included within the Term of such first and last Fiscal Years and such pro-rated amount shall be used in lieu of the Thresholds for the purpose of Gross Revenue computation. Each Progress Installment for the first and last Fiscal Year shall be calculated to reflect the number of months or partial months accruing during the Term in such Fiscal Year.
(iv)    At the end of each Fiscal Year, in connection with the submission of annual financial statements and other reports pursuant to Section 17.2(b) and the completion of any audit pursuant to Section 3.2, each Hotel’s Percentage Rent for such Fiscal Year, if any, shall be determined. If such determination reveals any underpayments or overpayments in respect of Percentage Rent for such Fiscal Year, then an adjustment in the amount of Percentage Rent for such Fiscal Year shall be made, and all sums determined to be owing to either Landlord or Tenant as a result of such adjustment shall be paid promptly.
(v)    Tenant shall deliver to Landlord a statement with each Percentage Rent payment setting forth for each Hotel the true and correct calculation of the Percentage Rent payment for the most recently completed month of each Fiscal Year in the Term and the Percentage Rent year-to-date through such recently completed month. Percentage Rent shall be subject to confirmation and adjustment, if applicable, as set forth in Section 3.2.
(c)    The obligation to pay Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Rent accrued prior to such expiration or termination date, shall be made not later than 30 days after such expiration or termination date.
(d)    Notwithstanding anything in this Lease to the contrary, in the event that cash available from any Hotel’s Gross Revenues after payment by Tenant of all expenses due and payable by Tenant under this Lease is insufficient to pay aggregate amount of the Percentage Rent due for such month, then the amount of such deficiency shall be deferred and added to and paid in connection with the next monthly Percentage Rent payment or payments hereunder; provided, that any Percentage Rent deferred as herein provided shall in any event be due and payable and paid prior to the end of the Fiscal Year in which such deferral occurred unless Landlord, in its sole and absolute discretion, elects to permit further deferral of such Percentage Rent for a period determined by Landlord, in which case any such Percentage Rent that is deferred beyond the end of such Fiscal Year shall (i) accrue interest at a rate equal to the Interest Rate for the period commencing on the day after the last day of such Fiscal Year and ending on the date on which Tenant pays such Percentage Rent to Landlord and (ii) be due and payable, together with all accrued interest, on or prior to the last day of the extended deferral period so determined by Landlord.
(e)    Minimum Rent payable each Fiscal Year pursuant to Section 3.1(a) for each Hotel is set forth in Exhibit A.
(f)    If at any time during the Term it becomes necessary to revise any of the Exhibits to this Lease whether as required in accordance with the provisions of this Lease or as a result of the agreement of Landlord and Tenant, and whether to reflect changes in the Leased Properties, the allocation or amount of Minimum Rent, the calculation of Percentage Rent, or otherwise, then Landlord shall update the applicable Exhibit to reflect such revision(s) and shall deliver Notice and a copy thereof to Tenant. Any such revised Exhibit, to the extent such revision(s) was/were required in accordance with the provisions of this Lease, shall be binding on Tenant absent manifest error, and any other such revised Exhibit shall be binding on Tenant upon Tenant’s counter-execution of the same.
3.2    Confirmation of Percentage Rent. Tenant shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with GAAP and the Uniform System of Accounts, that will accurately record all data necessary to compute Percentage Rent for each Hotel, and Tenant shall retain, for at least five years after the expiration of each Lease Year, reasonably adequate records conforming to such accounting system showing all data necessary to conduct Landlord’s audit and to compute Percentage Rent for the applicable Lease Year. Landlord shall have the right, for a period of two years following each Lease Year, from time to time, by its accountants or representatives, to audit such information in connection with Landlord’s audit, and to examine all Tenant’s records (including supporting data and sales and excise tax returns) reasonably required to complete Landlord’s audit and to verify any Hotel’s Percentage Rent, subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements. If any Landlord’s audit discloses a deficiency in the payment of Percentage Rent, and either Tenant agrees with the results of Landlord’s audit or the matter is otherwise determined or compromised, then Tenant shall forthwith pay to Landlord the amount of the deficiency, as finally agreed or determined, together with interest at the Interest Rate from the date when said payment should have been made to the date of payment thereof. If any Landlord’s audit discloses a deficiency in the determination or reporting of Gross Revenue, which, as finally agreed or determined, exceeds three percent of the finally determined Gross Revenues of all Hotels, Tenant shall pay the costs of the portion of Landlord’s audit allocable to the determination of such Gross Revenues. Any proprietary information obtained by Landlord pursuant to the provisions of this Section 3.2 shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation or arbitration between the parties and except further that Landlord may disclose such information to prospective lenders, investors, and underwriters and to any other persons to whom disclosure is necessary to comply with applicable laws, regulations, and government requirements. The obligations of Tenant contained in this Section 3.2 shall survive the expiration or earlier termination of this Lease. Any dispute as to the existence or amount of any deficiency in the payment of Percentage Rent as disclosed by Landlord’s audit shall, if not otherwise settled by the parties, be submitted to arbitration.
3.3    Additional Charges. In addition to Minimum Rent or Percentage Rent payable under Section 3.1 of this Lease, (a) Tenant also will pay and discharge as and when due and payable all other amounts, liabilities, obligations, and Impositions that Tenant assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of Tenant to pay any of those items referred to in clause (a) of this Section 3.3, Tenant also will promptly pay and discharge every fine, penalty, interest, and cost that may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this Section 3.3 being additional rent hereunder and being referred to herein collectively as “Additional Charges”), and Landlord shall have all legal, equitable, and contractual rights, powers, and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of Additional Charges as in the case of non-payment of Minimum Rent or Percentage Rent. If any installment of Minimum Rent, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Landlord) shall not be paid on its due date, then Tenant will pay Landlord within 10 days after demand, as Additional Charges, an amount equal to the interest computed at the Interest Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Tenant pays any Additional Charges to Landlord pursuant to the requirements of this Lease, Tenant shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Landlord shall pay the same from monies received from Tenant.

3.4    Payment of Impositions. (a) (i) Subject to Article 8 relating to permitted contests, Tenant shall pay, or cause to be paid, all Impositions (other than Real Estate Taxes which shall be paid by Landlord) before any fine, penalty, interest, or cost (other than any opportunity cost as a result of a failure to take advantage of any discount for early payment) may be added for non-payment, such payments to be made directly to the taxing authorities where feasible, and shall promptly, upon request, furnish to Landlord copies of official receipts or other reasonably satisfactory proof evidencing such payments. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall pay such installments during the Term as the same become due and before any fine, penalty, premium, further interest, or cost may be added thereto.
(ii)    Landlord, at its expense, shall, to the extent required or permitted by Applicable Law, prepare and file all tax returns and pay all taxes due in respect of Landlord’s net income, gross receipts (from any source other than Rent received by Landlord from Tenant), sales and use, single business, ad valorem, franchise taxes, Real Estate Taxes, and taxes on its capital stock, and Tenant, at its expense, shall, to the extent required or permitted by Applicable Laws, prepare and file all other tax returns and reports in respect of any Imposition as may be required by Government Agencies.
(iii)    If any refund shall be due from any taxing authority in respect of any Imposition paid by Tenant, then the same shall be paid over to or retained by Tenant if no Event of Default shall have occurred hereunder and be continuing. If an Event of Default shall have been declared by Landlord and be continuing, then any such refund shall be paid over to or retained by Landlord.
(iv)    Landlord and Tenant shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports.
(v)    In the event Government Agencies classify any property covered by this Lease as personal property, then Tenant shall file, or cause Manager to file, all personal property tax returns in such jurisdictions where it may legally so file. Each party shall, to the extent it possesses the same, provide the other, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Landlord is legally required (or otherwise elects) to file personal property tax returns for property covered by this Lease and/or gross receipts tax returns for Rent received by Landlord from Tenant, Landlord shall file the same with reasonable cooperation from Tenant.
(vi)    Landlord shall provide Tenant with copies of assessment notices in sufficient time for Tenant to prepare a protest which Landlord shall file. Landlord may, upon notice to Tenant, at Landlord’s option and at Landlord’s sole expense, appeal, protest, or institute such other proceedings (in its or Tenant’s name) as Landlord may deem appropriate to effect a reduction of real estate assessments and Tenant shall fully cooperate with Landlord in such protest, appeal, or other action.
(vii)    Landlord shall give prompt Notice to Tenant of all Impositions payable by Tenant hereunder of which Landlord at any time has knowledge; provided, however, that Landlord’s failure to give any such notice shall in no way diminish Tenant’s obligation hereunder to pay such Impositions (except that Landlord shall be responsible for any interest or penalties incurred as a result of Landlord’s failure promptly to forward the same).
(viii)    In addition, Tenant shall pay the following:
(A)    Utility Charges. Tenant shall pay or cause to be paid all charges for electricity, power, gas, oil, water, and other utilities used in connection with the Leased Property.
(B)    Insurance Premiums. Tenant shall pay or cause to be paid all premiums for the insurance coverage required to be maintained by Tenant pursuant to Article 9.
(C)    Other Charges. Tenant shall pay or cause to be paid all other amounts, liabilities, and obligations arising in connection with the Leased Property except those obligations expressly assumed by Landlord pursuant to the provisions of this Lease or expressly stated not to be an obligation of Tenant pursuant to this Lease.
(b)    Reimbursement for Additional Charges. If Tenant pays or causes to be paid property taxes or similar or other Additional Charges attributable to periods after the end of the Term, whether upon expiration or sooner termination of this Lease, then Tenant may, within a reasonable time after the end of the Term, provide Notice to Landlord of Tenant’s estimate of such amounts. Landlord shall promptly reimburse Tenant for all payments of such taxes and other similar Additional Charges that are attributable to any period after the Term of this Lease.
3.5    Late Payment of Rent, Etc. (a) If any installment of Minimum Rent, Percentage Rent, or Additional Charges shall not be paid within five (5) Business Days after its due date, then Tenant shall pay Landlord, within five days after Landlord’s written demand therefor, as Additional Charges, a late charge (to the extent permitted by law) computed at the Interest Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Tenant pays any Additional Charges directly to Landlord or any Mortgagee pursuant to any requirement of this Lease, Tenant shall be relieved of its obligation to pay such Additional Charges to the Entity to which they would otherwise be due and Landlord shall pay when due, or cause the applicable Mortgagee to pay when due, such Additional Charges to the Entity to which they are due. If any payment due from Landlord to Tenant shall not be paid within 30 days after its due date, then Landlord shall pay to Tenant, on demand, a late charge (to the extent permitted by law) computed at the Interest Rate on the amount of such installment from the due date of such installment to the date of payment thereof.
(b)    In the event of any failure by Tenant to pay any Additional Charges when due, except as expressly provided in Section 3.3 with respect to permitted contests pursuant to Article 8, Tenant shall promptly pay (unless payment thereof is in good faith being contested and enforcement thereof is stayed) and discharge, as Additional Charges, every fine, penalty, interest, and cost which may be added for non-payment or late payment of such items. Landlord shall have all legal, equitable, and contractual rights, powers, and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of Additional Charges as in the case of non-payment of Minimum Rent and Percentage Rent.
3.6    Net Lease. Rent shall be absolutely net to Landlord so that this Lease shall yield to Landlord the full amount of the installments or amounts of Rent throughout the Term, subject to any other provisions of this Lease which expressly provide otherwise (including, without limitation, (i) Landlord’s obligations to pay Real Estate Taxes pursuant to Section 3.4, (ii) Landlord’s obligation to maintain Insurance pursuant to Article 9, and (iii) those provisions for adjustment, refunding, or abatement of such Rent and for the funding of Landlord’s obligations pursuant to Section 14.3). This Lease is a net lease, and, except to the extent otherwise expressly specified in this Lease, it is agreed and intended that Rent payable hereunder by Tenant shall be paid without notice, demand, counterclaim, setoff, deduction, or defense and without abatement, suspension, deferment, diminution, or reduction and that Tenant’s obligation to pay all such amounts, throughout the Term and all applicable Renewal Terms, is absolute and unconditional, and, except to the extent otherwise expressly specified in this Lease, the respective obligations and liabilities of Tenant and Landlord hereunder shall in no way be released, discharged, or otherwise affected for any reason, including, without limitation: (a) any defect in the condition, merchantability, design, quality, or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with all Applicable Laws, including, without limitation, any inability to occupy or use the Leased Property by reason of such noncompliance; (b) any damage to, removal, abandonment, salvage, loss, condemnation, theft, scrapping, or destruction of, or any requisition or taking of, the Leased Property or any part thereof, or any environmental conditions on the Leased Property or any property in the vicinity of the Leased Property; (c) any restriction, prevention, or curtailment of, or interference with, any use of the Leased Property or any part thereof including, without limitation, eviction; (d) any defect in title to or rights to the Leased Property or any lien on such title or rights to the Leased Property; (e) any change, waiver, extension, indulgence, or other action or omission or breach in respect of any obligation or liability of or by any Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceedings relating to Tenant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Tenant or any other Person, or by any court, in any such proceeding; (g) any right or claim that Tenant has or might have against any Person, including, without limitation, Landlord (other than a monetary default) or any vendor, manufacturer, contractor of or for the Leased Property; (h) any failure on the part of Landlord or any other Person to perform or comply with any of the terms of this Lease, or of any other agreement; (i) any invalidity, unenforceability, rejection, or disaffirmance of this Lease by operation of law or otherwise against or by Tenant or any provision hereof; (j) the impossibility of performance by Tenant or Landlord, or both; (k) any action by any court, administrative agency, or other Government Agencies; (l) any interference, interruption, or cessation in the use, possession, or quiet enjoyment of the Leased Property or otherwise; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether foreseeable or unforeseeable, and whether or not Tenant shall have notice or knowledge of any of the foregoing; provided, however, that the foregoing shall not apply or be construed to restrict Tenant’s rights in the event of any act or omission by Landlord constituting gross negligence or willful misconduct. Except as specifically set forth in this Lease, this Lease shall be non-cancellable by Tenant for any reason whatsoever, and, except as expressly provided in this Lease, Tenant, to the extent now or hereafter permitted by Applicable Laws, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate, or surrender this Lease or to any diminution, abatement, or reduction of Rent payable hereunder. Except as specifically set forth in this Lease, under no circumstances or conditions shall Landlord be expected or required to make any payment of any kind hereunder or have any obligations with respect to the use, possession, control, maintenance, alteration, rebuilding, replacing, repair, restoration, or operation of all or any part of the Leased Property, so long as the Leased Property or any part thereof is subject to this Lease, and Tenant expressly waives the right to perform any such action at the expense of Landlord pursuant to any law.
Article 4
USE OF THE LEASED PROPERTY

4.1    Permitted Use. (a) Tenant shall, and shall cause Manager to, at all times during the Term and at any other time that Tenant and Manager shall be in possession of the Leased Property, continuously use and operate, or cause Manager to continuously use and operate, the Leased Property as a hotel facility in a manner consistent with the Management Agreement and shall use reasonable good faith efforts to seek to maximize Gross Revenues. Subject to Section 16.3, Tenant shall not, and Tenant shall ensure that Manager shall not, use the Leased Property, or any portion thereof, for any other use without the prior written consent of Landlord. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done thereon, which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy is available), and Tenant shall not, and shall ensure that Manager shall not, sell or otherwise provide or permit to be kept, used, or sold in or about the Leased Property, any article which may be prohibited by law, or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter’s regulations. Tenant shall, at its sole cost, comply with all Insurance Requirements. Further, Tenant shall not, and Tenant shall ensure that Manager shall not, take or omit to take any action, the taking or omission of which materially impairs the value or the usefulness of the Leased Property or any part thereof for its Permitted Use.
(b)    Tenant shall proceed with all due diligence and exercise commercially reasonable efforts to obtain and maintain, or to cause Manager to obtain and maintain, all approvals necessary to use and operate, for its Permitted Use, the Leased Property and the Hotels located thereon under applicable law. Landlord shall cooperate with Tenant in this regard, including, without limitation, by executing all applications and consents required to be signed by Landlord in order for Tenant to obtain and maintain such approvals.
(c)    Tenant shall not, and Tenant shall ensure that Manager shall not, use or suffer or permit the use of the Leased Property or Tenant’s Personal Property, if any, for any unlawful purpose. Tenant shall not, and Tenant shall ensure that Manager shall not, (i) commit or suffer to be committed any waste on the Leased Property, or in the Hotels, or cause or permit any unlawful nuisance thereon or therein, or (ii) permit the Leased Property, or any portion thereof, to be used in such a manner as (A) might reasonably impair Landlord’s title thereto or to any portion thereof; or (B) may reasonably allow a claim or claims for adverse usage of adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.
4.2    Compliance with Legal / Insurance Requirements, Etc. Subject to the provisions of Article 8, Tenant, at its sole expense, shall, or shall cause Manager to, (a) comply with Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair, alteration, and restoration of the Leased Property, and (b) comply with all appropriate licenses, and other authorizations and agreements, required for any use of the Leased Property and Tenant’s Personal Property, if any, then being made and which are material to the operation of the Leased Property for the uses permitted hereunder, and for the proper operation and maintenance of the Leased Property or any part thereof.

4.3    Environmental Matters. (a) Tenant hereby represents and warrants to Landlord that, as of the Initial Commencement Date and as of the Amended Commencement Date, there are no Hazardous Materials on any portion of the Leased Property or the Hotels, nor have any Hazardous Materials been released or discharged on any portion of the Leased Property or the Hotels. In addition, Tenant hereby represents and warrants that it has previously delivered to Landlord copies of all reports concerning environmental conditions which have been received by Tenant or any of its Affiliates. In the event of the discovery of Hazardous Materials on any portion of the Leased Property or in the Hotels during the Term, and subject to the provisions of Section 4.3(c), Tenant shall promptly remove such Hazardous Materials, together with all contaminated soil and containers, and shall otherwise remedy the problem in accordance with (i) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., as amended (“CERCLA”); (ii) the regulations promulgated under CERCLA from time to time; (iii) all federal, state and local laws, rules, and regulations (now or hereafter in effect) dealing with the use, generation, treatment, storage, disposal, or abatement of Hazardous Materials; and the regulations promulgated thereunder from time to time (the items described in the foregoing clauses (i) through (iii) are collectively referred to as “Environmental Laws”). Tenant shall indemnify, defend, and hold Landlord harmless from and against all loss, costs, liability, and damage (including, without limitation, engineers’ and attorneys’ fees and expenses, and the cost of litigation) arising from the presence of Hazardous Materials on the Leased Property or in the Hotels during the Term, and this obligation of Tenant shall survive the expiration or earlier termination of this Lease. “Hazardous Materials” means any substance or material containing one or more of any of the following: “hazardous material”, “hazardous waste”, “hazardous substance”, “regulated substance”, “petroleum”, “pollutant”, “contaminant”, “polychlorinated biphenyls”, “lead or lead-based paint”, or “asbestos” as such terms are defined in any applicable Environmental Law in such concentration(s) or amount(s) as may impose clean-up, removal, monitoring, or other responsibility under the Environmental Laws, as the same may be amended from time to time, or which may present a significant risk of harm to guests, invitees, or employees of the Hotels.
(b)    Subject to the provisions of Section 4.3(c), all costs and expenses of the removal of Hazardous Materials from the Leased Property or the Hotels in accordance with the provisions of Section 4.3(a), and of compliance with all Environmental Laws in accordance with the provisions of Section 4.3(a), and any amounts paid to Landlord pursuant to the indemnity set forth in Section 4.3(a), shall be paid by Tenant from its own funds, and not from Gross Revenues.
(c)    To the extent not otherwise covered by insurance maintained by either Tenant or Manager (including, without limitation, any deductible or self-insured retention, if any, related thereto), the amount of any loss, cost, liability, or damage (including, without limitation, engineers’ and attorneys’ fees and expenses, and the cost of litigation) arising from the presence of Hazardous Materials on or under the Leased Property or in the Hotels as a direct result of the gross negligence of Tenant’s or Manager’s employees at the Hotels (but not any third parties, including, without limitation, any independent contractors retained to provide goods or services to the Hotels) shall be paid from Gross Revenues.
(d)    Each party shall undertake reasonable efforts to notify the other party concerning the presence of any Hazardous Materials on or under the Leased Property or in the Hotels of which the notifying party has knowledge; provided, however, that unless required by Legal Requirements, the parties shall otherwise maintain the confidentiality of such information.
Article 5
REPAIRS, MAINTENANCE, AND REPLACEMENTS
5.1    Repairs and Maintenance Costs that are Expensed. Tenant shall, and shall cause Manager to, (a) maintain the Leased Property and all buildings and improvements located thereon (including, without limitation, the interior and exterior, structural, plumbing, HVAC, and other elements thereof) in good repair and working condition and shall make or cause to be made such routine maintenance, repairs, and minor alterations as it determines are necessary for such purposes; (b) not commit waste or permit impairment or deterioration of the Leased Property (normal wear and tear excepted); (c) not abandon the Leased Property; (d) comply in all material respects with all laws, ordinances, regulations, and requirements of any governmental body applicable to the Leased Property; (e) provide prompt written notification to Landlord of any material adverse change to the Leased Property, such as material changes to any environmental condition, including, without limitation, the presence of biocontaminants, such as mold; (f) promptly undertake appropriate assessment, remedial, and preventative actions sufficient to meet any guidelines established by Landlord or guidelines or regulations adopted by applicable authoritative bodies or regulatory agencies in connection with a determination of any material adverse change, and, in any event with respect to mold contamination, Tenant shall undertake (i) removal of the mold, (ii) abatement of the underlying cause of mold (including water intrusion), and (iii) repair of any leaks and associated water damage at the Leased Property; and (g) return the Leased Property and all buildings and improvements thereon at the expiration of the Term in as reasonably a good condition as when received, ordinary wear and tear excepted and shall make or cause to be made such routine maintenance, repairs, and minor alterations as it determines are necessary for such purposes. The phrase “routine maintenance, repairs, and minor alterations” as used in this Section 5.1 shall include only those items of maintenance, repair, and alteration which are normally expensed under GAAP. All costs and expenses incurred in connection with such maintenance, repairs, and alterations shall be borne by Tenant.

5.2    Routine Capital Expenditures and FF&E. (a) Tenant shall prepare, or cause Manager to prepare, an annual estimate (the “Capital Reserve Budget”) of the expenditures necessary for (i) replacements, renewals, and additions to the FF&E, and (ii) Routine Capital Expenditures, during the ensuing Fiscal Year and shall deliver the Capital Reserve Budget to Landlord for its review, comment, and approval at the same time as Manager submits the business plan described in Section 17.4. The Capital Reserve Budget shall also indicate the estimated time schedule for making such replacements, renewals, and additions, a reasonable description of items required to be replaced, the number of units to be replaced, unit costs, and costs in the aggregate, together with such additional information as Landlord shall reasonably request, to the extent then known by Manager.
(b)    Tenant shall, or Tenant shall cause Manager to, on behalf of Landlord from time to time (in compliance with the applicable Capital Reserve Budget, unless there has been a change in circumstances) make such (i) replacements, renewals, and additions to the FF&E, and (ii) Routine Capital Expenditures, as Tenant deems necessary. Notwithstanding the foregoing, no expenditures shall be made in excess of the amounts set forth in the then-applicable Capital Reserve Budget without the approval of Landlord; provided, that Tenant or Manager shall be authorized to take appropriate remedial action (including, without limitation, making any necessary expenditures above the total aggregate amount set forth in the then-applicable Capital Reserve Budget), without receiving Landlord’s prior approval, to remedy or respond to any of the Emergency Requirements (provided further that Tenant shall notify Landlord of any such remedial action that requires more than a de minimis expenditure of funds).
(c)    All costs and expenses incurred in connection with the replacements, renewals, and additions to the FF&E and the Routine Capital Expenditures required under this Section 5.2 shall be paid by Tenant from amounts provided by Landlord to Tenant for such purposes.
(d)    Landlord and Tenant hereby acknowledge and agree that all FF&E the purchase of which is funded by Landlord shall be the property of Landlord unless otherwise provided in this Lease.
5.3    Capital Expenditures. (a) Tenant, or Manager on behalf of Tenant, shall prepare an annual estimate (the “Building Estimate”) of all Capital Expenditures, which Building Estimate shall include such detail as is reasonably required to allow Landlord to review and analyze the Capital Expenditures described therein. Tenant shall submit, or cause Manager to submit, the Building Estimate to Landlord for its approval at the same time as Manager submits the business plan described in Section 17.4. Tenant shall not, and Tenant shall ensure that Manager shall not, make any Capital Expenditures without the prior written approval of Landlord, except as otherwise permitted herein.
(b)    Notwithstanding the provisions of Section 5.3(a), Tenant shall be authorized to take appropriate remedial action (including, without limitation, making any necessary Capital Expenditures) without receiving Landlord’s prior approval, to remedy or respond to any of the Emergency Requirements; provided that Tenant shall notify Landlord of any such remedial action that requires a Capital Expenditure that is not de minimis. Tenant and Manager shall cooperate with Landlord in the pursuit of any such action and shall have the right to participate therein. Landlord shall, upon written request by Tenant, or Manager on behalf of

Tenant, promptly reimburse all expenditures made by Tenant or Manager pursuant to this Section 5.3(b).
(c)    The cost of all Capital Expenditures (including, without limitation, the expenses incurred by Landlord or Tenant or Manager in connection with any civil or criminal proceeding arising by reason of an Emergency Requirement) shall be borne solely by Landlord, and shall not be paid from Gross Revenues.
5.4    Ownership of Replacements. All Capital Expenditures and, subject to the rights of Manager under the Management Agreement, all repairs, alterations, improvements, renewals, and replacements made pursuant to this Article 5 shall be the property of Landlord.
5.5    Tenant’s Personal Property. At the expiration or sooner termination of the Term, Landlord may, in its sole and absolute discretion, elect either (a) to give Tenant Notice that Tenant shall be required, within 10 Business Days after such expiration or termination, to remove all Tenant’s Personal Property from the Leased Property or (b) to buy Tenant’s Personal Property by paying Tenant the book value of such property. Failure of Landlord to make such election shall be deemed an election to proceed in accordance with clause (b) of this Section 5.5.

5.6    Yield Up. (a) Upon the expiration or sooner termination of this Lease, Tenant shall vacate and surrender the Leased Property to Landlord in substantially the same condition in which the Leased Property was in on the Initial Commencement Date, except as repaired, replaced, rebuilt, restored, altered, improved, or added to as permitted or required by the provisions of this Lease, reasonable wear and tear and Condemnation (and casualty damage, in the event that this Lease is terminated following a casualty in accordance with Article 10) excepted.
(b)    In addition, as of the expiration or earlier termination of this Lease, Tenant shall cooperate in good faith with Landlord to effect an orderly transition of the management or lease of the Leased Property and Tenant shall, at Landlord’s sole cost and expense, use its good faith, commercially reasonable efforts to transfer to and cooperate with Landlord or Landlord’s nominee in connection with the processing of all applications for licenses, operating permits, and other governmental authorizations and all contracts entered into by Tenant, including, without limitation, contracts with governmental or quasi-governmental Entities which may be necessary for the use and operation of the Hotels as then operated, but excluding (i) utility deposits and (ii) telephone numbers. Landlord shall indemnify and hold Tenant harmless for all claims, costs, and expenses (including, without limitation, reasonable attorneys’ fees) arising from acts or omissions by Landlord under such contracts subsequent to the date of transfer thereof to Landlord, and Tenant shall indemnify and hold Landlord harmless for all claims, costs, and expenses (including, without limitation, reasonable attorney’s fees) arising from acts or omissions by Tenant under such contracts prior to the date of transfer thereof to Landlord.
5.7    Management Agreement. Except as otherwise provided below, Tenant shall not amend or modify the Management Agreement or replace the Manager without Landlord’s prior written consent, which consent may be given or withheld by Landlord in its sole and absolute discretion. The terms of the Management Agreement (a) shall not, in Landlord’s and its counsel’s reasonable opinion, cause the Rent to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, and (b) shall expressly provide that if Landlord and its counsel reasonably conclude that the terms of the Management Agreement will have such an effect, then the terms of the Management Agreement will be modified so that the Management Agreement, in the reasonable opinion of Landlord and its counsel, does not cause the Rent to be so characterized under the Code; provided, that no such modifications shall affect the amount of the Management Fees (as defined in the Management Agreement) or the practical realization of the rights and benefits of the Manager thereunder.
5.8    Trademark License Agreements. (a) Tenant shall not operate, or permit Manager to operate, any Hotel under a trade name other than the trade names licensed to Tenant under the Trademark License Agreements, without the prior written consent of Landlord, which consent may be given or withheld by Landlord in its sole and absolute discretion.
(b)    To the extent any of the provisions of any Trademark License Agreement impose a greater obligation on Tenant than the corresponding provisions of this Lease, then Tenant shall be obligated to comply with, and to take all reasonable actions necessary to prevent breaches or defaults under, the provisions of such Trademark License Agreement. It is the intent of the parties hereto that, except as otherwise specifically provided by this Lease, Tenant shall comply in every respect with the provisions of any Trademark License Agreement to which Tenant is a party so as to avoid any default thereunder during the term of this Lease. Landlord and Tenant agree to cooperate fully with each other in the event it becomes necessary to obtain a trademark license extension or modification or a new trademark license for the Leased Property; provided, that Landlord shall pay the entire cost of any upgrades required by any licensor.
Article 6
IMPROVEMENTS, ETC.
6.1    Improvements to the Leased Property. Tenant shall not finance the cost of any construction by the granting of a lien on, or security interest in, the Leased Property, or Tenant’s interest therein, without the prior written consent of Landlord, which consent may be withheld by Landlord in Landlord’s sole discretion. Any such improvements shall, upon the expiration or sooner termination of this Lease, remain or pass to and become the property of Landlord, free and clear of any encumbrance permitted to be created by Landlord.
6.2    Equipment Leases. Landlord shall enter into such leases of equipment and personal property as Tenant may reasonably request from time to time; provided, that the form and substance thereof shall be reasonably satisfactory to Landlord. Tenant shall prepare and deliver to Landlord all such lease documents for which Landlord’s execution is necessary and Landlord shall promptly, upon approval thereof, execute and deliver such documents to Tenant. Tenant shall, throughout the Term, be responsible for performing all of Landlord’s obligations under all such documents and agreements.
Article 7
LIENS
Subject to Article 8, Tenant shall not, and Tenant shall ensure that Manager does not, directly or indirectly, create or allow to remain, and each shall promptly discharge, at its expense, any lien, encumbrance, attachment, title retention agreement, or claim upon the Leased Property or Tenant’s leasehold interest therein or any attachment, levy, claim, or encumbrance in respect of the Rent, other than (a) restrictions, liens, and other encumbrances which are consented to in writing by Landlord, (b) liens for those taxes of Landlord which Tenant is not required to pay hereunder, (c) subleases permitted by Article 16, (d) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (i) the same are not yet due and payable, or (ii) are being contested in accordance with Article 8, (e) liens of mechanics, laborers, materialmen, suppliers, or vendors incurred in the ordinary course of business that are not yet due and payable (but will be paid in full by Tenant or Manager) or are for sums that are being contested in accordance with Article 8, (f) any Mortgage or other liens which are the responsibility of Landlord, and (g) Landlord Liens.
Article 8
PERMITTED CONTESTS
Tenant, or Manager at Tenant’s direction, shall have the right to contest the amount or validity of any Imposition, Legal Requirement, Insurance Requirement, lien, attachment, levy, encumbrance, charge, or claim (collectively, “Claims”) as to the Leased Property, by appropriate legal proceedings, conducted in good faith and with due diligence; provided, that (a) the foregoing shall in no way be construed as relieving, modifying, or extending Tenant’s obligation to pay any Claims required hereunder to be paid by Tenant as finally determined, (b) such contest shall not cause Landlord or Tenant to be in default under any mortgage, deed of trust, or other agreement encumbering the Leased Property or any part thereof (Landlord agreeing that any such mortgage, deed of trust, or other agreement shall permit Tenant to exercise the rights granted pursuant to this Article 8) or any interest therein or result in a lien attaching to the Leased Property, unless such lien is fully bonded or is otherwise secured to the reasonable satisfaction of Landlord, (c) no part of the Leased Property nor any Rent therefrom shall be in any immediate danger of sale, forfeiture, attachment, or loss, and (d) Tenant hereby indemnifies and holds harmless Landlord from and against any cost, claim, damage, penalty, or reasonable expense, including, without limitation, reasonable attorneys’ fees, incurred by Landlord in connection therewith or as a result thereof. Landlord agrees to join in any such proceedings if required legally to prosecute such contest; provided, that Landlord shall not thereby be subjected to any liability therefor (including, without limitation, for the payment of any costs or expenses in connection therewith) unless Tenant agrees to assume and indemnify Landlord with respect to the same. Tenant or Manager, as applicable, shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Tenant or paid by Landlord to the extent that Landlord has been reimbursed by Tenant. If Tenant shall fail to pay or cause to be paid any Claims when finally determined, to provide reasonable security therefor, or to prosecute or cause to be prosecuted any such contest diligently and in good faith, then Landlord may, upon Notice to Tenant, pay such charges, together with interest and penalties due with respect thereto, and Tenant shall reimburse Landlord therefor, upon demand, as Additional Charges.
Article 9
INSURANCE
9.1    General Insurance Requirements. (a) Coverages by Landlord. During the Term, Landlord shall at its expense, without reimbursement from Tenant, at all times keep the Leased Property insured (except to the extent such insurance is required to be kept by Tenant pursuant to Section 9.1(b)).
(b)    Coverages by Tenant. During the Term, Tenant shall at its expense keep the insurance described in Sections 9.1(b)(i) through (v). This insurance shall be written by companies authorized to issue insurance in the applicable state and otherwise acceptable to Landlord. If required by Landlord, the policies must name Landlord as an additional named insured.
(i)    Fidelity bonds with limits and deductibles as may be reasonably required by Landlord, covering Tenant’s employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law.
(ii)    Workers’ compensation benefits and employers’ liability insurance for all persons employed by Tenant on the Leased Property to the extent necessary to protect Landlord and the Leased Property against Tenant’s workers’ compensation claims.
(iii)    Vehicle liability insurance for owned, non-owned, and hired vehicles, including, without limitation, rented and leased vehicles containing minimum limits per occurrence of $1,000,000.00.
(iv)    General liability insurance with limits and deductibles as may be reasonably required by Landlord.
(v)    Such other insurance relating to the operation of the Hotel business as Landlord may reasonably request; provided, that such other insurance is customary for facilities such as the Leased Property and the operation thereof.
9.2    Waiver of Subrogation. All insurance policies carried by Landlord or Tenant covering the Leased Property, the FF&E, the Hotels, or Tenant’s Personal Property, including, without limitation, contents, fire, and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra cost the other party, at its election, may pay the same, but shall not be obligated to do so. Each party agrees to seek recovery from any applicable insurance coverage prior to seeking recovery against the other.
9.3    Form Satisfactory, Etc. All of the policies of insurance referred to in this Article 9 shall be written in a form, with deductibles and by insurance companies reasonably satisfactory to Landlord and also shall meet and satisfy the requirements of any ground lessor, lender, or franchisor having any interest in the Leased Property. Tenant shall deliver to Landlord policies or certificates of the insurance required under Section 9.1(b) as of their effective date (and, with respect to any renewal policy, upon or prior to the expiration of the existing policy), and in the event of the failure of Tenant either to obtain such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Landlord at the times required, Landlord shall be entitled, but shall have no obligation, to obtain such insurance and pay the premiums therefor, and Tenant shall reimburse Landlord for any premium or premiums paid by Landlord for the coverages required under Section 9.1(b) upon written demand therefor, and repay the same within 30 days after Notice of such failure from Landlord shall constitute an Event of Default. Each insurer mentioned in this Article 9 shall agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to Landlord, to provide 30 days’ written notice to Landlord before the policy or policies in question shall be materially altered, allowed to expire, or canceled.
9.4    Blanket Policy. Notwithstanding anything to the contrary contained in this Article 9, Tenant or Landlord may bring the insurance provided for herein within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant or Landlord; provided, that the coverage afforded to Landlord and Tenant will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance; and provided further, that the requirements of this Article 9 are otherwise satisfied.
9.5    Separate Insurance. Tenant shall not on Tenant’s own or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article 9 to be furnished, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including, without limitation, and in all cases, Landlord, are each included therein as an additional insured, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Tenant shall immediately provide Notice to Landlord that Tenant has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.
9.6    Reports on Insurance Claims. Tenant shall promptly investigate and make a complete and timely written report to the appropriate insurance company as to all accidents, claims for damage relating to the ownership, operation, and maintenance of any Hotel, any damage or destruction to any Hotel, and the estimated cost of repair thereof, and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy involved, and a final copy of such report shall be furnished to Landlord.
9.7    Indemnification of Landlord. Except as expressly provided herein, Tenant shall protect, indemnify, and hold harmless Landlord for, from, and against all liabilities, obligations, claims, damages, penalties, causes of action, costs, and reasonable expenses (including, without limitation, reasonable attorneys’ fees), to the maximum extent permitted by law, imposed upon or incurred by or asserted against Landlord by reason of: (a) any accident, injury to, or death of persons, or loss of or damage to property of third parties, occurring during the Term on or about the Leased Property or adjoining sidewalks or rights of way under Tenant’s control, and (b) any use, misuse, condition, management, maintenance, or repair by Tenant or anyone claiming under Tenant of the Leased Property or Tenant’s Personal Property during the Term, or any litigation, proceeding, or claim by governmental entities to which Landlord is made a party or participant relating to such use, misuse, condition, management, maintenance, or repair; provided, that Tenant’s obligations hereunder shall not apply to any liability, obligation, claim, damage, penalty, cause of action, cost, or expense arising from any gross negligence or willful misconduct of Landlord, its employees, agents, contractors, or invitees. Tenant, at its expense, shall defend any such claim, action, or proceeding asserted or instituted against Landlord covered under this indemnity (and shall not be responsible for any duplicative attorneys’ fees incurred by Landlord) or may compromise or otherwise dispose of the same. The obligations of Tenant under this Section 9.7 shall survive the termination of this Lease for a period of one year.
Article 10
DAMAGE, REPAIR, AND CONDEMNATION
10.1    Damage and Repair. (a) If, during the Term, a Hotel is damaged by a Minor Casualty, then Tenant shall proceed, or cause Manager to proceed, with all reasonable diligence, to process the claim with the applicable insurance carriers, including, without limitation, settling such claim, and to make the necessary arrangements with appropriate contractors and suppliers to repair and/or replace the damaged portion of such Hotel. Landlord’s consent shall not be needed for Tenant or Manager to perform any of the foregoing, all of which shall be performed in accordance with Tenant’s reasonable judgment; provided, that all such work shall be undertaken (i) in a workmanlike manner, (ii) in accordance with the provisions of Section 11.2, and (iii) in accordance with plans and specifications approved by Landlord (which approval or disapproval shall be made within 10 Business Days after Landlord receives the applicable plans or specifications and, if applicable, within 10 Business Days after Landlord receives any modifications of said plans or specifications to accommodate Landlord’s comments); provided, that the parties agree that the standard for such repair and/or replacement shall be to repair and/or replace the damaged portion of such Hotel to levels of quality and quantity that are equal to those that existed with respect to such portion of such Hotel prior to the occurrence of the damage at issue. Landlord agrees to sign promptly any documents which are necessary to process and/or adjust the claim with the insurance carriers, as well as any contracts with such contractors and/or suppliers.
(b)    If, during the Term, a Hotel suffers a Total Casualty, then Landlord shall, at its cost and expense and with all reasonable diligence, repair and/or replace the damaged portion of such Hotel to the same condition as existed previously. Such damage or destruction shall not terminate this Lease. Notwithstanding any provisions of this Article 10 to the contrary, if a Hotel suffers a Total Casualty during the last 24 months of the Term, then either party shall have the right to terminate this Lease with respect to such Hotel by giving Notice to the other within 30 days after the date of damage or destruction, whereupon all accrued Rent with respect to such Hotel shall be paid immediately, this Lease shall automatically terminate with respect to such Hotel five (5) days after the date of such Notice and, upon such termination, Minimum Rent payable hereunder shall be reduced by an amount equal to the Minimum Rent allocated to the applicable Hotel set forth in Exhibit A.
(c)    If, during the Term, a Hotel is damaged by fire, casualty, or other cause to a greater extent than a Minor Casualty, but not to the extent of a Total Casualty, then Landlord shall, at its cost and expense and with all reasonable diligence, repair and/or replace the damaged portion of such Hotel to the same condition as existed previously. Tenant shall have the right to discontinue operating, or cause Manager to discontinue operating, the Hotel to the extent Tenant deems necessary to comply with applicable Legal Requirements or as necessary for the safe and orderly operation of such Hotel. To the extent available, proceeds from the insurance described in Section 9.1 of this Lease shall be applied to such repairs and/or replacements. The parties agree that Landlord’s obligations to repair and/or replace pursuant to the provisions of this Section 10.1(c) shall be limited to the extent of available insurance proceeds (plus the amount of any applicable deductibles). The parties further agree that if Landlord is obligated to utilize such available insurance proceeds to repay any obligations pursuant to any Mortgage, then Landlord shall be entitled to an equitable extension of time (in which Landlord has to fulfill its obligations pursuant to the provisions of this Section 10.1(c)) that is sufficient to allow Landlord to obtain the necessary funding to replace such spent insurance proceeds and to make the repairs and/or replacements required hereunder. The parties further agree that Landlord’s obligations to repair and/or replace pursuant to the provisions of this Section 10.1(c) shall be subject to Landlord’s ability to obtain such entitlements and/or other governmental approvals as may be necessary to undertake such repair and/or replacement; provided, that Landlord shall undertake good faith efforts to obtain such entitlements and/or approvals.
(d)    All insurance proceeds payable by reason of any loss of or damage to any of Tenant’s Personal Property shall be paid to Tenant, and, to the extent necessary to repair or replace Tenant’s Personal Property in accordance with this Section 10.1(d), Tenant shall hold such proceeds to pay the cost of repairing or replacing damaged Tenant’s Personal Property and, if this Lease terminates, pay the same over to Landlord. If Landlord undertakes to restore the Leased Property as hereinabove provided, then Tenant shall either (i) restore all of Tenant’s Personal Property, if any, or (ii) replace Tenant’s Personal Property, if any, with items of the same or better quality and utility to the operation of the Leased Property.
10.2    Condemnation. (a) In the event all or substantially all of a Hotel shall be taken in any eminent domain, condemnation, compulsory acquisition, or similar proceeding by any competent authority for any public or quasi-public use or purpose, or in the event a portion of a Hotel shall be so taken, but the result is that it is unreasonable to continue to operate such Hotel in accordance with the standards required by this Lease, this Lease shall terminate with respect to such Hotel as of the date of the taking and, upon such termination, Minimum Rent payable hereunder shall be reduced by an amount equal to the Minimum Rent allocated to the applicable Hotel set forth in Exhibit A. Landlord and Tenant shall each have the right to initiate such proceedings as they deem advisable to recover any compensation to which they may be entitled.
(b)    In the event a portion of a Hotel shall be taken by the events described in Section 10.2(a), or an entire Hotel is affected but on a temporary basis, and the result is not to make it unreasonable to continue to operate such Hotel, this Lease shall not terminate, but the Rent due hereunder shall be equitably abated taking into consideration, among other relevant factors, the number of useable rooms, the amount of square footage, or revenues affected or taken by such events. However, so much of any Award for any such partial taking or condemnation as shall be necessary to render the Hotel equivalent to its condition prior to such event shall be used for such purpose and Tenant shall have the right to discontinue operating, or to cause Manager to discontinue operating, the Hotel or portion of the Hotel to the extent it deems necessary for the safe and orderly operation of the Hotel.
Article 11
CC&Rs, LIENS, ETC.
11.1    No Covenants, Conditions, or Restrictions. (a) Landlord covenants that after the Initial Commencement Date and during the Term, there will not be (unless Tenant has given its prior consent thereto) any covenants, conditions, or restrictions, including, without limitation, reciprocal easement agreements or cost-sharing arrangements (individually or collectively referred to as “CC&R(s)”) affecting the Leased Property (i) which would prohibit Manager’s operation of the Hotels in accordance with the terms of this Lease and the Management Agreement, including, without limitation, related amenities proposed for the Hotels; (ii) which would allow the Hotels’ facilities (for example, parking spaces) to be used by persons other than guests, invitees, or employees of the Hotels except as approved by Tenant; (iii) which would allow the Hotels’ facilities to be used for specified charges or rates which have not been approved by Manager; or (iv) which would subject the Hotels to exclusive arrangements regarding food and beverage operation or retail merchandise.
(b)    Tenant shall cause Manager to manage and operate the Hotels in compliance with all obligations imposed on Landlord or the Hotels pursuant to any CC&Rs to the extent (i) such obligations are known to Manager (ii) such CC&Rs relate to the management and operation of the Hotels and (iii) the CC&Rs are not inconsistent with the Management Agreement.
11.2    Liens; Credit. Tenant shall use commercially reasonable efforts to prevent any liens from being filed against the Hotels which arise from any maintenance, repairs, alterations, improvements, renewals, or replacements in or to the Hotels, and shall cooperate fully in obtaining the release of any such liens.
11.3    Amendments Requested by Mortgagee. If requested by any Mortgagee or prospective Mortgagee, Tenant agrees to execute and deliver any amendment of this Lease that is reasonably required by such Mortgagee or prospective Mortgagee; provided, that Tenant shall be under no obligation to amend this Lease if the result of such amendment would be to materially and adversely increase Tenant’s obligations or to materially and adversely affect Tenant’s rights under this Lease or to amend Article 5. Any such amendment shall be in effect only for the period of time in which such Mortgage is outstanding.
Article 12
DEFAULTS AND REMEDIES
12.1    Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:
(a)    should Tenant fail to make any payment of Minimum Rent or Percentage Rent within 5 Business Days after Notice thereof, or fail to make payment of any other Rent or any other sum payable hereunder when due and such failure shall continue for a period of 30 days after Notice thereof;
(b)    should Tenant fail to maintain the insurance coverages required under Article 9 and such failure shall continue for 10 Business Days after Notice thereof;
(c)    subject to Article 8 relating to permitted contests, should Tenant default in the due observance or performance of any of the terms, covenants, or agreements contained herein to be performed or observed by it (other than as specified in clauses (a) and (b) above) and such default shall continue for a period of 30 days after Notice thereof from Landlord to Tenant; provided, that if such default is susceptible of cure but such cure cannot be accomplished with due diligence within such period of time, and if, in addition, Tenant commences to cure or cause to be cured such default within 30 days after Notice thereof from Landlord and thereafter prosecutes the curing of such default with all due diligence, then such period of time shall be extended to such period of time (not to exceed 90 days) as may be necessary to cure such default with all due diligence;
(d)    should Tenant generally not be paying its debts as they become due or should Tenant make a general assignment for the benefit of creditors;
(e)    should any petition be filed by or against Tenant under the Federal bankruptcy laws, or should any other proceeding be instituted by or against Tenant seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment, or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian, or other similar official for Tenant or for any substantial part of the property of Tenant and such proceeding is not dismissed within 60 days after institution thereof, or should Tenant take any action to authorize any of the actions set forth above in this paragraph;
(f)    should Tenant cause or institute any proceeding for its dissolution or termination;
(g)    unless Tenant shall be contesting such lien or attachment in good faith in accordance with Article 8, should the estate or interest of Tenant in the Leased Property or any part thereof be levied upon or attached in any proceeding and the same shall not be vacated, discharged, or fully bonded or otherwise secured to the reasonable satisfaction of Landlord within the later of (i) 60 days after such attachment or levy, unless the amount in dispute is less than $100,000.00 (as adjusted each year by increases or decreases in the Index), in which case Tenant shall give notice to Landlord of the dispute but Tenant may defend in any suitable way, and (ii) 30 days after receipt by Tenant of Notice thereof from Landlord; it being understood and agreed that Tenant may commence a contest of such matter pursuant to Article 8 above following such Notice from Landlord; or
(h)    should Tenant be in default under the Management Agreement beyond any applicable cure period, then, and in any such event, Landlord, in addition to all other remedies available to it, may terminate this Lease by giving Notice thereof to Tenant and upon the expiration of the time fixed in such Notice, this Lease shall terminate and all rights of Tenant under this Lease shall cease. Landlord shall have and may exercise all rights and remedies available at law and in equity to Landlord as a result of Tenant’s breach of this Lease, including, without limitation, the right of re-entry upon the Leased Property upon and at any time after the occurrence of an Event of Default.

12.2    Damages. Neither the termination of this Lease, the repossession of the Leased Property, the failure of Landlord to relet the Leased Property, nor the reletting of all or any portion thereof shall relieve Tenant of its liability and obligations hereunder, all of which shall survive any such termination, repossession, or reletting to the maximum extent permitted by law. In the event of any such termination, Tenant shall forthwith pay to Landlord all Rent due and payable with respect to the Leased Property to and including the date of such termination. In addition, Tenant shall forthwith pay to Landlord, at Landlord’s option, as and for liquidated and agreed current damages for Tenant’s default, either:
(a)    Without termination of Tenant’s rights to possession of the Leased Property, each installment of Rent (including Default Rent as determined below) and other sums payable to Tenant by Landlord under this Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the Interest Rate from the date due until paid or otherwise discharged, and Landlord may enforce, by action or otherwise, any other term or covenant of this Lease; or
(b)    the sum of:
(i)    the unpaid Rent which had been earned at the time of termination, repossession, or reletting, and
(ii)    the worth at the time of termination, repossession, or reletting of the amount by which the unpaid Rent for the balance of the Term after the time of termination, repossession, or reletting, exceeds the amount of such rental loss that Tenant proves could be reasonably avoided and as reduced for rentals received after the time of termination, repossession, or reletting, if and to the extent required by applicable law (the “worth at the time of termination, repossession, or reletting” of the amount referred to in this subparagraph (ii) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of award plus 1%), and
(iii)    any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which, in the ordinary course, would be likely to result therefrom.
“Default Rent” for the purposes of this Section 12.2 shall be a sum equal to (A) the average of the annual amounts of the aggregate Percentage Rent for the three Fiscal Years immediately preceding the Fiscal Year in which the termination, re-entry, or repossession takes place, or (B) if three Fiscal Years shall not have elapsed, the average of the aggregate Percentage Rent during the preceding Fiscal Years during which this Lease was in effect, or (C) if one Fiscal Year has not elapsed, the amount derived by annualizing the aggregate Percentage Rent from the Amended Commencement Date.
12.3    Waiver of Jury Trial. Landlord and Tenant hereby waive, to the maximum extent permitted by Applicable Laws, trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant’s occupancy of the Leased Property, and/or any claim for injury or damage.
12.4    Application of Funds. Any payments received by Landlord under any of the provisions of this Lease during the existence or continuance of any Event of Default (and any payment made to Landlord rather than Tenant due to the existence of any Event of Default) shall be applied to Tenant’s current and past due obligations under this Lease in such order as Landlord may determine or as may be required by Applicable Laws.
12.5    Landlord’s Right to Cure Tenant’s Default. If an Event of Default shall have occurred and be continuing, then Landlord, after Notice to Tenant with a courtesy copy to Manager (which Notice shall not be required if Landlord shall reasonably determine immediate action is necessary to protect person or property), without waiving or releasing any obligation of Tenant and without waiving or releasing any Event of Default, may (but shall not be obligated to), at any time thereafter, make such payment or perform such act for the account and at the expense of Tenant, and may, to the maximum extent permitted by law, enter upon the Leased Property or any portion thereof for such purpose and take all such action thereon as, in Landlord’s sole and absolute discretion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Tenant. All reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Landlord in connection therewith, together with interest thereon (to the extent permitted by law) at the Interest Rate from the date such sums are paid by Landlord until repaid, shall be paid by Tenant to Landlord, on demand.
12.6    Good Faith Dispute. If Tenant shall in good faith dispute the occurrence of any Default, then Tenant, before the expiration of the applicable cure period, shall give Notice thereof to Landlord, setting forth, in reasonable detail, the basis therefor and (provided Tenant shall escrow disputed amounts, if any, pursuant to an escrow arrangement reasonably acceptable to Landlord and Tenant) no Event of Default shall be deemed to have occurred; provided, that in the event of any eventual adverse determination, Tenant shall pay to Landlord interest on any disputed funds at the Interest Rate, from the date demand for such funds was made by Landlord until the date of final adverse determination and, thereafter, at the Interest Rate until paid.
Article 13
HOLDING OVER
Any holding over by Tenant after the expiration or sooner termination of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to twice the Rent and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages (direct or indirect) sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Lease, to the extent applicable. Nothing contained herein shall constitute the consent, express, or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease.
Article 14
LANDLORD’S NOTICE OBLIGATIONS; LANDLORD’S DEFAULT
14.1    Landlord’s Notice Obligation. Landlord shall give prompt Notice to Tenant and the Manager of any materially adverse matters affecting the Leased Property of which Landlord receives written notice or actual, conscious, present knowledge, and, to the extent Tenant and/or Manager otherwise has no notice or actual knowledge thereof, Landlord shall be liable for any liabilities, costs, damages, or claims (including, without limitation, reasonable attorneys’ fees) arising from the failure to deliver such Notice to Tenant. As used in this Lease, “Landlord’s knowledge” or words of similar import shall mean the actual (and not constructive or imputed), conscious, present knowledge, without independent investigation or inquiry of Christopher N. Dekle or James G. Alderman.
14.2    Landlord’s Default. (a) It shall be a breach of this Lease if Landlord fails to observe or perform any term, covenant, or condition of this Lease on its part to be performed and such failure continues for a period of 30 days after Notice thereof from Tenant, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed a breach if Landlord proceeds within such 30 day period, with due diligence, to commence to cure the failure and thereafter diligently completes the curing thereof. The time within which Landlord shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay. If Landlord does not cure any such failure within the applicable time period as aforesaid, then Tenant may declare the existence of a “Landlord Default” by a second Notice to Landlord. Thereafter, Tenant may forthwith cure the same. Tenant shall have no right to terminate this Lease for any Landlord Default and no right, for any such Landlord Default, to offset or counterclaim against any Rent or other charges due hereunder.
(b)    If Landlord shall in good faith dispute the occurrence of a Landlord Default and Landlord, before the expiration of the applicable cure period, shall give Notice thereof to Tenant setting forth, in reasonable detail, the basis therefor, then no Landlord Default shall be deemed to have occurred and Landlord shall have no obligation with respect thereto until final adverse determination thereof, whether through arbitration or otherwise; provided, that in the event of any such adverse determination, Landlord shall pay to Tenant interest on any disputed funds at the Interest Rate, from the date demand for such funds was made by Tenant until the date of final adverse determination and, thereafter, at the Interest Rate until paid. If Tenant and Landlord shall fail, in good faith, to resolve any such dispute within 30 days after Landlord’s Notice of dispute, then either may submit the matter for determination by arbitration, but only if such matter is required to be submitted to arbitration pursuant to any provision of this Lease, or otherwise by a court of competent jurisdiction.
14.3    Tenant’s Right to Cure. Subject to the provisions of Section 14.2, if Landlord breaches any covenant to be performed by it under this Lease, then Tenant after Notice to and demand upon Landlord as provided in Section 14.2, without waiving or releasing any obligation hereunder, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Landlord. All sums so paid by Tenant and all costs and expenses (including, without limitation, reasonable attorneys’ fees) so incurred, together with interest thereon at the Interest Rate from the date on which such sums or expenses are paid or incurred by Tenant, shall be paid by Landlord, to Tenant on demand. The rights of Tenant hereunder to cure and to secure payment from Landlord in accordance with this Section 14.3 shall survive the termination of this Lease with respect to the Leased Property.
Article 15
TRANSFERS BY LANDLORD
Tenant acknowledges and agrees that Landlord has the unrestricted right to mortgage, encumber, convey and assign its interest in the Leased Property. Tenant agrees and acknowledges that, at the request of Landlord and in consideration for the granting of the Leased Property to Tenant, Tenant shall enter into and execute certain documents, agreements or instruments to mortgage, encumber, convey and assign its interest in the Leased Property to further secure any financing obtained by Landlord. If Landlord conveys the Leased Property in accordance with the terms hereof to a Mortgagee, or to a grantee or transferee that expressly assumes in writing all obligations of Landlord hereunder arising or accruing from and after the date of such conveyance or transfer, then Landlord shall thereupon be released from all future liabilities and obligations of Landlord under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.
Article 16
SUBLETTING AND ASSIGNMENT
16.1    Subletting and Assignment. (a) Except as provided in Section 16.3 and in this Section 16.1, Tenant shall not, without Landlord’s prior written consent (which may be given or withheld by Landlord in its sole discretion), assign, mortgage, pledge, hypothecate, encumber, or otherwise transfer this Lease or sublease (which term shall be deemed to include the granting of concessions, licenses, and the like), all or any part of the Leased Property or suffer or permit this Lease or the leasehold estate created hereby or any other rights arising under this Lease to be assigned, transferred, mortgaged, pledged, hypothecated, or encumbered, in whole or in part, whether voluntarily, involuntarily, or by operation of law, or permit the use or operation of the Leased Property by anyone other than Tenant (but the foregoing is not to be construed to limit the Permitted Use or to restrict Tenant from engaging, or limit the requirement of Tenant to engage, Manager or other hotel manager), or the Leased Property to be offered or advertised for assignment or subletting. For purposes of this Section 16.1, an assignment of this Lease shall be deemed to include the following: without Landlord’s consent, any direct or indirect transfer of any interest in Tenant or any transaction pursuant to which Tenant is merged or consolidated with another Entity or pursuant to which all or substantially all of Tenant’s assets are transferred to any other Entity, as if such change in control or transaction were an assignment of this Lease but shall not include any involuntary liens or attachments contested by Tenant in good faith in accordance with Article 8.
(b)    If this Lease is assigned or if the Leased Property or any part thereof is sublet (or occupied by anybody other than Tenant hereunder), then Landlord may collect the rents from such assignee, subtenant, or occupant, as the case may be, and apply the net amount collected to the Rent herein reserved, but no such collection shall be deemed a waiver of the provisions set forth in the first paragraph of Section 16.1, the acceptance by Landlord of such assignee, subtenant, or occupant, as the case may be, as a tenant, or a release of Tenant from the future performance by Tenant of its covenants, agreements, or obligations contained in this Lease.
(c)    No subletting or assignment shall in any way impair the continuing primary liability of Tenant hereunder (unless Landlord and Tenant expressly otherwise agree that Tenant shall be released from all obligations hereunder), and no consent to any subletting or assignment in a particular instance shall be deemed to be a waiver of the prohibition set forth in Section 16.1. No assignment, subletting, or occupancy shall affect any Permitted Use. Any subletting, assignment, or other transfer of Tenant’s interest under this Lease in contravention of Section 16.1 shall be voidable at Landlord’s option.
16.2    Required Sublease Provisions. Any sublease of any portion of the Leased Property entered into on or after the date hereof shall provide (a) that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subject or subordinate; (b) that in the event of termination of this Lease or reentry or dispossession of Tenant by Landlord under this Lease, Landlord may, at its option, terminate such sublease or take over all of the right, title, and interest of Tenant, as sublessor under such sublease, and, except as provided below, such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any Mortgagee, as holder of a mortgage or as Landlord under this Lease, if such Mortgagee succeeds to that position, shall (i) be liable for any act or omission of Tenant under such sublease, (ii) be subject to any credit, counterclaim, offset, or defense which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous prepayment of more than one Accounting Period, (iv) be bound by any covenant of Tenant to undertake or complete any construction of the Leased Property or any portion thereof, (v) be required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (vi) be bound by any obligation to make any payment to such subtenant or grant any credits, except for services, repairs, maintenance, and restoration provided for under the sublease that are performed after the date of such attornment; (vii) be responsible for any monies owing by Tenant to the credit of such subtenant, or (viii) be required to remove any Person occupying any portion of the Leased Property; and (c) in the event that such subtenant receives a written Notice from Landlord or any Mortgagee stating that an Event of Default has occurred and is continuing, such subtenant shall thereafter be obligated to pay all rentals accruing under such sublease directly to the party giving such Notice or as such party may direct. All rentals received from such subtenant by Landlord or the Mortgagee, as the case may be, shall be credited against the amounts owing by Tenant under this Lease and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. An original counterpart of each such sublease duly executed by Tenant and such subtenant shall be delivered promptly to Landlord and Tenant shall remain liable for the payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder. The provisions of this Section 16.2 shall not be deemed a waiver of the provisions set forth in Section 16.1(a). No subtenant that is an Affiliate of Tenant shall be required to attorn to Landlord as set forth above in this Section 16.2.
16.3    Permitted Sublease and Assignment. Notwithstanding the foregoing, but subject to the provisions of Section 16.4 and any other express conditions or limitations set forth herein, Tenant may, without Landlord’s consent, sublease space at the Leased Property for any uses ancillary to the Permitted Use, so long as such subleases do not demise, in the aggregate, in excess of 3,000 square feet (exclusive of any parking garage subleases), and will not violate or affect any Legal Requirement or Insurance Requirement.
16.4    Sublease Limitation. For so long as Landlord or any Affiliate of Landlord or any Member or beneficiary of Landlord or any direct or indirect constituent owner thereof shall seek to qualify as a real estate investment trust under the Code, anything contained in this Lease to the contrary notwithstanding, Tenant shall not sublet the Leased Property on any basis such that the rental to be paid by any sublessee thereunder would be based, in whole or in part, on either (a) the income or profits derived by the business activities of such sublessee or (b) any other formula such that any portion of such sublease rental would fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.
Article 17
ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS
17.1    Estoppel Certificates. At any time and from time to time, upon not less than 10 Business Days prior Notice by either party, the party receiving such Notice shall furnish to the other a certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, that to its knowledge no Default or an Event of Default by the other party has occurred and is continuing or, if a Default or an Event of Default shall exist, specifying in reasonable detail the nature thereof, and the steps being taken to remedy the same, and such additional information as the requesting party may reasonably request. If such additional information reasonably requires more than 10 Business Days to provide, then the party furnishing such information shall be entitled to such additional period to respond to such request as may be reasonably required under the circumstances. Any such certificate furnished pursuant to this Section 17.1 may be relied upon by the requesting party, its lenders, and any prospective purchaser or mortgagee of the Leased Property or the leasehold estate created hereby.
17.2    Accounting and Annual Reconciliation. (a) Within 30 days after the close of each Accounting Period (or such earlier time period as required under the Management Agreement), Tenant shall cause Manager to deliver an interim accounting (the “Accounting Period Statement”) to Landlord showing Gross Revenues, and applications and distributions thereof for the preceding Accounting Period. Tenant shall cause Manager to transfer to Tenant, with each Accounting Period Statement, any interim amounts due Tenant, subject to Working Capital needs, and shall retain any interim amounts due Manager. Calculations and payments of the Management Fees due Manager, and distributions to Tenant made with respect to each Accounting Period within a Fiscal Year shall be accounted for cumulatively.
(b)    Within 120 days after the end of each Fiscal Year (or such earlier time period as required under the Management Agreement), Tenant shall cause Manager to deliver to Tenant and Landlord a statement (the “Annual Operating Statement”) in reasonable detail summarizing the operations of the Hotels for the immediately preceding Fiscal Year, audited and certified by a nationally recognized firm of certified public accountants having hotel accounting experience as described in the Management Agreement. The parties shall promptly after Landlord’s receipt of such Annual Operating Statement, make any adjustments, by cash payment, in the amounts paid or retained for such Fiscal Year as are needed because of the final figures set forth in such Annual Operating Statement as reconciled by Manager and/or Tenant to the Accounting Period Statements. Such Annual Operating Statement shall be controlling over the preceding Accounting Period Statements.
17.3    Books and Records. Books of control and account pertaining to operations at the Hotels shall be kept by Tenant, or by Manager on behalf of Tenant, on the accrual basis and in all material respects in accordance with the Uniform System of Accounts and GAAP. Tenant, upon Landlord’s reasonable request and at reasonable intervals during Manager’s normal business hours, shall examine such records to seek to obtain such information therefrom as reasonably directed by Landlord.

17.4    Business Plan. (a) Tenant shall cause Manager to deliver to Landlord and Tenant for their review and approval, in accordance with the Management Agreement, a business plan showing the estimated Gross Revenues for the forthcoming Fiscal Year, in comparison to the forecasted Gross Revenues for the current Fiscal Year, each in a reasonably itemized and detailed, as well as summary, form. Such comparison shall include the estimated percentage changes in such items for the forthcoming Fiscal Year compared to the current Fiscal Year. Tenant shall also cause Manager to submit to Landlord for Landlord’s approval the Capital Reserve Budget described in Section 5.2(b) and the Building Estimate described in Section 5.3 at the same time that it submits the business plan. Tenant shall cause Manager to prepare the business plan in accordance with the standards set forth in this Lease and the Management Agreement. Landlord shall have 5 Business Days after receipt of the business plan to review and approve such business plan, and, in the event that Landlord disapproves any category in the business plan, Landlord shall notify Tenant, and Tenant shall, in turn provide Manager in writing, with the specific reasons for Landlord’s disapproval, by category, within such 5 Business Day period. The parties will attempt to resolve in good faith any such objections by Landlord within 5 Business Days following Manager’s receipt of Tenant’s notice of Landlord’s disapproval. Notwithstanding the foregoing, Landlord shall not be entitled to withhold its approval with respect to costs that are system-wide for Manager’s System, including, without limitation, any system-wide compensation or benefit programs; provided, that such programs are reasonably comparable to others in the hospitality industry. Pending such agreement, Tenant shall operate, or cause Manager to operate, the Hotels with respect to those categories that are in dispute based on the previous Fiscal Year’s approved Business Plan, adjusted in accordance with changes in the GDP Deflator over the Fiscal Year just ended and anticipated changes in Gross Revenues. If Landlord fails to provide any objection within the initial 5 Business Day period set forth above, the business plan as submitted by Manager shall be deemed approved. If Landlord and Tenant cannot resolve in good faith any such objections by Landlord within the second 5 Business Day period set forth above, then Landlord’s determination in respect of such objections shall control. The approved business plan for each Fiscal Year is herein referred to as the “Business Plan”.
(b)    Tenant shall cause Manager to diligently operate the Hotels in accordance with the Business Plan.
(c)    In addition to the information described in the first sentence of Section 17.4(a), upon Landlord’s request, Tenant shall cause Manager to include (to the extent reasonably available to Manager) the following information along with each business plan submitted to Landlord pursuant to the provisions of Section 17.4(a): (i) general information concerning pay scales and benefits programs applicable to employees of the Hotels, Manager’s general staffing policies, and Manager’s plans for staffing levels at the Hotels for the forthcoming Fiscal Year; (ii) Manager’s marketing plan for the forthcoming Fiscal Year; (iii) estimates of furniture, fixtures, and equipment and Capital Expenditure requirements and expenditures for the forthcoming three Fiscal Years; and (iv) estimates of the Hotels’ Working Capital and Fixed Asset Supply needs for the forthcoming Fiscal Year.
Article 18
GROUND LEASE
18.1    Ground Leases. It is understood and agreed that Landlord holds a leasehold interest in the Land and Hotels located at the addresses listed on Exhibit D.
18.2    This Lease is, in Part, a Sublease. The parties acknowledge that this Lease is a sublease with respect to the property demised under the Ground Lease which shall, at all times during the Term, be subject and subordinate to the Ground Lease and all matters to which the Ground Lease is subject and subordinate. Tenant hereby expressly assumes and agrees to comply with and be bound by, for the benefit of Landlord, all of the covenants, agreements, terms, and obligations of the Ground Lease, except as modified herein, and all such covenants, agreements, terms, and obligations of the Ground Lease are made a part of and incorporated into this Lease as if recited herein in full. Landlord and Tenant further agree not to take any action or perform any act or fail to perform any act which would result in the violation or breach of any of the covenants, agreements, terms, or obligations under the Ground Lease on the part of the Landlord as lessee thereunder. As between the parties hereto only, in the event of a conflict between the terms of the Ground Lease and the terms of this Lease, the terms of this Lease shall control.
Article 19
LIMITATIONS
19.1    REIT Compliance. Landlord is an indirect wholly owned subsidiary of ESH Hospitality. Tenant acknowledges that ESH Hospitality intends to qualify as a real estate investment trust under the Code. Tenant agrees that it will not knowingly or intentionally take or omit to take any action, or permit any status or condition to exist at the Leased Property, which Tenant actually knows (acting in good faith) would or could result in (a) the Rent payable under this Lease not qualifying as “rents from real property” as defined in Section 856(d) of the Code or (b) ESH Hospitality being disqualified from treatment as a real estate investment trust under the Code as the provisions exist on the date hereof; provided, that notwithstanding anything herein to the contrary, (A) Tenant shall not be responsible for any act or omission of Landlord or Manager (unless Manager’s action was with the express written consent, or at the direction, of Tenant), and (B) any action by Tenant taken in compliance with the express terms of this Lease or the Management Agreement shall not be deemed to create a Default or Event of Default under this Section 19.1.
19.2    FF&E Limitation. This Section 19.2 is intended to insure that all of the rent payable under this Lease qualifies as “rents from real property” within the meaning of Section 856(d) of the Code or any similar or successor provisions thereto. In furtherance of such purpose, the parties have agreed to the terms set forth in Exhibit E.
19.3    Sublease Rent Limitation. Anything contained in this Lease to the contrary notwithstanding, from and after the Initial Commencement Date, Tenant shall not knowingly or intentionally (acting in good faith) enter into any sublease with respect to the Leased Property or any part thereof on any basis such that the rental to be paid by the sublessee thereunder would be based (or considered to be based), in whole or in part, on either (a) the income or profits derived by the business activities of the sublessee, or (b) any other formula such that any portion of the rent payable hereunder would or could, to Tenant’s actual knowledge (acting in good faith), fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provisions thereto.
Article 20
MISCELLANEOUS
20.1    No Waiver. No failure by Landlord or Tenant to insist upon the strict performance of any term hereof or to exercise any right, power, or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the maximum extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.
20.2    Remedies Cumulative. To the maximum extent permitted, by law, each legal, equitable, or contractual right, power, and remedy of Landlord or Tenant, now or hereafter provided either in this Lease or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power, and remedy and the exercise or beginning of the exercise by Landlord or Tenant (as applicable) of any one or more of such rights, powers, and remedies shall not preclude the simultaneous or subsequent exercise by Landlord of any or all of such other rights, powers, and remedies.
20.3    Severability. Any clause, sentence, paragraph, section, or provision of this Lease held by a court of competent jurisdiction to be invalid, illegal, or ineffective shall not impair, invalidate, or nullify the remainder of this Lease, but rather the effect thereof shall be confined to the clause, sentence, paragraph, section, or provision so held to be invalid, illegal, or ineffective, and this Lease shall be construed as if such invalid, illegal, or ineffective provisions had never been contained herein.
20.4    Acceptance of Surrender. No surrender to Landlord of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.
20.5    No Merger of Title. It is expressly acknowledged and agreed that it is the intent of the parties that there shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own, or hold, directly or indirectly, this Lease or the leasehold estate created hereby and the fee estate or ground landlord’s interest in the Leased Property.
20.6    Conveyance by Landlord. If Landlord or any successor owner of all or any portion of the Leased Property shall convey all or any portion of the Leased Property in accordance with the terms of this Lease other than as security for a debt, and the grantee or transferee of such of the Leased Property shall expressly assume all obligations of Landlord hereunder with respect to such of the Leased Property arising or accruing from and after the date of such conveyance or transfer, then Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Landlord under this Lease with respect to such of the Leased Property arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.
20.7    Quiet Enjoyment. Provided that no Event of Default shall have occurred and be continuing, Tenant shall peaceably and quietly have, hold, and enjoy the Leased Property for the Term, free of hindrance or molestation by Landlord or anyone claiming by, through, or under Landlord, but subject to (a) any encumbrance permitted to be created by Landlord hereunder, (b) liens as to obligations of Landlord that are either not yet due or which are being contested in good faith and by proper proceedings; provided, that the same do not materially interfere with Tenant’s or Manager’s ability to operate the Hotels, and (c) liens that have been consented to in writing by Tenant. Except as otherwise provided in this Lease, no failure by Landlord to comply with the foregoing covenant shall give Tenant the right to cancel or terminate this Lease or abate, reduce, or make a deduction from or offset against the Rent or any other sum payable under this Lease ,or to fail to perform any other obligation of Tenant hereunder.
20.8    Memorandum of Lease. Neither Landlord nor Tenant shall record this Lease. However, Landlord and Tenant shall promptly, upon the request of the other, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the states in which the Hotels are located in which reference to this Lease, and all options contained herein, shall be made. The parties shall share equally all costs and expenses of recording such memorandum.
20.9    True Lease. The parties hereto intend that this Lease shall be treated as a true lease for federal tax purposes.

20.10    Notices. (a) Any and all notices, demands, consents, approvals, offers, elections, and other communications required or permitted under this Lease shall be deemed adequately given if in writing and the same shall be delivered either in hand, or by mail, or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid, and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).
(b)    All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Lease upon the date of receipt or refusal, except that whenever under this Lease a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.
(c)    All such notices shall be addressed,
If to Landlord to:
11525 N. Community House Road, Suite 100
Charlotte, NC 28277
Attention: President
Facsimile No.: (980) 335-3089
Attention: General Counsel
Facsimile No.: (980) 335-3089

If to Tenant to:
11525 N. Community House Road, Suite 100
Charlotte, NC 28277
Attention: President
Facsimile No.: (980) 335-3089
Attention: General Counsel
Facsimile No.: (980) 335-3089

(d)    By notice given as herein provided, the parties hereto and their respective successors and assigns shall have the right from time to time and at any time during the term of this Lease to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America.
20.11    Binding Effect. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
20.12    Construction. Each term or provision of this Lease to be performed by Tenant shall be construed as an independent covenant and condition.
20.13    Time of the Essence. Time is of the essence with respect to the exercise of any rights of Tenant or Landlord under this Lease.
20.14    Attorney’s Fees. In the event of any dispute between the parties concerning this Lease, Landlord shall be entitled to an award of attorney’s fees and costs in connection with such dispute, including, without limitation, in connection with any suit, action, arbitration, or other proceeding concerning such dispute.
20.15    Survival of Obligations. Except as otherwise set forth in this Lease, any obligations arising prior to the expiration or sooner termination of this Lease of Tenant (including, without limitation, any monetary, repair, and indemnification obligations) and Landlord shall survive the expiration or sooner termination of this Lease; provided, that each party shall be required to give the other Notice of any such surviving and unsatisfied obligations within one year after the expiration or sooner termination of this Lease.
20.16    Nonrecourse. Nothing contained in this Lease shall be construed to create or impose any liabilities or obligations and no such liabilities or obligations shall be imposed on any of the shareholders, beneficial owners, direct or indirect, officers, directors, trustees, employees, or agents of Landlord or Tenant for the payment or performance of the obligations or liabilities of Landlord or Tenant hereunder. Further, in the event Landlord shall be in default under this Lease, and if as a consequence of such default, Tenant shall recover a money judgment against Landlord, then such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment against the right, title, and interest of Landlord in the Leased Property.
20.17    Counterparts; Headings. This Lease may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall become effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto shall have been signed. Headings in this Lease are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.
20.18    Applicable Law. This Lease shall be interpreted, construed, applied, and enforced in accordance with the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies hereunder shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.
20.19    Right to Make Agreement. Each party warrants, with respect to itself, that neither the execution of this Lease, nor the consummation of any transaction contemplated hereby, shall violate any provision of any law, or any judgment, writ, injunction, order, or decree of any court or governmental authority having jurisdiction over it; nor result in or constitute a breach or default under any indenture, contract, or other commitment or restriction to which it is a party or by which it is bound; nor require any consent, vote, or approval which has not been given or taken, or at the time of the transaction involved shall not have been given or taken. Each party covenants that it has and will continue to have, throughout the term of this Lease and any extensions thereof, the full right to enter into this Lease and perform its obligations hereunder.
20.20    Disclosure of Information. (a) The parties hereto agree that the matters set forth in this Lease and any revenue, expense, net profit, room rate, and occupancy information provided on a Hotel by Hotel basis are strictly confidential and each party will make every effort to ensure that the information is not disclosed to any Person that is not an Affiliate of any party (including the press) without the prior written consent of the other party, except as either party may reasonably determine necessary to comply with Applicable Laws or rules of self-regulatory organizations or to obtain licenses, permits, and other public approvals necessary for the refurbishment or operation of the Hotels, or, in connection with a Landlord financing, a sale of a Hotel, or a sale of a Controlling Interest in Landlord or Tenant.
(b)    Notwithstanding anything to the contrary in the foregoing provisions of this Section 21.15 or elsewhere in this Lease, any party (and any employee, representative, or other agent of any party) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Lease and all materials of any kind (including opinions or other tax analyses) that are provided to any party relating to such tax treatment and tax structure; provided, that any such information and materials shall be kept confidential to the extent necessary to comply with any applicable securities laws. For purposes of the preceding sentence, the tax treatment and tax structure of the transactions contemplated by this Lease shall not be deemed to include the identity of the parties, the location of the Leased Property, or the amount of Rent payable by Tenant hereunder. The foregoing authorization of disclosure is retroactively effective immediately upon commencement of the first discussions among the parties regarding the transactions contemplated hereby, and the parties aver and affirm that this tax disclosure authorization has been given on a date which is no later than 30 days from the first day that any party (or any employee, representative, or other agent of a party) first made or provided a statement as to the potential federal income tax consequences that may result from the transactions contemplated hereby.
(c)    The obligations of Tenant and Landlord contained in this Section 20.20 shall survive the expiration or earlier termination of this Lease.
20.21    Operating Lease. The parties hereto intend that this Lease shall be deemed for all purposes to be an operating lease and not a capital lease.
20.22    No Joint Venture or Partnership. Landlord and Tenant intend that the relationship created hereunder be solely that of landlord and tenant. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Landlord and Tenant.
20.23    Landlord Obligations. Each Entity comprising “Landlord” shall be responsible for complying with their respective obligations under this Lease, as such obligations relate to the applicable Leased Property owned by such Entity.
20.24    Amendment and Restatement. The parties agree that the Amended Lease Agreement is hereby amended and restated. The parties agree that (i) the terms and conditions of the Amended Lease Agreement shall be amended as set forth herein and, as so amended, shall be restated in their entirety, but shall be amended only with respect to the rights, title, estates, interest, liabilities, duties, covenants, obligations and agreements among the parties accruing from and after the date hereof. The execution, delivery and effectiveness of this Lease shall not constitute a waiver of any covenant, agreement or obligation under the Amended Lease Agreement, except to the extent that any such covenant, agreement or obligation is no longer set forth herein or is modified hereby.
20.25    Further Amendment. Neither this Lease nor any provision hereof may be changed, waived, discharged, or terminated except by an instrument in writing signed by all the parties thereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Lease as of the date above first written.

LANDLORD:

ESA P PORTFOLIO L.L.C.,
a Delaware limited liability company

By:    /s/ Brian T. Nicholson
Name: Brian T. Nicholson
Title: Vice President and Treasurer

LANDLORD:

ESA P PORTFOLIO MD
TRUST, a Delaware statutory trust

By:    /s/ Brian T. Nicholson
Name: Brian T. Nicholson
Title: Vice President and Treasurer

LANDLORD:

ESH/TN PROPERTIES L.L.C., a
Delaware limited liability company

By:    /s/ Brian T. Nicholson        _
Name: Brian T. Nicholson
Title: Vice President and Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Lease as of the date above first written.
TENANT:

ESA P PORTFOLIO OPERATING
LESSEE LLC, a Delaware limited liability company

By:    /s/ Christopher N. Dekle
Name: Christopher N. Dekle
Title: Vice President and Secretary

EXHIBIT A

LAND; MINIMUM RENT

(see attached)

Site	Name	2018	2019	2020	2021	2022	2023
		Minimum Rent	Minimum Rent	Minimum Rent	Minimum Rent	Minimum Rent	Minimum Rent
4	Louisville - Hurstbourne	$45,120	$300,568	$296,151	$304,446	$312,959	$269,344
6	Cincinnati - Fairfield	$77,303	$475,951	$467,765	$479,663	$491,860	$418,099
7	Columbus - East	$35,451	$221,465	$218,968	$225,865	$232,952	$199,137
9	Columbus - Sawmill Rd.	$33,777	$333,600	$328,525	$337,551	$346,813	$311,226
10	Knoxville - West Hills	$57,367	$315,326	$310,744	$319,499	$328,484	$274,835
11	Indianapolis - North	$68,002	$328,731	$323,786	$332,740	$341,927	$279,533
12	Memphis - Apple Tree	$14,259	$133,938	$133,236	$138,246	$143,401	$128,664
13	Nashville - Brentwood	$52,685	$391,267	$385,070	$395,403	$406,003	$353,957
17	Nashville - Airport	$61,851	$460,471	$453,032	$465,041	$477,359	$416,218
18	St. Louis - Westport	$37,331	$251,946	$248,578	$255,877	$263,372	$227,224
19	Greenville - Haywood Mall	$127,856	$625,865	$614,527	$629,578	$645,001	$527,335
20	Charlotte - Tyvola Rd. - Executive Park	$52,115	$289,646	$294,510	$302,705	$311,114	$248,484
21	Greensboro - Wendover Ave.	$25,586	$279,287	$275,351	$283,233	$291,323	$263,673
22	Columbia - West	$25,566	$180,723	$178,693	$184,330	$190,122	$165,175
23	Montgomery - Carmichael Rd.	$39,661	$260,014	$256,434	$263,858	$271,481	$233,274
24	Charlotte-University Place-E. McCullough Dr	$33,427	$392,321	$418,122	$429,055	$440,267	$379,163
25	Birmingham - Inverness	$36,671	$256,788	$253,287	$260,655	$268,220	$232,457
26	Raleigh - Cary - Harrison Ave.	$58,986	$326,404	$321,457	$330,307	$339,388	$284,152
27	Birmingham - Wildwood	$59,560	$318,194	$313,557	$322,377	$331,430	$275,976
28	Cincinnati - Florence	$83,578	$520,677	$511,527	$524,341	$537,476	$457,547
29	Charleston - North Charleston	$73,472	$562,216	$552,477	$566,459	$580,793	$507,703
30	Raleigh - North Raleigh	$39,292	$249,198	$245,809	$252,969	$260,320	$222,698
31	Durham - Research Triangle Park	$20,133	$89,944	$90,568	$95,069	$99,709	$81,582
32	Jackson - Ridgeland	$68,025	$363,503	$357,698	$367,249	$377,045	$313,671
33	Akron - Copley	$2,168	$135,565	$134,534	$139,271	$144,144	$141,003
35	Evansville - East	$68,473	$325,454	$320,688	$329,685	$338,919	$276,252
37	Memphis - Cordova	$35,539	$261,093	$257,815	$265,600	$273,596	$238,629
38	Atlanta - Peachtree Corners	$60,916	$382,429	$376,550	$386,834	$397,387	$339,114
40	St. Louis - Earth City	$16,655	$188,121	$187,026	$193,949	$201,072	$183,019
41	Toledo - Maumee	$3,102	$304,685	$300,279	$308,760	$317,466	$313,056
42	Atlanta - Alpharetta - Northpoint	$84,237	$543,465	$534,227	$547,925	$561,970	$480,927
43	Newport News - I-64 - Jefferson Avenue	$20,375	$307,781	$303,333	$311,904	$320,701	$296,378
44	Richmond - Innsbrook	$33,347	$400,025	$393,768	$404,415	$415,338	$378,285
45	Dallas - Market Center	$47,162	$610,772	$600,428	$615,863	$631,688	$578,011
47	Cleveland - Airport - North Olmsted	$3,979	$226,831	$224,366	$231,526	$238,884	$229,708
48	South Bend - Mishawaka	$64,771	$278,227	$274,372	$282,292	$290,423	$231,959
51	Little Rock - West	$2,978	$144,179	$143,158	$148,275	$153,539	$150,480
53	Cleveland - Middleburg Heights	$3,515	$214,652	$212,348	$219,153	$226,147	$224,985
55	Rockford - East	$48,943	$433,894	$426,730	$437,886	$449,326	$399,054
56	Columbia - Gateway Drive	$72,597	$499,576	$491,404	$504,328	$517,583	$446,918
57	Des Moines - West Des Moines	$71,601	$543,644	$534,507	$548,317	$562,479	$491,386
58	Detroit - Warren	$53,536	$290,970	$286,820	$294,978	$303,353	$253,382
59	Cleveland - Westlake	$5,827	$136,959	$136,002	$140,876	$145,889	$144,146
60	Tallahassee - Killearn	$93,046	$472,205	$464,275	$476,277	$488,584	$402,545
61	Atlanta - Kennesaw	$100,861	$530,434	$521,520	$534,996	$548,815	$455,046
62	Houston-MedCtr-Reliant Pk-La Concha Ln	$64,422	$588,130	$578,545	$593,797	$609,439	$542,816
63	Macon - North	$43,786	$296,002	$291,641	$299,797	$308,168	$265,726
65	Atlanta - Vinings	$93,556	$625,478	$614,843	$630,605	$646,766	$556,164
102	Columbus - Airport	$50,372	$251,318	$248,225	$255,782	$263,545	$217,168
106	Raleigh - North Raleigh	$82,196	$474,756	$466,945	$479,179	$491,727	$414,172
111	Washington, D.C. - Chantilly - Dulles South	$43,839	$426,950	$420,475	$432,049	$443,925	$397,901
115	Charleston - Airport - North Charleston	$170,344	$1,022,142	$1,003,300	$1,027,542	$1,052,380	$890,469
121	Knoxville - Cedar Bluff	$81,731	$413,167	$406,787	$417,869	$429,240	$353,749
123	Huntsville - U.S. Space and Rocket Center	$102,514	$614,194	$603,432	$618,580	$634,107	$536,735
124	Montgomery - Eastern Blvd.	$74,382	$382,777	$377,031	$387,469	$398,179	$329,307
125	Chattanooga - Airport	$69,629	$448,629	$441,609	$453,547	$465,793	$398,866
127	Fayetteville - Owen Dr.	$99,202	$620,221	$609,737	$625,430	$641,522	$546,622
131	Columbia - Ft. Jackson	$82,339	$526,192	$517,794	$531,624	$545,810	$466,770
132	Greenville - Airport	$180,644	$943,539	$925,939	$948,103	$970,809	$802,913
140	Newport News - Oyster Point	$57,957	$498,674	$490,440	$503,262	$516,411	$457,288
145	Little Rock - West	$15,946	$151,103	$150,185	$155,705	$161,385	$144,860
150	Fremont - Newark	$405,506	$3,129,246	$3,372,458	$3,450,052	$3,529,505	$2,973,926
153	Chicago - Buffalo Grove - Deerfield	$89,661	$598,287	$588,643	$604,270	$620,298	$533,539
155	Mobile - Spring Hill	$118,291	$650,041	$638,634	$654,648	$671,064	$560,298
161	Raleigh - RDU Airport	$82,716	$451,261	$444,034	$455,868	$468,007	$390,694
172	St. Louis - St. Peters	$91,772	$505,549	$497,306	$510,412	$523,854	$437,933
174	Orlando - Convention Center - Westwood Blvd.	$160,365	$814,199	$978,172	$1,002,432	$1,027,296	$853,765
175	Chesapeake - Crossways Blvd.	$48,731	$791,924	$777,885	$797,248	$817,094	$757,225
180	Columbia - West	$46,917	$371,512	$366,183	$376,570	$387,232	$340,303
186	Wilmington - New Centre Drive	$91,186	$596,762	$586,517	$601,454	$616,768	$528,803
201	Durham - University	$54,190	$399,203	$393,146	$403,964	$415,066	$361,641
206	Charlotte - Tyvola Rd.	$95,173	$709,878	$747,938	$766,237	$784,989	$652,029
223	Charleston - Mt. Pleasant	$178,195	$1,126,393	$1,105,131	$1,131,330	$1,158,167	$987,201
231	Asheville - Tunnel Rd.	$175,624	$968,777	$950,787	$973,626	$997,025	$832,400
232	Raleigh - Cary - Regency Parkway	$88,373	$559,448	$550,060	$564,288	$578,877	$494,154
280	Greensboro - Wendover Ave.	$102,901	$634,735	$623,957	$639,967	$656,382	$558,174
291	Roanoke - Airport	$49,533	$376,623	$370,752	$380,795	$391,099	$341,937
302	Pensacola - University Mall	$69,332	$654,964	$643,555	$659,778	$676,408	$604,056
303	St. Petersburg - Clearwater	$120,022	$755,087	$741,821	$760,406	$779,457	$664,476
305	Nashville - Brentwood	$173,099	$905,210	$888,682	$910,315	$932,481	$771,595
307	Denver - Tech Center South	$89,785	$508,656	$500,125	$513,066	$526,336	$441,878
308	Los Angeles - South	$268,575	$1,395,548	$1,369,549	$1,402,363	$1,435,980	$1,186,558
309	Sacramento - Roseville	$271,337	$1,274,162	$1,250,382	$1,280,299	$1,310,947	$1,062,652
311	Colorado Springs - West	$97,149	$872,258	$856,069	$876,642	$897,720	$797,499
315	Nashville - Airport	$90,068	$720,641	$707,983	$725,724	$743,909	$653,443
316	Phoenix - Airport	$93,328	$488,955	$481,263	$494,231	$507,533	$420,858
317	Phoenix - Mesa	$148,471	$666,757	$655,117	$671,605	$688,507	$553,534
325	Louisville - Dutchman	$130,222	$748,313	$734,810	$752,860	$771,357	$648,504
328	Fort Lauderdale - Deerfield Beach	$240,571	$1,117,301	$1,097,119	$1,124,047	$1,151,643	$931,889
331	Jackson - North	$34,325	$280,670	$277,254	$285,733	$294,443	$259,916
335	Portland - Beaverton	$168,819	$1,009,721	$991,703	$1,016,269	$1,041,445	$881,117
341	Portland - Vancouver	$146,852	$1,020,431	$1,001,851	$1,026,292	$1,051,337	$907,983
352	Salt Lake City - Sandy	$190,809	$920,604	$903,836	$925,879	$948,468	$773,224
355	Los Angeles - La Mirada	$201,171	$1,043,088	$1,024,109	$1,049,107	$1,074,722	$887,992
356	Los Angeles - Torrance	$319,674	$1,624,827	$1,593,859	$1,631,341	$1,669,731	$1,373,789
361	Pleasant Hill - Buskirk Ave.	$251,698	$1,650,636	$1,846,688	$1,890,050	$1,934,461	$1,640,310
362	Salt Lake City - West Valley Center	$124,466	$838,168	$823,201	$843,583	$864,471	$743,718
370	Winston-Salem - Hanes Mall Blvd.	$97,693	$530,267	$521,208	$534,526	$548,181	$456,900
371	Charlotte - Pineville - Park Rd	$104,905	$742,096	$773,244	$792,253	$811,734	$666,977
373	Atlanta - Clairmont	$121,177	$830,009	$815,062	$835,113	$855,661	$737,710
379	Salt Lake City - Union Park	$127,789	$789,595	$775,760	$795,234	$815,196	$693,166
381	Gainesville - I-75	$195,493	$968,671	$951,110	$974,390	$998,247	$818,015
382	Atlanta - Marietta - Windy Hill	$81,220	$663,394	$651,766	$668,124	$684,891	$602,947
396	Orange County - Lake Forest	$181,952	$1,218,849	$1,196,279	$1,225,080	$1,254,588	$1,078,179
399	Portland - Gresham	$166,787	$894,897	$878,555	$899,940	$921,852	$766,215
409	Seattle - Federal Way	$94,409	$753,396	$927,581	$950,363	$973,710	$855,035
410	Richmond - I-64 - West Broad Street	$78,955	$532,295	$523,422	$537,020	$550,965	$474,396
414	Phoenix - Peoria	$102,186	$712,891	$700,339	$717,858	$735,815	$636,018
417	Charlotte - University Place	$88,431	$782,022	$824,091	$844,538	$865,495	$732,943
418	Seattle - Renton	$160,947	$1,168,999	$1,147,808	$1,175,904	$1,204,695	$1,046,213
453	Philadelphia - Bensalem	$107,231	$642,071	$631,501	$648,041	$665,004	$563,213
455	Philadelphia - Cherry Hill	$41,082	$368,151	$362,851	$373,124	$383,668	$341,421
463	Philadelphia - Malvern	$57,585	$438,128	$431,406	$443,202	$455,305	$398,152
478	Washington, D.C. - Sterling	$74,581	$646,394	$635,148	$651,174	$667,601	$591,351
479	Philadelphia - Mt. Laurel	$24,791	$271,559	$268,217	$276,384	$284,773	$257,992
480	Virginia Beach - Independence Blvd.	$35,932	$799,764	$785,442	$804,847	$824,734	$774,717
486	Fresno - North	$225,840	$1,095,680	$1,075,564	$1,101,635	$1,128,348	$920,755
494	Orange County - Huntington Beach	$219,301	$1,338,723	$1,313,485	$1,344,654	$1,376,582	$1,167,475
501	Albany - Capital	$86,262	$640,689	$630,549	$647,477	$664,842	$579,627
503	Rochester - Henrietta	$81,676	$617,183	$607,027	$622,932	$639,243	$558,243
504	Syracuse - Dewitt	$62,813	$464,521	$457,332	$469,775	$482,541	$420,556
507	Pittsburgh - Carnegie	$52,822	$306,689	$303,506	$313,342	$323,451	$273,707
510	Chicago - Downers Grove	$47,915	$451,510	$445,106	$457,805	$470,841	$420,978
525	Chicago - Itasca	$94,601	$563,895	$554,621	$569,157	$584,065	$494,333
526	Merrillville - US Rte. 30	$88,758	$521,189	$512,998	$526,828	$541,017	$457,069
530	Chicago - Rolling Meadows	$70,600	$444,264	$438,305	$451,156	$464,351	$396,852
532	Chicago - Burr Ridge	$114,777	$718,314	$705,535	$723,052	$741,005	$631,139
541	Chicago - Elmhurst	$86,748	$646,302	$635,363	$651,701	$668,454	$582,651
547	Philadelphia - Airport	$213,323	$1,335,437	$1,310,963	$1,342,785	$1,375,391	$1,171,132
552	Detroit - Madison Heights	$93,089	$538,827	$530,322	$544,582	$559,211	$471,374
553	Akron - Copley	$4,346	$147,927	$146,706	$151,776	$156,990	$149,656
554	Buffalo - Amherst	$85,961	$625,199	$614,696	$630,584	$646,876	$562,270
557	Milwaukee - Wauwatosa	$126,688	$842,897	$828,165	$848,991	$870,340	$747,733
564	Toledo - Holland	$96,215	$786,969	$772,773	$791,760	$811,217	$714,085
565	Cincinnati - Springdale - I-275	$111,454	$577,223	$567,366	$581,870	$596,739	$493,353
574	Edison - Raritan Center	$147,347	$1,063,120	$1,044,036	$1,069,782	$1,096,167	$951,283
590	Columbus - North	$77,484	$517,492	$509,136	$522,636	$536,483	$461,494
600	Detroit - Sterling Heights	$142,414	$773,103	$759,256	$778,011	$797,232	$664,114
629	Cincinnati - Florence	$117,054	$853,063	$837,280	$857,452	$878,119	$762,755
634	Long Island - Bethpage	$246,642	$1,381,896	$1,357,673	$1,391,745	$1,426,670	$1,195,000
640	Chicago - Gurnee	$52,437	$513,128	$504,938	$518,423	$532,257	$477,109
646	Princeton - South Brunswick	$88,677	$618,530	$608,543	$624,681	$641,233	$554,700
651	New York City - LaGuardia Airport	$352,952	$2,122,646	$2,083,517	$2,133,861	$2,185,441	$1,849,832
658	Baltimore - BWI Airport	$98,910	$601,868	$591,897	$607,337	$623,171	$529,014
659	Cincinnati - Covington	$154,606	$852,695	$837,433	$858,129	$879,341	$734,463
660	Chicago - Naperville	$58,543	$474,221	$466,881	$479,581	$492,612	$433,727
670	Detroit - Ann Arbor	$92,319	$437,584	$431,128	$443,176	$455,541	$371,079
675	Detroit - Auburn Hills	$27,325	$296,280	$292,680	$301,637	$310,838	$281,404
677	Chicago - O'Hare	$62,922	$586,943	$578,588	$595,066	$611,980	$546,660
679	Appleton - Fox Cities	$100,502	$652,881	$641,459	$657,580	$674,104	$577,268
680	Detroit - Novi	$66,692	$581,571	$571,865	$586,709	$601,932	$533,682
681	Columbus - Dublin	$57,675	$394,465	$388,604	$399,424	$410,527	$354,496
696	Red Bank - Middletown	$132,578	$853,946	$838,713	$859,493	$880,790	$753,224
699	Columbia - Columbia 100 Parkway	$44,119	$475,548	$468,086	$480,717	$493,676	$446,102
700	St. Louis - Westport	$103,090	$619,869	$609,748	$625,803	$642,270	$544,347
701	Springfield - South	$79,623	$445,818	$438,690	$450,394	$462,399	$387,668
731	Madison - West	$61,098	$558,168	$548,906	$563,209	$577,877	$514,668
733	Minneapolis - Bloomington	$60,404	$566,586	$557,473	$572,292	$587,493	$524,624
734	Minneapolis - Eden Prairie	$30,016	$351,159	$346,639	$356,994	$367,628	$334,589
737	Minneapolis - Maple Grove	$60,439	$600,553	$590,380	$605,553	$621,111	$557,258
745	Minneapolis - Airport - Eagan	$62,229	$490,292	$482,487	$495,393	$508,632	$446,395
752	Rockford - East	$60,963	$566,057	$556,419	$570,671	$585,283	$521,949
763	Long Island - Melville	$359,809	$2,162,143	$2,120,556	$2,170,040	$2,220,719	$1,878,508
765	Rochester - Greece	$78,182	$563,833	$554,685	$569,349	$584,390	$507,594
767	Washington, D.C. - Landover	$119,005	$826,755	$1,025,979	$1,050,804	$1,076,239	$933,599
768	Washington, D.C. - Alexandria - Landmark	$85,977	$718,090	$938,945	$961,808	$985,235	$874,072
780	Detroit - Farmington Hills	$82,842	$554,091	$544,865	$559,031	$573,557	$493,339
785	Milwaukee - Waukesha	$93,155	$634,960	$624,219	$640,279	$656,745	$566,207
788	Atlanta - Gwinnett Place	$78,754	$538,204	$529,205	$542,925	$556,995	$480,423
789	Tampa - North - USF/Attractions	$141,647	$818,370	$803,550	$823,235	$843,407	$709,652
802	Seattle - Kent	$106,341	$962,913	$945,759	$969,214	$993,253	$883,382
805	Tacoma - Fife	$95,143	$826,886	$996,223	$1,020,240	$1,044,846	$924,313
806	Seattle - Tukwila	$73,958	$659,595	$821,513	$842,071	$863,143	$765,127
810	Seattle - Lynnwood	$113,493	$879,643	$864,213	$885,890	$908,109	$794,889
815	Seattle - Everett - North	$77,830	$629,138	$763,443	$782,359	$801,747	$706,598
824	Seattle - Bellevue - Downtown	$132,191	$1,952,611	$2,103,766	$2,153,192	$2,203,815	$1,967,930
828	Boise - Airport	$50,424	$608,579	$598,302	$613,713	$629,515	$573,331
831	Tacoma - South	$158,302	$1,083,834	$1,063,851	$1,089,551	$1,115,884	$961,773
854	Los Angeles - Valencia	$233,876	$1,238,638	$1,215,643	$1,244,852	$1,274,776	$1,056,949
860	Las Vegas - Valley View	$139,920	$1,236,391	$1,213,956	$1,243,649	$1,274,076	$1,130,312
869	Fort Lauderdale-Cypress Creek-Andrews Ave	$213,737	$1,053,780	$1,035,203	$1,061,076	$1,087,596	$890,728
884	Jacksonville - Butler Blvd.	$116,484	$779,419	$765,539	$784,530	$803,994	$691,124
898	San Jose - Milpitas	$376,306	$2,280,586	$2,584,608	$2,643,657	$2,704,115	$2,273,042
901	Denver - Lakewood South	$202,920	$1,189,140	$1,166,654	$1,194,271	$1,222,560	$1,030,417
903	Sacramento - White Rock Rd.	$222,017	$1,107,569	$1,087,512	$1,114,153	$1,141,454	$936,567
911	Los Angeles - Ontario Airport	$246,916	$1,256,391	$1,233,427	$1,263,429	$1,294,171	$1,065,621
916	Los Angeles - Arcadia	$229,245	$1,232,379	$1,209,924	$1,239,426	$1,269,655	$1,055,675
919	Bakersfield - California Avenue	$58,403	$492,398	$484,870	$498,154	$511,784	$452,526
931	Livermore - Airway Blvd.	$246,473	$1,432,276	$1,678,953	$1,718,033	$1,758,054	$1,485,004
932	Los Angeles - Long Beach	$331,713	$1,833,450	$1,798,735	$1,841,268	$1,884,835	$1,573,746
936	Sacramento - Northgate	$158,018	$848,285	$833,500	$854,503	$876,034	$728,620
939	Sacramento - Arden Way	$202,832	$1,117,040	$1,096,919	$1,123,899	$1,151,548	$961,515
942	Phoenix - Scottsdale	$180,366	$777,047	$763,215	$782,154	$801,564	$638,469
951	San Diego - Oceanside	$158,664	$1,056,566	$1,037,227	$1,062,429	$1,088,252	$934,609
974	Los Angeles - San Dimas	$189,463	$979,986	$962,517	$986,378	$1,010,833	$835,062
976	Santa Rosa - South	$198,415	$1,205,203	$1,549,148	$1,585,874	$1,623,493	$1,391,453
977	Tucson - Grant Road	$134,613	$760,096	$746,737	$765,442	$784,615	$658,011
981	Santa Barbara - Calle Real	$244,761	$1,831,698	$2,085,112	$2,133,004	$2,182,041	$1,885,846
1015	Hartford - Farmington	$114,258	$720,574	$708,260	$726,355	$744,907	$635,426
1020	Boston - Westborough	$59,859	$501,464	$493,450	$506,618	$520,125	$459,450
1023	Boston - Westborough	$80,623	$551,726	$542,848	$557,273	$572,070	$493,686
1028	Boston - Tewksbury	$61,504	$678,000	$666,629	$683,877	$701,564	$634,782
1029	Boston - Braintree	$200,706	$1,363,297	$1,337,856	$1,369,867	$1,402,661	$1,207,542
1087	Boston - Nashua	$59,429	$632,335	$621,677	$637,710	$654,149	$590,234
1091	Portland - Scarborough	$23,637	$671,369	$659,612	$676,177	$693,157	$656,327
1113	Providence - Airport - Warwick	$93,019	$909,757	$893,300	$915,202	$937,645	$839,688
1114	Providence - Airport - West Warwick	$106,889	$795,579	$781,514	$801,005	$820,983	$715,235
1116	Hartford - Manchester	$104,379	$712,422	$700,234	$718,111	$736,439	$634,956
1122	Hartford - Meriden	$71,385	$566,284	$557,146	$571,926	$587,085	$515,578
1137	Providence - East Providence	$121,024	$1,003,528	$985,266	$1,009,312	$1,033,952	$911,391
1140	Boston - Norton	$65,781	$691,047	$679,115	$696,341	$714,001	$643,473
1501	Atlanta - Alpharetta - Rock Mill Rd.	$99,549	$598,609	$588,340	$603,332	$618,702	$524,103
1502	Atlanta - Morrow	$119,200	$711,842	$699,440	$717,069	$735,142	$621,990
1550	Atlanta - Kennesaw	$122,588	$811,818	$796,941	$816,286	$836,108	$717,521
1559	Jacksonville - Riverwalk	$192,792	$970,098	$952,140	$975,069	$998,560	$820,388
1561	Fort Lauderdale - Convention Center - Marina	$369,662	$1,824,516	$1,790,184	$1,832,732	$1,876,316	$1,535,612
1563	Fort Lauderdale - Cypress Creek - NW 6th Way	$146,704	$809,253	$794,911	$814,701	$834,985	$697,520
1564	Daytona Beach - International Speedway	$96,972	$513,659	$505,432	$518,904	$532,722	$442,499
1565	Jacksonville - Butler Blvd.	$69,274	$461,498	$453,985	$465,962	$478,245	$411,228
1567	Melbourne - Airport	$189,963	$980,449	$962,018	$984,901	$1,008,341	$832,094
1568	West Palm Beach - Northpoint Corporate Park	$177,564	$980,309	$962,279	$985,572	$1,009,438	$842,984
1569	Tampa - Airport - Memorial Hwy	$99,566	$644,581	$633,313	$649,238	$665,562	$569,688
1570	Durham-Research Triangle Park-Miami Blvd No	$32,163	$245,931	$242,908	$250,308	$257,909	$226,011
1571	Charlotte - Pineville - Pineville Matthews Rd	$104,658	$600,834	$590,743	$606,014	$621,673	$523,009
1576	Raleigh - Cary - Regency Parkway	$96,013	$439,370	$432,260	$443,706	$455,447	$367,982
1577	Orlando - Universal Studios	$158,171	$617,903	$771,359	$790,498	$810,115	$641,794
1591	Jacksonville - Camp Lejeune	$65,382	$374,878	$369,233	$379,436	$389,906	$328,330
1594	Greensboro - Airport	$81,382	$481,982	$474,043	$486,455	$499,185	$422,075
1595	Atlanta - Perimeter	$86,595	$626,864	$616,091	$631,770	$647,845	$562,677
1596	Fayetteville - Cross Creek Mall	$103,209	$736,619	$723,286	$741,011	$759,175	$657,901
1599	Richmond - I-64 - West Broad Street	$68,817	$492,631	$484,480	$497,128	$510,099	$442,589
1600	Miami - Airport at Doral	$299,754	$1,454,012	$1,426,895	$1,461,054	$1,496,048	$1,220,489
1613	Orlando - Universal Studios	$279,657	$972,389	$1,193,354	$1,221,943	$1,251,232	$963,974
1618	Orlando - Maitland - Pembrook Dr.	$171,620	$750,389	$737,022	$755,303	$774,039	$618,553
1619	Orlando - Lake Mary	$162,134	$855,281	$839,720	$860,218	$881,222	$730,329
1620	Washington, D.C. - Fairfax - Fair Oaks	$43,926	$504,345	$551,340	$565,754	$580,535	$525,524
1623	Fort Lauderdale - Plantation	$265,089	$1,312,190	$1,288,118	$1,319,361	$1,351,373	$1,106,993
1632	Orlando - Maitland - Pembrook Dr.	$176,034	$657,075	$645,542	$661,728	$678,318	$521,905
1639	Orlando - Convention Center - Westwood Blvd.	$175,377	$662,797	$843,313	$864,682	$886,589	$698,959
1664	Columbus - Bradley Park	$13,550	$192,582	$190,575	$196,744	$203,084	$187,292
1740	Miami - Coral Gables	$338,269	$1,537,520	$1,508,143	$1,543,536	$1,579,785	$1,271,579
1760	Miami - Brickell - Port of Miami	$380,351	$1,748,786	$1,715,259	$1,755,397	$1,796,505	$1,449,403
1762	Miami - Airport - Doral	$283,610	$1,373,364	$1,348,021	$1,380,566	$1,413,910	$1,153,275
1796	Savannah - Midtown	$166,496	$799,042	$784,482	$803,608	$823,207	$670,409
1805	Tampa - Airport - Spruce Street	$174,862	$1,014,837	$996,003	$1,019,940	$1,044,463	$879,184
1813	Washington, D.C. - Springfield	$142,072	$970,361	$1,194,243	$1,222,900	$1,252,258	$1,083,953
1821	Washington, D.C. - Herndon - Dulles	$69,814	$504,272	$561,726	$576,408	$591,466	$514,904
1828	Lynchburg - University Blvd.	$140,316	$724,711	$711,694	$729,236	$747,215	$617,061
1831	Hampton - Coliseum	$33,577	$504,666	$496,258	$509,155	$522,381	$482,283
1846	Washington, D.C. - Centreville - Manassas	$70,510	$451,461	$551,390	$565,963	$580,911	$497,616
2503	Baltimore - Timonium	$85,404	$628,170	$617,396	$633,129	$649,260	$564,996
2504	Washington, D.C. - Germantown	$81,384	$602,679	$592,592	$607,948	$623,693	$543,304
2506	Philadelphia - Exton	$138,844	$679,289	$667,343	$684,050	$701,176	$573,434
2509	Meadowlands - Rutherford	$105,160	$858,786	$844,060	$865,574	$887,630	$781,561
2511	Pittsburgh - Monroeville	$45,687	$442,595	$435,907	$447,929	$460,265	$412,366
2516	Ramsey - Upper Saddle River	$138,316	$770,568	$757,431	$776,814	$796,687	$666,914
2522	Philadelphia - Mt. Laurel	$44,680	$384,086	$378,189	$388,525	$399,131	$353,596
2525	Pittsburgh - Airport	$60,232	$444,489	$437,645	$449,586	$461,838	$402,429
2526	Philadelphia - Airport	$99,095	$720,112	$707,669	$725,611	$744,004	$646,462
2528	Washington, D.C. - Gaithersburg - North	$93,330	$457,995	$501,331	$514,676	$528,364	$434,328
2529	Washington, D.C. - Gaithersburg - South	$71,165	$478,226	$470,617	$483,210	$496,128	$427,183
2530	Frederick - Westview Dr.	$83,415	$585,303	$624,260	$639,938	$656,008	$566,968
2546	White Plains - Elmsford	$190,374	$1,371,476	$1,347,732	$1,381,854	$1,416,834	$1,229,764
2549	Lexington Park - Pax River	$15,430	$396,281	$390,265	$401,001	$412,018	$389,184
2565	Allentown - Bethlehem	$174,578	$837,648	$822,787	$843,255	$864,233	$704,052
2649	Secaucus - Meadowlands	$243,832	$1,250,513	$1,228,465	$1,259,163	$1,290,630	$1,064,729
2653	Elizabeth - Newark Airport	$317,880	$1,668,626	$1,637,942	$1,677,596	$1,718,225	$1,422,585
2655	Somerset - Franklin	$133,804	$843,893	$829,027	$849,757	$871,006	$742,762
2667	Philadelphia - Horsham	$105,229	$531,211	$522,771	$536,773	$551,136	$453,944
2675	Philadelphia - Plymouth Meeting	$99,649	$840,733	$826,345	$847,436	$869,059	$767,820
2676	Princeton - West Windsor	$61,509	$515,802	$507,645	$521,280	$535,267	$472,912
2705	Annapolis - Womack Drive	$77,514	$566,737	$557,111	$571,404	$586,060	$509,679
2716	Fishkill - Poughkeepsie	$71,610	$637,667	$627,228	$643,717	$660,628	$587,002
2739	Pittsburgh - West Mifflin	$45,005	$430,695	$424,504	$436,533	$448,879	$401,862
2742	Mt. Olive - Budd Lake	$92,990	$646,714	$635,642	$651,861	$668,489	$577,751
2781	Baltimore - Glen Burnie	$117,959	$743,987	$730,904	$749,205	$767,963	$654,907
2787	Columbia - Laurel - Ft. Meade	$91,447	$625,430	$614,725	$630,412	$646,495	$557,549
2802	Baltimore - Bel Air - Aberdeen	$57,940	$514,332	$505,860	$519,104	$532,687	$473,155
3503	Des Moines - Urbandale	$40,166	$331,721	$327,329	$336,984	$346,897	$306,380
3504	Minneapolis - Brooklyn Center	$68,679	$656,670	$645,490	$662,023	$678,974	$607,109
3508	Minneapolis - Woodbury	$46,798	$624,592	$614,255	$630,289	$646,732	$592,984
3528	Rochester - South	$24,094	$255,582	$252,678	$260,615	$268,770	$242,983
3529	Rochester - North	$55,278	$433,013	$426,397	$438,084	$450,075	$394,879
4012	Champaign - Urbana	$39,969	$367,115	$361,544	$371,492	$381,700	$340,336
4013	Grand Rapids - Kentwood	$107,670	$685,395	$673,364	$690,246	$707,550	$604,186
4016	Chicago - Lansing	$63,904	$457,604	$452,398	$466,601	$481,194	$418,678
4018	Columbus - Easton	$80,458	$663,199	$652,215	$669,231	$686,682	$605,390
4019	St. Louis - O' Fallon, IL	$69,502	$382,937	$377,117	$387,484	$398,121	$333,081
4023	Chicago - Romeoville	$81,861	$651,247	$639,968	$656,167	$672,773	$590,664
4027	Columbus - Worthington	$33,266	$333,584	$328,952	$338,438	$348,176	$313,025
4030	Chicago - Woodfield Mall	$21,183	$254,540	$252,355	$260,991	$269,873	$246,459
4031	Indianapolis - Castleton	$76,120	$517,752	$509,664	$523,454	$537,602	$463,699
4034	Madison - West	$27,629	$285,045	$281,219	$289,461	$297,924	$268,524
4038	Detroit - Ann Arbor	$41,164	$313,229	$308,822	$317,669	$326,751	$285,925
4040	Chicago - Lombard - Oak Brook	$82,112	$516,461	$508,086	$521,524	$535,306	$456,699
4058	Detroit - Novi	$109,064	$622,493	$611,767	$627,307	$643,239	$540,499
4061	Chicago - Darien	$82,130	$498,079	$489,998	$502,954	$516,242	$438,117
4063	Chicago - O'Hare	$60,515	$480,925	$474,090	$487,602	$501,472	$440,899
4075	Cleveland - Brooklyn	$56,800	$502,657	$494,659	$507,895	$521,473	$463,176
4082	Chicago - Lisle	$31,082	$320,275	$315,764	$324,804	$334,085	$301,006
4095	Chicago - Hanover Park	$64,633	$427,818	$421,506	$433,286	$445,376	$382,972
4096	Chicago - Hillside	$36,360	$462,093	$456,905	$471,318	$486,128	$445,181
4138	Chicago - Skokie	$114,838	$955,284	$938,877	$962,782	$987,289	$870,982
4165	Chicago - Vernon Hills - Lake Forest	$54,526	$534,699	$526,305	$540,503	$555,069	$497,704
4178	Cleveland - Beachwood	$77,727	$339,983	$335,585	$345,588	$355,860	$285,561
4179	Detroit - Canton	$180,532	$808,982	$794,326	$813,779	$833,713	$669,601
4190	Chicago - Schaumburg	$38,339	$352,251	$348,054	$358,790	$369,819	$330,225
4191	Detroit - Metropolitan Airport	$126,687	$596,715	$587,095	$602,678	$618,662	$502,798
4192	Detroit - Southfield	$66,121	$323,997	$319,969	$329,671	$339,636	$278,913
4193	Detroit - Roseville	$112,464	$608,393	$597,983	$613,248	$628,898	$523,869
4194	Peoria - North	$73,980	$471,050	$463,400	$475,643	$488,201	$417,222
4196	South Bend - Mishawaka	$78,401	$516,202	$507,736	$521,069	$534,742	$459,055
4198	Detroit - Dearborn	$95,291	$806,865	$792,507	$812,179	$832,341	$735,409
4200	Bloomington - Normal	$3,239	$201,019	$198,945	$205,406	$212,046	$204,148
4206	Chicago - Midway	$110,983	$742,958	$732,510	$753,500	$775,047	$667,706
5003	Memphis - Mt. Moriah	$45,131	$349,275	$344,568	$354,647	$364,995	$320,093
5023	Memphis - Poplar Avenue	$58,579	$401,871	$396,004	$407,133	$418,555	$361,621
5045	Nashville - Vanderbilt	$280,342	$1,517,426	$1,488,790	$1,524,090	$1,560,249	$1,298,219
6000	New Orleans - Metairie	$193,497	$797,257	$782,931	$802,224	$821,995	$648,005
6026	Houston - Willowbrook	$30,781	$323,888	$319,903	$329,643	$339,648	$306,752
6027	Austin - Arboretum	$82,674	$477,193	$470,111	$483,208	$496,648	$418,710
6029	Houston - The Woodlands	$73,751	$585,897	$576,253	$591,347	$606,826	$532,912
6030	Austin - Round Rock - North	$71,016	$520,956	$512,936	$526,934	$541,296	$471,333
6049	Lafayette - Airport	$33,842	$203,136	$201,154	$207,800	$214,631	$182,595
6055	Houston - Galleria	$62,201	$533,396	$525,453	$540,063	$555,056	$491,717
6057	Houston - Greenway Plaza	$99,558	$673,821	$663,248	$681,145	$699,506	$602,935
6066	Houston - NASA	$92,633	$670,416	$659,050	$675,979	$693,337	$602,246
6068	Houston - Katy Freeway/Beltway 8	$32,150	$282,386	$279,058	$287,702	$296,583	$263,731
6069	Dallas - Farmers Branch	$58,972	$348,276	$343,260	$352,975	$362,948	$307,152
6072	Dallas - Bedford	$110,289	$528,788	$519,886	$533,305	$547,064	$445,917
6073	Dallas - Lewisville	$84,561	$500,357	$492,379	$505,538	$519,036	$438,946
6074	Houston - Greenspoint	$12,056	$194,184	$192,632	$199,340	$206,239	$191,615
6081	Austin - Metro	$48,248	$394,734	$389,241	$400,452	$411,961	$363,371
6082	Dallas - Las Colinas - Meadow Creek Dr.	$32,825	$442,757	$436,425	$448,822	$461,548	$423,797
6083	San Antonio - Colonnade	$71,292	$479,703	$472,328	$485,228	$498,463	$429,398
6110	Fayetteville - Springdale	$74,372	$473,638	$465,738	$477,832	$490,235	$418,862
6166	New Orleans - Kenner	$113,435	$627,067	$616,630	$632,666	$649,111	$542,834
6169	Baton Rouge - Citiplace	$135,311	$573,329	$563,509	$577,883	$592,620	$470,557
6178	Austin - Southwest	$121,415	$828,611	$814,600	$835,563	$857,057	$739,025
6195	Austin - Northwest - Lakeline Mall	$78,302	$462,779	$455,925	$468,639	$481,687	$407,580
6196	Columbia - Stadium Blvd.	$51,591	$316,034	$311,549	$320,435	$329,556	$280,443
6197	Austin - Round Rock - South	$49,458	$423,772	$417,509	$429,166	$441,129	$390,779
7009	Seattle - Bothell - West	$98,275	$836,876	$1,012,981	$1,037,443	$1,062,507	$938,480
7020	Seattle - Everett - Silverlake	$84,947	$653,779	$642,672	$659,158	$676,061	$591,470
7032	Olympia - Tumwater	$88,542	$660,553	$649,792	$666,926	$684,500	$596,930
7062	Seattle - Mukilteo	$65,419	$683,550	$845,093	$866,043	$887,514	$796,579
7065	Billings - West End	$26,965	$450,565	$443,616	$455,709	$468,116	$434,730
7066	Seattle - Northgate	$229,450	$1,464,632	$1,737,597	$1,778,467	$1,820,327	$1,555,225
7068	Great Falls - Missouri River	$19,762	$422,139	$415,709	$427,124	$438,836	$411,894
7527	Denver - Westminster	$148,572	$1,093,909	$1,073,399	$1,098,985	$1,125,196	$978,446
7568	Denver - Park Meadows	$94,155	$734,774	$721,908	$740,038	$758,624	$664,560
7570	Reno - South Meadows	$224,880	$1,073,038	$1,052,700	$1,077,571	$1,103,046	$896,777
8515	Phoenix - Deer Valley	$89,907	$557,858	$548,436	$562,560	$577,043	$491,151
8523	Los Angeles - Torrance Harbor Gateway	$265,667	$1,535,855	$1,507,049	$1,542,961	$1,579,750	$1,328,783
8546	San Jose - Morgan Hill	$191,951	$922,367	$905,814	$928,157	$951,054	$774,882
8561	Oakland - Alameda Airport	$182,633	$1,281,678	$1,424,269	$1,457,988	$1,492,527	$1,274,791
8573	San Diego - Hotel Circle	$280,236	$1,948,459	$1,911,884	$1,957,415	$2,004,056	$1,730,381
8574	Dublin - Hacienda Dr.	$227,689	$1,646,696	$1,815,513	$1,857,836	$1,901,181	$1,630,909
8580	Los Angeles - Woodland Hills	$307,520	$1,795,066	$2,100,740	$2,150,831	$2,202,144	$1,840,341
8581	Los Angeles - LAX Airport	$407,209	$2,330,788	$2,285,663	$2,338,703	$2,393,019	$2,008,873
8584	Santa Rosa - North	$215,027	$1,190,398	$1,513,006	$1,548,421	$1,584,691	$1,341,180
8594	Union City - Dyer St.	$254,880	$2,018,985	$2,166,438	$2,217,250	$2,269,292	$1,911,530
8621	Oakland - Alameda	$377,438	$2,447,040	$2,675,647	$2,736,547	$2,798,896	$2,302,950
8644	Oakland - Emeryville	$339,378	$2,476,424	$2,838,961	$2,904,373	$2,971,354	$2,561,135
8654	Fremont - Warm Springs	$231,052	$1,537,641	$1,738,231	$1,778,570	$1,819,880	$1,546,425
8718	San Jose - Santa Clara	$270,431	$1,788,671	$2,031,739	$2,078,215	$2,125,800	$1,809,861
8722	San Jose - Edenvale - North	$295,856	$1,550,150	$1,729,325	$1,770,180	$1,812,027	$1,481,971
8724	Richmond - Hilltop Mall	$238,221	$1,364,067	$1,625,795	$1,664,127	$1,703,389	$1,437,736
8738	Orange County - Anaheim Convention Center	$217,986	$1,172,298	$1,151,265	$1,179,668	$1,208,777	$1,005,318
8743	San Ramon - Bishop Ranch - East	$210,149	$1,501,582	$1,598,349	$1,636,768	$1,676,128	$1,383,213
8747	San Jose - Edenvale - South	$223,031	$1,436,894	$1,601,534	$1,639,246	$1,677,873	$1,418,503
8750	Orange County - John Wayne Airport	$415,602	$2,177,740	$2,135,826	$2,185,640	$2,236,656	$1,850,096
8754	Los Angeles - Burbank Airport	$451,666	$2,494,189	$2,842,486	$2,907,930	$2,974,941	$2,464,230
8787	San Diego - Mission Valley - Stadium	$184,668	$1,235,927	$1,444,627	$1,478,642	$1,513,482	$1,306,371
8794	Stockton - March Lane	$177,283	$833,384	$1,086,004	$1,111,972	$1,138,575	$941,719
8795	Sacramento - Vacaville	$149,561	$772,775	$759,102	$778,024	$797,418	$658,696
8806	San Francisco - Belmont	$247,683	$2,109,364	$2,303,007	$2,355,819	$2,409,894	$2,059,151
8808	Orange County - Katella Ave.	$200,034	$999,438	$1,278,375	$1,309,096	$1,340,569	$1,118,731
8821	Orange County - Yorba Linda	$171,699	$922,559	$1,175,555	$1,203,857	$1,232,854	$1,039,286
8828	Palm Springs - Airport	$145,348	$820,875	$806,746	$827,254	$848,279	$711,597
8831	San Diego - Carlsbad Village by the Sea	$131,043	$1,022,319	$1,213,005	$1,242,345	$1,272,406	$1,116,852
8844	Temecula - Wine Country	$208,247	$978,180	$960,518	$984,101	$1,008,268	$817,742
8850	Orange County - Anaheim Hills	$217,128	$920,133	$1,229,334	$1,259,231	$1,289,865	$1,050,807
8852	Los Angeles - Chino Valley	$183,070	$1,049,074	$1,029,800	$1,054,748	$1,080,310	$907,653
8855	Los Angeles - Simi Valley	$232,282	$1,251,491	$1,228,313	$1,257,883	$1,288,179	$1,071,260
8863	Sacramento - Elk Grove	$184,168	$997,212	$978,887	$1,002,596	$1,026,890	$854,779
8881	Stockton - Tracy	$230,070	$1,166,718	$1,484,480	$1,518,916	$1,554,180	$1,299,719
8916	Fairfield - Napa Valley	$210,928	$1,160,481	$1,138,667	$1,165,752	$1,193,498	$995,843
8931	Los Angeles - Carson	$289,343	$1,285,330	$1,528,950	$1,564,720	$1,601,354	$1,292,383
8986	Sacramento - West Sacramento	$144,505	$961,461	$944,116	$967,312	$991,083	$851,192
9011	Los Angeles - Northridge	$374,373	$1,804,442	$1,770,235	$1,812,051	$1,854,883	$1,510,999
9600	Birmingham - Perimeter Park South	$75,991	$585,592	$576,261	$591,668	$607,472	$531,826
9601	Phoenix - Mesa	$148,484	$721,792	$709,186	$727,031	$745,323	$608,845
9603	Phoenix - Airport - Tempe	$120,127	$567,137	$557,690	$572,186	$587,050	$477,127
9604	Phoenix - Scottsdale	$118,206	$721,670	$709,045	$726,865	$745,131	$632,491
9605	Fremont - Fremont Blvd. South	$301,837	$1,908,002	$2,309,848	$2,362,556	$2,416,521	$2,072,868
9606	San Jose - Milpitas - McCarthy Ranch	$412,750	$3,063,278	$3,331,306	$3,406,534	$3,483,544	$2,936,393
9607	San Jose - Mountain View	$402,051	$2,972,094	$3,224,371	$3,297,317	$3,371,993	$2,833,387
9608	Sacramento - South Natomas	$229,118	$1,168,885	$1,147,861	$1,176,127	$1,205,094	$992,962
9609	San Francisco - San Carlos	$363,053	$2,270,835	$2,555,159	$2,613,701	$2,673,642	$2,253,707
9610	San Jose - Downtown	$382,295	$2,540,311	$2,888,476	$2,954,095	$3,021,274	$2,576,238
9611	San Francisco - San Mateo - SFO	$325,320	$2,802,741	$3,055,191	$3,124,280	$3,195,007	$2,745,910
9612	San Ramon - Bishop Ranch - West	$190,367	$1,304,069	$1,571,305	$1,609,248	$1,648,124	$1,422,904
9613	San Jose - Sunnyvale	$401,004	$2,610,546	$2,958,008	$3,025,167	$3,093,923	$2,629,747
9614	Los Angeles - Glendale	$269,299	$1,532,612	$1,503,460	$1,538,876	$1,575,150	$1,321,383
9615	Los Angeles - LAX Airport - El Segundo	$368,443	$2,372,027	$2,717,024	$2,779,466	$2,843,401	$2,413,359
9616	Los Angeles - Monrovia	$276,256	$1,335,944	$1,311,518	$1,343,410	$1,376,089	$1,122,278
9617	Los Angeles - Torrance - Del Amo Circle	$343,648	$1,925,976	$1,889,118	$1,933,393	$1,978,738	$1,655,703
9618	Orange County - Brea	$250,210	$1,088,105	$1,373,424	$1,406,244	$1,439,865	$1,171,581
9619	Orange County - Cypress	$257,365	$1,487,515	$1,459,513	$1,494,190	$1,529,711	$1,286,589
9620	Orange County - Irvine Spectrum	$303,600	$1,636,829	$2,012,188	$2,058,937	$2,106,811	$1,768,842
9621	San Diego - Sorrento Mesa	$250,428	$1,553,902	$1,827,106	$1,869,808	$1,913,542	$1,627,785
9622	San Diego - Mission Valley	$181,955	$1,345,635	$1,607,229	$1,645,575	$1,684,858	$1,464,102
9623	Denver - Aurora	$185,040	$971,583	$954,172	$977,733	$1,001,879	$829,812
9624	Denver - Cherry Creek	$149,129	$954,710	$937,073	$959,678	$982,837	$839,458
9625	Denver-Tech Center South-Greenwood Village	$53,982	$551,505	$542,579	$556,945	$571,681	$514,271
9626	Denver - Tech Center South - Inverness	$95,769	$742,024	$729,292	$747,872	$766,920	$671,409
9628	Norwalk - Stamford	$177,464	$978,138	$961,293	$985,721	$1,010,764	$844,534
9629	Shelton - Fairfield County	$199,807	$1,386,647	$1,360,889	$1,393,573	$1,427,057	$1,232,019
9630	Newark - Christiana	$153,338	$962,265	$945,056	$968,428	$992,381	$845,526
9631	Jacksonville - Baymeadows	$108,127	$709,426	$697,350	$715,215	$733,531	$629,183
9632	Jacksonville - Salisbury Rd.	$119,126	$692,983	$680,730	$697,706	$715,105	$602,509
9633	Jacksonville - Southside	$102,210	$657,554	$646,960	$664,140	$681,762	$583,522
9634	Orlando - Altamonte Springs	$287,696	$1,111,094	$1,090,662	$1,117,065	$1,144,118	$887,408
9635	Orlando - Lake Mary	$212,359	$859,812	$844,027	$864,487	$885,450	$694,885
9636	Orlando - John Young Parkway	$197,560	$879,638	$864,162	$885,790	$907,960	$728,557
9637	Boca Raton - Commerce	$250,126	$1,242,411	$1,219,658	$1,249,280	$1,279,632	$1,048,932
9638	Fort Lauderdale - Tamarac	$318,125	$1,521,618	$1,493,663	$1,529,850	$1,566,927	$1,275,096
9639	Miami - Airport at Doral	$457,480	$2,258,989	$2,215,074	$2,266,294	$2,318,743	$1,896,967
9640	Miami - Airport - Blue Lagoon	$409,796	$2,023,108	$1,984,375	$2,030,865	$2,078,480	$1,700,723
9641	Miami - Airport - Miami Springs	$276,461	$1,352,909	$1,328,285	$1,360,700	$1,393,915	$1,139,491
9642	Fort Lauderdale - Plantation	$335,315	$1,649,825	$1,618,867	$1,657,430	$1,696,934	$1,388,034
9643	Tampa - Brandon	$244,352	$1,264,514	$1,241,047	$1,270,875	$1,301,433	$1,074,654
9644	St. Petersburg - Clearwater	$142,771	$881,601	$865,985	$887,553	$909,659	$773,325
9645	Tampa - North Airport	$158,347	$943,579	$926,467	$949,139	$972,372	$822,063
9646	Atlanta - Cumberland Mall	$96,699	$740,760	$727,847	$746,185	$764,984	$668,759
9649	Atlanta - Perimeter	$152,459	$949,295	$932,117	$954,965	$978,378	$832,552
9650	Atlanta - Marietta - Powers Ferry Rd.	$82,616	$744,891	$731,778	$750,085	$768,850	$683,591
9651	Chicago - Naperville	$80,400	$567,169	$557,989	$572,764	$587,919	$509,289
9652	Chicago - Lombard - Oak Brook	$75,110	$601,108	$591,331	$606,939	$622,948	$547,560
9653	Chicago - Schaumburg	$17,055	$260,500	$258,604	$267,796	$277,252	$256,954
9654	Chicago - Vernon Hills - Lincolnshire	$28,106	$463,719	$456,863	$469,616	$482,704	$448,087
9655	Chicago - Westmont - Oak Brook	$70,381	$545,358	$536,917	$551,524	$566,510	$496,385
9656	Indianapolis - Northwest	$36,526	$267,530	$264,234	$272,276	$280,536	$244,625
9659	Louisville - Alliant Drive	$72,786	$598,785	$588,315	$603,106	$618,267	$544,717
9660	Annapolis - Admiral Cochrane Drive	$103,467	$675,328	$663,553	$680,268	$697,403	$597,627
9661	Baltimore - BWl Airport	$135,116	$826,968	$812,557	$833,035	$854,026	$725,221
9662	Washington, D.C. - Rockville	$160,782	$1,126,050	$1,300,801	$1,331,796	$1,363,548	$1,180,758
9663	Washington, D.C. - Germantown	$64,548	$521,078	$570,413	$585,581	$601,140	$528,259
9664	Boston - Burlington	$104,847	$1,022,962	$1,005,629	$1,031,471	$1,057,967	$947,708
9665	Boston - Marlborough	$51,795	$628,807	$618,755	$635,264	$652,200	$594,431
9666	Boston - Peabody	$117,283	$966,707	$949,097	$972,242	$995,959	$877,342
9667	Boston - Waltham	$114,970	$1,028,919	$1,011,217	$1,036,932	$1,063,296	$944,886
9668	Detroit - Auburn Hills	$92,766	$498,321	$490,565	$503,867	$517,515	$431,035
9669	Detroit - Southfield	$97,217	$629,123	$618,919	$635,284	$652,069	$558,523
9670	Minneapolis - Airport - Eagan	$12,432	$460,921	$454,443	$467,468	$480,839	$468,930
9671	Minneapolis - Eden Prairie	$36,614	$495,974	$488,122	$501,224	$514,665	$472,443
9674	St. Louis - Airport	$39,321	$488,166	$481,617	$495,736	$510,234	$466,179
9675	St. Louis - Westport	$42,272	$331,593	$327,527	$337,515	$347,774	$305,626
9676	Las Vegas - Midtown	$29,615	$(434,541)	$(416,182)	$(415,755)	$(415,185)	$(277,490)
9677	Hanover - Parsippany	$272,793	$1,537,699	$1,508,888	$1,544,876	$1,581,743	$1,325,118
9678	Meadowlands - East Rutherford	$168,439	$1,051,623	$1,033,190	$1,059,120	$1,085,700	$924,557
9679	Secaucus - New York City Area	$225,822	$1,213,665	$1,195,611	$1,228,875	$1,263,012	$1,052,538
9680	Newark - Woodbridge	$206,968	$1,274,479	$1,251,522	$1,282,306	$1,313,853	$1,116,285
9681	Fishkill - Poughkeepsie	$81,678	$702,350	$690,788	$708,883	$727,440	$644,134
9682	Charlotte - Airport	$136,831	$1,108,718	$1,169,196	$1,197,153	$1,225,794	$1,033,623
9683	Durham - University	$120,814	$586,364	$576,770	$591,937	$607,492	$496,520
9684	Raleigh - Crabtree Valley	$112,756	$574,719	$565,001	$579,541	$594,450	$490,113
9685	Durham - Research Triangle Park	$71,674	$402,173	$396,028	$406,883	$418,020	$350,748
9686	Raleigh - North Raleigh	$91,881	$548,926	$539,931	$554,116	$568,663	$481,481
9687	Raleigh - Northeast	$69,822	$395,910	$389,800	$400,421	$411,318	$345,669
9689	Cleveland - Airport - North Olmsted	$38,017	$243,701	$241,197	$249,039	$257,099	$275,275
9690	Cleveland - Beachwood	$69,309	$666,673	$655,906	$673,298	$691,136	$618,547
9691	Portland - Beaverton	$167,296	$1,156,371	$1,135,413	$1,163,211	$1,191,696	$1,028,558
9692	Portland - Tigard	$182,731	$1,122,067	$1,101,665	$1,128,570	$1,156,140	$981,780
9693	Philadelphia - Horsham - Willow Grove	$130,317	$720,558	$708,479	$726,817	$745,621	$623,516
9694	Philadelphia - King of Prussia	$161,938	$967,982	$950,791	$974,425	$998,649	$844,878
9695	Philadelphia - Malvern	$18,262	$92,444	$93,723	$99,008	$104,462	$106,681
9696	Providence - Airport - Warwick	$38,501	$516,614	$508,645	$522,510	$536,735	$492,485
9697	Charleston - Airport - North Charleston	$138,058	$911,208	$894,655	$916,520	$938,925	$805,466
9698	Memphis - Airport	$48,027	$460,319	$453,657	$466,465	$479,611	$429,414
9699	Memphis - Poplar Avenue	$77,910	$588,774	$579,695	$595,499	$611,714	$534,494
9700	Nashville - Airport	$115,303	$898,020	$882,344	$904,552	$927,317	$812,178
9701	Nashville - Franklin - Cool Springs	$139,483	$771,434	$758,186	$777,492	$797,284	$666,562
9702	Austin - Arboretum - South	$73,014	$512,347	$504,806	$518,933	$533,430	$462,154
9703	Austin - Downtown - Town Lake	$171,200	$1,525,903	$1,497,545	$1,533,498	$1,570,332	$1,394,022
9705	Dallas - Las Colinas - Carnaby St.	$157,619	$849,209	$834,276	$855,165	$876,576	$729,442
9706	Dallas - DFW Airport N.	$121,790	$712,175	$700,380	$718,654	$737,395	$622,240
9708	Dallas - North - Park Central	$116,602	$699,666	$687,558	$704,970	$722,821	$612,051
9709	Dallas - Plano	$48,979	$441,182	$434,897	$447,277	$459,985	$409,561
9711	Dallas - Richardson	$11,428	$612,295	$602,430	$618,428	$634,837	$609,286
9713	Houston - Galleria	$81,662	$781,282	$768,997	$789,723	$810,986	$725,599
9714	Houston-Med Ctr-Reliant Pk-Fannin St	$90,114	$811,969	$798,604	$819,523	$840,976	$748,062
9716	San Antonio - Airport	$91,571	$667,523	$656,645	$673,956	$691,711	$601,568
9718	Salt Lake City - Sugar House	$162,318	$1,054,947	$1,035,385	$1,060,286	$1,085,798	$929,304
9719	Alexandria - Eisenhower Ave.	$151,460	$1,052,140	$1,346,340	$1,378,652	$1,411,756	$1,229,533
9720	Washington, D.C. - Chantilly	$55,097	$552,667	$543,537	$557,741	$572,308	$513,976
9721	Washington, D.C. - Sterling	$78,599	$709,275	$697,800	$716,281	$735,237	$654,182
9722	Washington, D.C. - Fairfax - Fair Oaks	$67,188	$765,676	$943,172	$966,468	$990,342	$897,616
9723	Washington, D.C. - Falls Church - Merrifield	$131,163	$897,157	$1,079,027	$1,105,271	$1,132,163	$980,999
9724	Washington, D.C. - Reston	$125,377	$1,021,351	$1,235,010	$1,264,970	$1,295,668	$1,143,898
9725	Washington, D.C. - Tysons Corner	$102,468	$785,961	$1,045,780	$1,071,669	$1,098,203	$965,017
9726	Richmond - Innsbrook	$82,456	$600,353	$590,275	$605,540	$621,193	$540,020
9727	Richmond - Midlothian	$118,456	$730,499	$717,535	$735,381	$753,673	$640,582
9728	Seattle - Bellevue - Factoria	$120,921	$1,638,893	$1,608,478	$1,647,137	$1,686,743	$1,546,941
9729	Seattle - Redmond	$97,225	$2,089,350	$2,212,776	$2,264,321	$2,317,108	$2,115,860
9730	Seattle - Southcenter	$76,044	$686,590	$846,371	$867,355	$888,862	$788,666
9731	Milwaukee - Brookfield	$54,806	$711,046	$698,673	$716,298	$734,366	$671,929
9800	Phoenix - Midtown	$161,615	$935,964	$919,583	$942,686	$966,368	$813,738
9803	Phoenix - Airport - E. Oak St.	$127,588	$759,934	$746,816	$765,763	$785,187	$664,136
9804	Denver - Aurora	$191,552	$1,139,733	$1,118,723	$1,145,753	$1,173,448	$991,641
9805	Denver - Tech Center - North	$150,100	$965,982	$948,616	$971,983	$995,930	$851,516
9806	Jacksonville - Deerwood Park	$120,888	$841,383	$826,779	$847,673	$869,093	$751,101
9807	Tampa - Airport - N. West Shore Blvd.	$156,826	$1,124,349	$1,104,568	$1,132,214	$1,160,552	$1,006,572
9808	Fort Lauderdale - Cypress Creek - Park North	$264,467	$1,387,199	$1,361,853	$1,394,986	$1,428,937	$1,183,014
9809	Orlando - John Young Parkway	$242,545	$1,079,527	$1,060,154	$1,086,303	$1,113,102	$892,831
9810	Orlando - Maitland - Summit	$209,221	$1,013,417	$995,526	$1,020,381	$1,045,856	$853,637
9811	Atlanta-Marietta-Windy Hill-Int N Pkwy	$98,139	$662,121	$650,695	$667,206	$684,134	$588,918
9812	Atlanta - Alpharetta - Northpoint	$92,904	$610,539	$599,869	$614,956	$630,420	$540,715
9817	Columbia - Columbia Corporate Park	$115,630	$870,109	$854,818	$876,231	$898,179	$783,533
9818	Detroit - Auburn Hills - Featherstone Rd.	$72,371	$568,094	$558,977	$573,856	$589,118	$516,790
9820	Las Vegas - East Flamingo	$159,476	$877,885	$862,072	$883,276	$905,006	$755,603
9821	Columbus - Polaris	$95,220	$771,755	$758,821	$778,466	$798,610	$702,748
9822	Columbus - Tuttle	$69,659	$416,865	$410,504	$421,763	$433,316	$367,235
9823	Portland - Hillsboro	$204,326	$1,501,515	$1,473,274	$1,508,302	$1,544,184	$1,342,435
9824	Columbia - Harbison	$71,061	$562,660	$553,372	$567,840	$582,678	$511,509
9825	Memphis - Wolfchase Galleria	$75,068	$636,486	$626,399	$643,202	$660,439	$584,149
9826	Houston-Med Ctr-Reliant Pk-Braeswood Blvd	$150,483	$1,156,538	$1,136,373	$1,165,000	$1,194,345	$1,044,498
9827	Houston - NASA - Bay Area Blvd.	$71,136	$515,605	$507,243	$520,656	$534,414	$464,470
9828	Dallas - Plano	$77,135	$610,252	$600,545	$616,618	$633,106	$555,893
9829	Austin - Northwest - Research Park	$34,965	$345,973	$342,339	$353,389	$364,746	$328,013
9831	Houston - Stafford	$17,234	$263,153	$260,260	$268,532	$277,032	$256,451
9832	Austin - Arboretum - North	$81,671	$627,600	$617,559	$634,029	$650,924	$569,668
9833	Dallas - Las Colinas - Green Park Dr.	$84,783	$539,465	$531,315	$545,971	$561,011	$479,723
9834	Austin - North Central	$15,764	$329,976	$326,827	$337,696	$348,870	$327,701
9836	Durham-Research Triangle Park-Miami Blvd So	$88,747	$535,594	$527,249	$541,538	$556,196	$471,874
9837	Phoenix - Biltmore	$131,925	$771,445	$758,256	$777,623	$797,478	$672,710
9838	Phoenix - Scottsdale	$97,472	$554,478	$545,357	$559,649	$574,306	$482,568
9839	Pleasanton - Chabot Dr.	$188,229	$1,334,002	$1,490,686	$1,526,174	$1,562,527	$1,335,921
9840	San Jose - Airport	$272,356	$2,293,971	$2,517,318	$2,576,066	$2,636,231	$2,246,972
9841	Orlando - Convention Center - Pointe Orlando	$279,090	$1,130,784	$1,374,395	$1,408,134	$1,442,708	$1,142,529
9842	Orlando - Lake Buena Vista	$259,587	$829,655	$1,064,810	$1,091,952	$1,119,778	$849,299
9843	Atlanta - Lenox	$163,662	$930,647	$913,336	$935,246	$957,693	$803,519
9844	Atlanta - Marietta - Powers Ferry Rd.	$52,947	$444,109	$436,990	$448,631	$460,572	$406,886
9845	Atlanta - Perimeter	$89,712	$665,228	$653,805	$670,454	$687,522	$598,861
9846	Boston - Waltham	$72,697	$843,249	$829,535	$851,433	$873,892	$793,856
9847	Boston - Westborough - Computer Dr.	$54,482	$558,472	$549,459	$564,034	$578,983	$520,993
9848	Boston - Woburn	$93,315	$780,233	$766,947	$786,589	$806,729	$712,121
9849	Piscataway - Rutgers University	$105,623	$712,351	$700,518	$718,760	$737,467	$635,032
9850	Washington, D.C. - Chantilly - Airport	$27,871	$361,101	$355,947	$366,070	$376,461	$344,807
9851	Washington, D.C. - Fairfax	$69,702	$463,069	$513,795	$527,133	$540,811	$466,113
9852	Seattle - Bothell - Canyon Park	$54,658	$725,936	$880,641	$902,686	$925,282	$844,790
9853	Anchorage - Midtown	$43,498	$672,181	$662,719	$681,699	$701,184	$648,870
9854	Bakersfield - Chester Lane	$72,054	$486,352	$478,429	$491,045	$503,985	$434,107
9855	San Rafael - Francisco Blvd East	$377,477	$1,920,614	$2,247,879	$2,299,944	$2,353,260	$1,947,426
9856	Atlanta - Gwinnett Place	$107,037	$698,941	$686,787	$704,121	$721,891	$618,665
9857	Anchorage - Downtown	$2,690	$593,973	$584,253	$599,615	$615,371	$597,183
9858	Fairbanks - Old Airport Road	$70,864	$602,488	$592,916	$608,796	$625,086	$618,421
9859	Juneau - Shell Simmons Drive	$71,168	$995,373	$977,520	$1,001,641	$1,026,362	$943,289
9860	Chesapeake - Churchland Blvd.	$2,104	$315,253	$310,759	$319,601	$328,678	$318,542
9861	Chesapeake - Greenbrier Circle	$19,247	$549,959	$540,659	$554,571	$568,836	$538,782
9862	Jackson - East Beasley Road	$13,921	$167,503	$166,464	$172,563	$178,837	$163,473
9863	Destin - US 98 - Emerald Coast Pkwy.	$1,442	$707,015	$694,634	$712,078	$729,959	$709,634
9400	Rock Hill	$90,260	$477,589	$470,369	$483,338	$496,647	$412,715
9401	Greenville - New Acquisition	$81,903	$478,510	$471,226	$484,168	$497,448	$420,066
EXHIBIT B
TRADEMARK LICENSE AGREEMENTS
Trademark License Agreement, dated as of October 8, 2010, between ESH Strategies Branding LLC and ESA P Portfolio Operating Lessee Inc. (n/k/a ESA P Portfolio Operating Lessee LLC), as amended by that certain First Amendment to Trademark License Agreement, dated as of November 30, 2012, as further amended by that certain Second Amendment to Trademark License Agreement, dated as of December 13, 2012, as further amended by that certain Third Amendment to Trademark License Agreement, dated July 28, 2014, as further amended by that certain Fourth Amendment to Trademark License Agreement, dated as of December 8, 2015.

EXHIBIT C
PERCENTAGE RENT

Site	Name	2018			2019			2020			2021			2022			2023
		Revenue Thresolds			Revenue Thresolds			Revenue Thresolds			Revenue Thresolds			Revenue Thresolds			Revenue Thresolds
		55%	65%	75%	55%	65%	75%	55%	65%	75%	55%	65%	75%	55%	65%	75%	55%	65%	75%
4	Louisville - Hurstbourne	$144,123	$148,080	$152,037	$879,305	$949,359	$1,019,414	$880,958	$961,356	$1,041,754	$902,318	$986,818	$1,071,317	$924,168	$1,012,943	$1,101,717	$782,182	$869,910	$957,638
6	Cincinnati - Fairfield	$179,136	$183,647	$188,158	$1,038,697	$1,142,282	$1,245,867	$1,031,318	$1,150,857	$1,270,396	$1,054,894	$1,180,474	$1,306,054	$1,078,988	$1,210,853	$1,342,718	$905,485	$1,035,478	$1,165,471
7	Columbus - East	$140,935	$146,047	$151,160	$846,106	$911,175	$976,243	$853,012	$926,192	$999,372	$874,582	$951,297	$1,028,013	$896,660	$977,063	$1,057,466	$759,281	$836,469	$913,656
9	Columbus - Sawmill Rd.	$130,733	$135,645	$140,556	$936,703	$1,009,314	$1,081,925	$945,346	$1,026,622	$1,107,897	$976,173	$1,059,064	$1,141,956	$1,007,864	$1,092,441	$1,177,017	$812,786	$918,792	$1,024,798
10	Knoxville - West Hills	$164,151	$168,708	$173,265	$936,405	$1,010,611	$1,084,818	$938,536	$1,023,622	$1,108,709	$961,353	$1,050,771	$1,140,190	$984,693	$1,078,628	$1,172,562	$826,255	$916,952	$1,007,650
11	Indianapolis - North	$173,320	$177,628	$181,936	$924,584	$1,001,562	$1,078,540	$925,353	$1,013,630	$1,101,907	$947,650	$1,040,397	$1,133,143	$970,456	$1,067,859	$1,165,263	$807,438	$899,839	$992,239
12	Memphis - Apple Tree	$108,891	$115,140	$121,390	$704,789	$764,657	$824,524	$714,575	$780,024	$845,474	$733,370	$801,664	$869,958	$752,617	$823,878	$895,138	$644,401	$712,075	$779,748
13	Nashville - Brentwood	$160,873	$164,962	$169,051	$1,021,339	$1,106,576	$1,191,813	$1,019,975	$1,118,437	$1,216,899	$1,044,176	$1,147,725	$1,251,273	$1,068,924	$1,177,771	$1,286,619	$907,871	$1,017,452	$1,127,033
17	Nashville - Airport	$176,843	$183,275	$189,707	$1,126,283	$1,236,560	$1,346,837	$1,122,644	$1,248,705	$1,374,767	$1,149,042	$1,281,312	$1,413,583	$1,176,030	$1,314,763	$1,453,496	$998,497	$1,136,536	$1,274,576
18	St. Louis - Westport	$130,684	$136,224	$141,765	$802,610	$874,559	$946,509	$805,957	$886,975	$967,994	$825,873	$910,743	$995,613	$846,251	$935,133	$1,024,015	$717,283	$803,361	$889,439
19	Greenville - Haywood Mall	$238,907	$243,998	$249,089	$1,211,305	$1,338,837	$1,466,368	$1,197,184	$1,345,362	$1,493,539	$1,223,657	$1,379,427	$1,535,198	$1,250,696	$1,414,363	$1,578,030	$1,027,790	$1,184,955	$1,342,120
20	Charlotte - Tyvola Rd. - Executive Park	$150,386	$153,838	$157,289	$854,124	$920,333	$986,543	$864,708	$942,701	$1,020,693	$885,614	$967,625	$1,049,635	$906,998	$993,197	$1,079,396	$749,762	$830,253	$910,744
21	Greensboro - Wendover Ave.	$118,083	$123,631	$129,178	$858,233	$927,232	$996,231	$868,869	$944,975	$1,021,081	$898,184	$975,490	$1,052,796	$871,029	$968,688	$1,066,347	$749,247	$847,078	$944,910
22	Columbia - West	$119,480	$121,008	$122,535	$738,568	$776,477	$814,386	$745,414	$789,564	$833,714	$764,257	$810,904	$857,552	$783,545	$832,805	$882,065	$666,327	$716,032	$765,737
23	Montgomery - Carmichael Rd.	$141,145	$143,419	$145,693	$853,617	$908,443	$963,269	$857,603	$921,281	$984,960	$881,321	$947,580	$1,013,839	$910,741	$977,994	$1,045,247	$794,174	$854,230	$914,285
24	Charlotte-University Place-E. McCullough Dr	$136,859	$139,956	$143,054	$1,001,995	$1,084,364	$1,166,733	$1,031,045	$1,133,084	$1,235,122	$1,055,136	$1,162,516	$1,269,896	$1,079,765	$1,192,708	$1,305,651	$912,386	$1,025,664	$1,138,942
25	Birmingham - Inverness	$136,805	$139,543	$142,282	$883,425	$927,728	$972,031	$896,212	$946,416	$996,620	$869,232	$938,898	$1,008,563	$890,622	$963,940	$1,037,258	$756,051	$829,292	$902,533
26	Raleigh - Cary - Harrison Ave.	$163,572	$166,762	$169,952	$974,493	$1,028,110	$1,081,727	$925,351	$1,006,702	$1,088,053	$947,617	$1,033,240	$1,118,863	$970,391	$1,060,468	$1,150,544	$813,724	$901,523	$989,322
27	Birmingham - Wildwood	$168,953	$172,859	$176,764	$995,077	$1,051,814	$1,108,551	$941,843	$1,027,978	$1,114,113	$964,724	$1,055,234	$1,145,744	$988,129	$1,083,200	$1,178,271	$827,834	$919,255	$1,010,676
28	Cincinnati - Florence	$190,010	$193,231	$196,453	$1,105,403	$1,208,605	$1,311,807	$1,096,370	$1,216,733	$1,337,096	$1,121,177	$1,247,846	$1,374,514	$1,146,526	$1,279,756	$1,412,987	$962,298	$1,095,241	$1,228,184
29	Charleston - North Charleston	$185,446	$191,459	$197,472	$1,193,984	$1,320,059	$1,446,135	$1,184,377	$1,329,377	$1,474,377	$1,211,313	$1,363,528	$1,515,743	$1,238,837	$1,398,557	$1,558,277	$1,052,037	$1,212,572	$1,373,107
30	Raleigh - North Raleigh	$135,819	$139,038	$142,257	$849,301	$895,935	$942,569	$861,638	$914,052	$966,466	$890,720	$943,629	$996,538	$864,667	$936,754	$1,008,842	$731,330	$802,457	$873,584
31	Durham - Research Triangle Park	$128,790	$137,195	$145,600	$742,859	$808,266	$873,673	$757,229	$827,237	$897,245	$777,847	$850,655	$923,462	$798,969	$874,699	$950,428	$676,249	$743,635	$811,022
32	Jackson - Ridgeland	$164,375	$169,720	$175,065	$916,660	$1,001,613	$1,086,566	$922,217	$1,017,033	$1,111,849	$951,828	$1,048,840	$1,145,852	$982,260	$1,081,557	$1,180,853	$834,998	$926,469	$1,017,940

Site	Name	2018			2019			2020			2021			2022			2023
33	Akron - Copley	$90,798	$92,359	$93,921	$671,478	$712,331	$753,183	$680,025	$725,969	$771,913	$697,657	$745,902	$794,148	$709,437	$762,179	$814,922	$634,353	$683,903	$733,453
35	Evansville - East	$174,429	$180,381	$186,334	$924,895	$1,011,413	$1,097,931	$926,019	$1,024,007	$1,121,995	$948,954	$1,051,497	$1,154,040	$980,221	$1,084,907	$1,189,594	$821,669	$917,844	$1,014,020
37	Memphis - Cordova	$133,250	$142,142	$151,033	$829,715	$927,294	$1,024,872	$834,777	$941,893	$1,049,009	$857,077	$968,321	$1,079,565	$879,922	$995,459	$1,110,996	$748,816	$858,522	$968,227
38	Atlanta - Peachtree Corners	$173,788	$178,934	$184,079	$1,044,574	$1,131,189	$1,217,804	$1,052,908	$1,149,789	$1,246,670	$1,086,621	$1,185,700	$1,284,779	$1,121,275	$1,222,641	$1,324,007	$972,660	$1,064,697	$1,156,735
40	St. Louis - Earth City	$125,946	$140,564	$155,181	$847,119	$967,338	$1,087,558	$857,187	$986,129	$1,115,070	$879,819	$1,013,656	$1,147,494	$902,991	$1,041,918	$1,180,844	$770,637	$901,265	$1,031,893
41	Toledo - Maumee	$98,440	$100,133	$101,826	$867,124	$953,656	$1,040,189	$868,262	$965,683	$1,063,103	$889,364	$991,356	$1,093,348	$910,950	$1,017,700	$1,124,450	$807,567	$921,088	$1,034,608
42	Atlanta - Alpharetta - Northpoint	$207,404	$211,913	$216,422	$1,265,474	$1,368,704	$1,471,934	$1,268,733	$1,386,628	$1,504,523	$1,307,793	$1,428,892	$1,549,992	$1,347,915	$1,472,352	$1,596,788	$1,088,972	$1,231,562	$1,374,152
43	Newport News - I-64 - Jefferson Avenue	$119,756	$124,435	$129,115	$901,263	$980,530	$1,059,797	$904,398	$994,011	$1,083,623	$926,401	$1,020,412	$1,114,422	$948,908	$1,047,501	$1,146,093	$831,933	$930,262	$1,028,592
44	Richmond - Innsbrook	$144,433	$148,777	$153,122	$1,056,796	$1,148,123	$1,239,450	$1,055,793	$1,160,762	$1,265,731	$1,080,938	$1,191,233	$1,301,527	$1,114,334	$1,227,615	$1,340,895	$954,927	$1,075,036	$1,195,145
45	Dallas - Market Center	$163,930	$174,467	$185,003	$1,345,196	$1,490,941	$1,636,686	$1,346,942	$1,509,929	$1,672,917	$1,388,880	$1,556,247	$1,723,614	$1,431,970	$1,603,884	$1,775,797	$1,162,054	$1,367,855	$1,573,657
47	Cleveland - Airport - North Olmsted	$103,080	$111,235	$119,389	$832,421	$920,167	$1,007,913	$838,729	$935,329	$1,031,929	$851,564	$955,171	$1,058,778	$874,835	$982,309	$1,089,782	$777,710	$880,245	$982,780
48	South Bend - Mishawaka	$165,403	$171,221	$177,039	$847,869	$925,915	$1,003,962	$850,473	$938,471	$1,026,470	$871,346	$963,532	$1,055,717	$892,701	$989,247	$1,085,793	$739,211	$828,083	$916,956
51	Little Rock - West	$99,881	$101,599	$103,317	$727,259	$774,307	$821,355	$736,750	$789,319	$841,887	$755,914	$811,039	$866,164	$775,537	$833,334	$891,131	$673,841	$734,438	$795,035
53	Cleveland - Middleburg Heights	$105,700	$107,518	$109,336	$813,960	$891,247	$968,535	$822,050	$907,099	$992,148	$843,313	$932,046	$1,020,780	$867,020	$958,946	$1,050,872	$761,427	$857,026	$952,625
55	Rockford - East	$148,322	$154,258	$160,193	$1,006,953	$1,112,714	$1,218,475	$1,002,016	$1,122,665	$1,243,314	$1,025,344	$1,151,857	$1,278,369	$1,049,191	$1,181,803	$1,314,415	$935,657	$1,056,388	$1,177,119
56	Columbia - Gateway Drive	$193,327	$200,192	$207,057	$1,186,102	$1,307,023	$1,427,944	$1,181,160	$1,319,217	$1,457,274	$1,208,780	$1,353,584	$1,498,387	$1,237,016	$1,388,840	$1,540,663	$1,046,044	$1,195,785	$1,345,526
57	Des Moines - West Des Moines	$176,201	$188,051	$199,901	$1,140,307	$1,296,376	$1,452,444	$1,130,932	$1,306,211	$1,481,490	$1,156,892	$1,340,085	$1,523,278	$1,183,419	$1,374,834	$1,566,250	$1,004,611	$1,191,380	$1,378,149
58	Detroit - Warren	$154,300	$159,115	$163,930	$873,885	$947,223	$1,020,560	$876,172	$959,687	$1,043,201	$897,555	$985,209	$1,072,862	$919,429	$1,011,397	$1,103,364	$779,797	$865,055	$950,312
59	Cleveland - Westlake	$93,867	$95,481	$97,095	$652,457	$711,244	$770,032	$654,268	$720,740	$787,212	$672,682	$741,552	$810,423	$691,559	$762,930	$834,301	$642,658	$701,242	$759,827
60	Tallahassee - Killearn	$210,535	$213,616	$216,697	$1,076,903	$1,184,275	$1,291,646	$1,070,927	$1,194,281	$1,317,635	$1,095,696	$1,225,204	$1,354,711	$1,121,014	$1,256,924	$1,392,834	$929,700	$1,059,741	$1,189,783
61	Atlanta - Kennesaw	$231,164	$234,899	$238,634	$1,290,671	$1,383,691	$1,476,710	$1,295,404	$1,402,543	$1,509,682	$1,335,126	$1,445,192	$1,555,259	$1,375,932	$1,489,049	$1,602,167	$1,088,392	$1,220,851	$1,353,311
62	Houston-MedCtr-Reliant Pk-La Concha Ln	$200,905	$210,407	$219,908	$1,374,169	$1,527,630	$1,681,092	$1,369,654	$1,542,966	$1,716,278	$1,403,051	$1,584,126	$1,765,202	$1,435,826	$1,625,439	$1,815,053	$1,229,296	$1,419,150	$1,609,004
63	Macon - North	$143,101	$146,159	$149,216	$873,057	$938,441	$1,003,825	$874,851	$950,329	$1,025,808	$896,058	$975,480	$1,054,902	$917,750	$1,001,285	$1,084,819	$787,917	$867,570	$947,224
65	Atlanta - Vinings	$226,243	$234,233	$242,223	$1,412,380	$1,545,572	$1,678,765	$1,414,626	$1,565,189	$1,715,753	$1,458,036	$1,612,793	$1,767,549	$1,502,630	$1,661,745	$1,820,860	$1,207,900	$1,388,370	$1,568,839
102	Columbus - Airport	$155,632	$162,326	$169,021	$860,227	$940,099	$1,019,971	$856,399	$948,546	$1,040,692	$879,602	$975,343	$1,071,083	$903,376	$1,002,860	$1,102,344	$758,581	$850,447	$942,314
106	Raleigh - North Raleigh	$203,618	$207,802	$211,986	$1,164,301	$1,262,042	$1,359,784	$1,160,488	$1,274,076	$1,387,663	$1,189,340	$1,308,323	$1,427,306	$1,227,485	$1,349,215	$1,470,946	$1,054,030	$1,165,973	$1,277,915
111	Washington, D.C. - Chantilly - Dulles South	$166,936	$173,939	$180,942	$1,149,539	$1,261,084	$1,372,629	$1,149,357	$1,275,804	$1,402,251	$1,176,953	$1,309,488	$1,442,024	$1,205,176	$1,344,049	$1,482,923	$1,043,378	$1,179,776	$1,316,173
115	Charleston - Airport - North Charleston	$328,605	$337,108	$345,612	$1,864,744	$2,076,662	$2,288,579	$1,838,529	$2,084,190	$2,329,851	$1,878,531	$2,136,613	$2,394,695	$1,919,377	$2,190,371	$2,461,366	$1,601,135	$1,868,695	$2,136,254
121	Knoxville - Cedar Bluff	$199,362	$206,689	$214,016	$1,077,981	$1,185,474	$1,292,967	$1,076,687	$1,198,616	$1,320,545	$1,102,393	$1,230,178	$1,357,963	$1,128,680	$1,262,560	$1,396,441	$939,719	$1,066,358	$1,192,996

Site	Name	2018			2019			2020			2021			2022			2023
123	Huntsville - U.S. Space and Rocket Center	$227,820	$232,435	$237,050	$1,318,675	$1,438,794	$1,558,912	$1,318,872	$1,455,715	$1,592,558	$1,359,423	$1,500,043	$1,640,663	$1,401,065	$1,545,617	$1,690,170	$1,205,797	$1,340,400	$1,475,003
124	Montgomery - Eastern Blvd.	$201,015	$204,659	$208,303	$1,108,487	$1,188,747	$1,269,007	$1,121,343	$1,210,810	$1,300,277	$1,159,735	$1,250,302	$1,340,870	$1,199,205	$1,290,930	$1,382,655	$1,018,725	$1,103,452	$1,188,180
125	Chattanooga - Airport	$200,168	$204,638	$209,107	$1,197,896	$1,295,773	$1,393,649	$1,197,086	$1,310,148	$1,423,210	$1,225,608	$1,344,525	$1,463,443	$1,258,961	$1,382,584	$1,506,207	$1,097,786	$1,208,901	$1,320,016
127	Fayetteville - Owen Dr.	$237,744	$244,719	$251,693	$1,478,565	$1,591,070	$1,703,575	$1,388,577	$1,549,239	$1,709,901	$1,420,593	$1,589,289	$1,757,984	$1,453,316	$1,630,371	$1,807,426	$1,221,516	$1,395,726	$1,569,937
131	Columbia - Ft. Jackson	$211,553	$221,975	$232,397	$1,339,729	$1,458,945	$1,578,161	$1,259,808	$1,422,638	$1,585,468	$1,289,496	$1,459,913	$1,630,330	$1,319,847	$1,498,155	$1,676,462	$1,112,045	$1,284,336	$1,456,627
132	Greenville - Airport	$317,665	$326,198	$334,732	$1,720,504	$1,894,721	$2,068,938	$1,707,294	$1,908,346	$2,109,398	$1,755,669	$1,963,701	$2,171,732	$1,805,302	$2,020,587	$2,235,871	$1,393,095	$1,637,647	$1,882,200
140	Newport News - Oyster Point	$170,873	$178,215	$185,557	$1,147,277	$1,272,166	$1,397,056	$1,142,117	$1,283,946	$1,425,775	$1,168,691	$1,317,338	$1,465,985	$1,195,854	$1,351,593	$1,507,332	$1,021,419	$1,177,393	$1,333,367
145	Little Rock - West	$124,475	$128,773	$133,071	$806,090	$856,715	$907,339	$817,282	$873,756	$930,229	$838,642	$897,863	$957,083	$860,516	$922,608	$984,701	$736,813	$797,525	$858,236
150	Fremont - Newark	$733,304	$756,065	$778,827	$4,868,545	$5,492,203	$6,115,861	$5,398,203	$6,072,219	$6,746,235	$5,534,854	$6,237,522	$6,940,190	$5,265,750	$6,134,548	$7,003,346	$4,357,672	$5,217,557	$6,077,443
153	Chicago - Buffalo Grove - Deerfield	$228,776	$241,402	$254,028	$1,384,808	$1,556,530	$1,728,252	$1,378,136	$1,571,082	$1,764,028	$1,410,442	$1,612,189	$1,813,936	$1,443,467	$1,654,362	$1,865,258	$1,218,377	$1,422,023	$1,625,669
155	Mobile - Spring Hill	$247,470	$253,709	$259,948	$1,372,472	$1,505,548	$1,638,625	$1,372,084	$1,523,007	$1,673,930	$1,414,391	$1,569,460	$1,724,529	$1,457,838	$1,617,221	$1,776,603	$1,239,195	$1,387,958	$1,536,720
161	Raleigh - RDU Airport	$209,049	$212,993	$216,937	$1,230,575	$1,302,934	$1,375,294	$1,162,949	$1,272,327	$1,381,705	$1,190,448	$1,305,571	$1,420,693	$1,218,567	$1,339,675	$1,460,783	$1,018,910	$1,137,035	$1,255,160
172	St. Louis - St. Peters	$207,236	$217,802	$228,367	$1,137,516	$1,283,593	$1,429,670	$1,132,961	$1,296,314	$1,459,667	$1,161,399	$1,331,503	$1,501,607	$1,190,503	$1,367,623	$1,544,742	$994,856	$1,162,080	$1,329,305
174	Orlando - Convention Center - Westwood Blvd.	$334,031	$346,084	$358,137	$1,759,805	$1,959,493	$2,159,181	$1,936,245	$2,194,073	$2,451,901	$1,992,975	$2,258,991	$2,525,006	$2,051,218	$2,325,729	$2,600,240	$1,727,961	$1,984,477	$2,240,993
175	Chesapeake - Crossways Blvd.	$183,990	$191,704	$199,418	$1,590,866	$1,765,144	$1,939,421	$1,587,597	$1,784,101	$1,980,606	$1,636,262	$1,838,316	$2,040,369	$1,686,233	$1,894,054	$2,101,875	$1,431,062	$1,666,996	$1,902,930
180	Columbia - West	$166,836	$174,313	$181,789	$1,070,512	$1,176,184	$1,281,856	$1,074,302	$1,192,586	$1,310,870	$1,100,629	$1,224,429	$1,348,229	$1,127,396	$1,256,994	$1,386,592	$979,339	$1,100,314	$1,221,289
186	Wilmington - New Centre Drive	$219,775	$225,163	$230,551	$1,317,412	$1,444,270	$1,571,129	$1,308,555	$1,455,346	$1,602,136	$1,338,521	$1,492,812	$1,647,103	$1,376,711	$1,536,286	$1,695,861	$1,198,688	$1,344,986	$1,491,284
201	Durham - University	$176,363	$181,175	$185,986	$1,141,587	$1,223,341	$1,305,096	$1,154,392	$1,245,747	$1,337,101	$1,193,816	$1,286,314	$1,378,811	$1,234,350	$1,328,049	$1,421,749	$988,040	$1,105,269	$1,222,497
206	Charlotte - Tyvola Rd.	$225,823	$230,143	$234,463	$1,439,784	$1,578,693	$1,717,602	$1,556,965	$1,702,034	$1,847,103	$1,602,436	$1,752,270	$1,902,103	$1,540,656	$1,731,602	$1,922,549	$1,276,131	$1,463,006	$1,649,881
223	Charleston - Mt. Pleasant	$336,238	$342,087	$347,936	$1,941,883	$2,160,868	$2,379,853	$1,909,687	$2,165,392	$2,421,098	$1,950,377	$2,219,287	$2,488,197	$2,115,329	$2,356,826	$2,598,323	$1,665,907	$1,948,898	$2,231,890
231	Asheville - Tunnel Rd.	$326,651	$332,829	$339,008	$1,782,523	$1,964,450	$2,146,378	$1,768,763	$1,978,560	$2,188,358	$1,818,227	$2,035,518	$2,252,809	$1,868,971	$2,094,048	$2,319,125	$1,578,767	$1,792,632	$2,006,497
232	Raleigh - Cary - Regency Parkway	$223,392	$227,459	$231,526	$1,321,886	$1,434,574	$1,547,262	$1,315,964	$1,447,225	$1,578,487	$1,351,121	$1,487,761	$1,624,401	$1,394,285	$1,534,147	$1,674,010	$1,211,068	$1,339,103	$1,467,137
280	Greensboro - Wendover Ave.	$246,605	$252,337	$258,068	$1,473,344	$1,596,615	$1,719,886	$1,478,390	$1,618,410	$1,758,431	$1,525,289	$1,668,661	$1,812,033	$1,573,470	$1,720,336	$1,867,202	$1,264,055	$1,432,261	$1,600,467
291	Roanoke - Airport	$155,230	$160,188	$165,146	$979,829	$1,072,816	$1,165,802	$980,078	$1,085,570	$1,191,061	$1,005,001	$1,115,150	$1,225,300	$1,030,516	$1,145,515	$1,260,514	$879,818	$993,073	$1,106,327

Site	Name	2018			2019			2020			2021			2022			2023
302	Pensacola - University Mall	$194,921	$201,635	$208,349	$1,443,663	$1,566,293	$1,688,923	$1,444,455	$1,584,936	$1,725,418	$1,392,329	$1,568,845	$1,745,360	$1,423,862	$1,609,085	$1,794,309	$1,220,862	$1,410,442	$1,600,022
303	St. Petersburg - Clearwater	$252,422	$264,392	$276,361	$1,483,345	$1,673,170	$1,862,995	$1,478,436	$1,690,425	$1,902,415	$1,522,999	$1,741,278	$1,959,557	$1,531,939	$1,769,017	$2,006,094	$1,284,701	$1,515,205	$1,745,708
305	Nashville - Brentwood	$326,372	$333,361	$340,351	$1,715,567	$1,898,484	$2,081,401	$1,694,108	$1,906,821	$2,119,534	$1,731,335	$1,954,961	$2,178,588	$1,769,354	$2,004,330	$2,239,305	$1,461,271	$1,689,463	$1,917,655
307	Denver - Tech Center South	$202,418	$210,052	$217,686	$1,134,741	$1,260,081	$1,385,420	$1,136,010	$1,276,034	$1,416,059	$1,170,740	$1,314,749	$1,458,757	$1,206,419	$1,354,562	$1,502,705	$1,030,205	$1,166,526	$1,302,846
308	Los Angeles - South	$465,729	$480,790	$495,851	$2,402,858	$2,711,100	$3,019,343	$2,363,223	$2,717,953	$3,072,683	$2,413,899	$2,786,011	$3,158,123	$2,465,628	$2,855,799	$3,245,971	$2,027,443	$2,402,608	$2,777,774
309	Sacramento - Roseville	$459,347	$471,040	$482,733	$2,223,677	$2,490,776	$2,757,875	$2,193,257	$2,500,746	$2,808,235	$2,253,901	$2,572,333	$2,890,764	$2,316,104	$2,645,893	$2,975,683	$1,859,413	$2,183,429	$2,507,444
311	Colorado Springs - West	$227,685	$232,124	$236,563	$1,599,333	$1,765,944	$1,932,554	$1,577,057	$1,772,084	$1,967,111	$1,611,289	$1,816,527	$2,021,765	$1,646,244	$1,862,101	$2,077,957	$1,445,665	$1,658,190	$1,870,715
315	Nashville - Airport	$232,686	$237,506	$242,327	$1,540,952	$1,680,710	$1,820,467	$1,528,732	$1,692,165	$1,855,598	$1,563,354	$1,735,437	$1,907,519	$1,598,733	$1,779,819	$1,960,904	$1,360,635	$1,547,003	$1,733,371
316	Phoenix - Airport	$223,994	$232,909	$241,824	$1,216,041	$1,348,195	$1,480,348	$1,214,761	$1,363,466	$1,512,171	$1,245,471	$1,400,548	$1,555,625	$1,276,618	$1,438,420	$1,600,221	$1,064,025	$1,217,420	$1,370,814
317	Phoenix - Mesa	$284,213	$291,927	$299,641	$1,388,571	$1,537,734	$1,686,897	$1,376,405	$1,547,983	$1,719,562	$1,407,556	$1,587,663	$1,767,769	$1,439,386	$1,628,361	$1,817,337	$1,177,578	$1,355,116	$1,532,654
325	Louisville - Dutchman	$267,913	$272,116	$276,320	$1,477,107	$1,625,538	$1,773,968	$1,460,995	$1,634,020	$1,807,045	$1,493,438	$1,675,449	$1,857,461	$1,526,578	$1,717,938	$1,909,297	$1,271,997	$1,460,822	$1,649,647
328	Fort Lauderdale - Deerfield Beach	$422,240	$438,470	$454,699	$2,051,310	$2,322,110	$2,592,909	$2,023,379	$2,332,126	$2,640,873	$2,067,848	$2,391,268	$2,714,689	$2,113,259	$2,451,923	$2,790,588	$1,723,818	$2,041,610	$2,359,402
331	Jackson - North	$151,295	$158,503	$165,710	$966,570	$1,057,801	$1,149,032	$974,307	$1,075,361	$1,176,416	$1,000,632	$1,105,686	$1,210,741	$1,027,606	$1,136,827	$1,246,048	$887,360	$990,063	$1,092,765
335	Portland - Beaverton	$355,764	$364,161	$372,558	$2,029,913	$2,239,197	$2,448,481	$2,009,288	$2,252,025	$2,494,762	$2,054,209	$2,309,347	$2,564,485	$2,100,099	$2,368,137	$2,636,174	$1,755,808	$2,020,441	$2,285,074
341	Portland - Vancouver	$313,455	$321,842	$330,230	$1,931,789	$2,144,217	$2,356,646	$1,907,595	$2,153,779	$2,399,963	$1,949,558	$2,208,215	$2,466,873	$1,992,414	$2,264,041	$2,535,669	$1,680,545	$1,953,351	$2,226,158
352	Salt Lake City - Sandy	$346,642	$355,220	$363,798	$1,733,492	$1,927,609	$2,121,726	$1,711,427	$1,936,057	$2,160,688	$1,749,039	$1,984,985	$2,220,932	$1,787,452	$2,035,163	$2,282,874	$1,465,161	$1,701,713	$1,938,264
355	Los Angeles - La Mirada	$365,243	$378,711	$392,180	$1,898,444	$2,142,408	$2,386,372	$1,871,820	$2,150,962	$2,430,104	$1,912,774	$2,205,357	$2,497,941	$1,954,593	$2,261,142	$2,567,691	$1,610,658	$1,903,842	$2,197,026
356	Los Angeles - Torrance	$506,508	$526,731	$546,953	$2,529,774	$2,904,736	$3,279,698	$2,476,256	$2,905,604	$3,334,952	$2,527,701	$2,977,544	$3,427,386	$2,580,183	$3,051,304	$3,522,425	$2,107,029	$2,556,633	$3,006,237
361	Pleasant Hill - Buskirk Ave.	$465,231	$482,518	$499,805	$2,856,161	$3,193,078	$3,529,995	$2,940,896	$3,407,438	$3,873,980	$3,002,235	$3,491,736	$3,981,237	$3,064,818	$3,578,165	$4,091,512	$2,550,607	$3,056,316	$3,562,026
362	Salt Lake City - West Valley Center	$272,625	$280,969	$289,314	$1,653,505	$1,836,679	$2,019,853	$1,647,945	$1,855,003	$2,062,060	$1,697,286	$1,910,588	$2,123,890	$1,747,942	$1,967,731	$2,187,519	$1,465,526	$1,688,503	$1,911,481
370	Winston-Salem - Hanes Mall Blvd.	$212,561	$218,739	$224,918	$1,161,265	$1,281,707	$1,402,148	$1,153,929	$1,292,042	$1,430,155	$1,180,378	$1,325,357	$1,470,336	$1,207,408	$1,359,530	$1,511,653	$1,004,950	$1,151,895	$1,298,840
371	Charlotte - Pineville - Park Rd	$242,414	$247,931	$253,448	$1,537,633	$1,678,386	$1,819,139	$1,543,051	$1,724,894	$1,906,736	$1,577,347	$1,768,643	$1,959,939	$1,612,380	$1,813,511	$2,014,642	$1,329,327	$1,523,838	$1,718,349
373	Atlanta - Clairmont	$262,537	$270,313	$278,090	$1,619,050	$1,793,235	$1,967,420	$1,611,788	$1,809,810	$2,007,832	$1,658,837	$1,863,235	$2,067,632	$1,707,131	$1,918,151	$2,129,171	$1,490,767	$1,686,844	$1,882,921

Site	Name	2018			2019			2020			2021			2022			2023
379	Salt Lake City - Union Park	$285,350	$292,254	$299,159	$1,672,060	$1,834,203	$1,996,346	$1,671,509	$1,855,420	$2,039,331	$1,722,815	$1,911,857	$2,100,899	$1,775,504	$1,969,882	$2,164,260	$1,468,967	$1,670,840	$1,872,713
381	Gainesville - I-75	$350,300	$363,520	$376,740	$1,771,573	$2,001,957	$2,232,341	$1,747,124	$2,010,285	$2,273,446	$1,785,439	$2,061,195	$2,336,950	$1,824,564	$2,113,405	$2,402,246	$1,497,514	$1,771,592	$2,045,670
382	Atlanta - Marietta - Windy Hill	$209,106	$215,018	$220,930	$1,386,850	$1,528,691	$1,670,532	$1,382,628	$1,544,000	$1,705,373	$1,425,072	$1,590,964	$1,756,855	$1,468,657	$1,639,248	$1,809,839	$1,310,209	$1,465,762	$1,621,316
396	Orange County - Lake Forest	$355,926	$368,160	$380,394	$2,167,865	$2,428,400	$2,688,936	$2,135,112	$2,436,060	$2,737,008	$2,181,282	$2,497,219	$2,813,157	$2,228,420	$2,559,936	$2,891,451	$1,873,082	$2,203,552	$2,534,022
399	Portland - Gresham	$312,768	$321,272	$329,776	$1,693,416	$1,874,906	$2,056,396	$1,683,327	$1,890,559	$2,097,790	$1,731,726	$1,945,875	$2,160,024	$1,781,398	$2,002,731	$2,224,065	$1,419,364	$1,655,110	$1,890,855
409	Seattle - Federal Way	$239,740	$250,942	$262,144	$1,573,721	$1,762,350	$1,950,979	$1,741,580	$1,993,908	$2,246,236	$1,779,964	$2,044,483	$2,309,002	$1,825,952	$2,100,877	$2,375,802	$1,619,581	$1,873,613	$2,127,646
410	Richmond - I-64 - West Broad Street	$202,744	$208,922	$215,101	$1,234,865	$1,355,916	$1,476,968	$1,228,716	$1,367,797	$1,506,878	$1,257,239	$1,403,272	$1,549,305	$1,286,396	$1,439,663	$1,592,931	$1,086,297	$1,238,218	$1,390,140
414	Phoenix - Peoria	$237,003	$244,013	$251,024	$1,463,202	$1,618,708	$1,774,214	$1,449,554	$1,628,907	$1,808,259	$1,482,207	$1,670,551	$1,858,895	$1,515,567	$1,713,264	$1,910,961	$1,280,127	$1,477,680	$1,675,232
417	Charlotte - University Place	$246,481	$250,495	$254,509	$1,685,145	$1,834,645	$1,984,145	$1,808,742	$1,967,670	$2,126,597	$1,862,109	$2,026,103	$2,190,097	$1,916,904	$2,086,174	$2,255,444	$1,510,446	$1,716,846	$1,923,245
418	Seattle - Renton	$343,398	$357,031	$370,664	$2,166,753	$2,435,323	$2,703,892	$2,137,970	$2,445,858	$2,753,747	$2,184,947	$2,507,793	$2,830,639	$2,232,922	$2,571,311	$2,909,700	$1,888,210	$2,225,482	$2,562,755
453	Philadelphia - Bensalem	$255,244	$266,004	$276,764	$1,559,916	$1,696,395	$1,832,874	$1,462,303	$1,651,013	$1,839,723	$1,496,342	$1,693,990	$1,891,638	$1,531,136	$1,738,079	$1,945,022	$1,295,027	$1,491,086	$1,687,146
455	Philadelphia - Cherry Hill	$153,653	$162,542	$171,430	$1,028,446	$1,141,904	$1,255,362	$1,029,362	$1,156,203	$1,283,044	$1,054,388	$1,186,986	$1,319,584	$1,079,987	$1,218,574	$1,357,160	$924,009	$1,059,866	$1,195,723
463	Philadelphia - Malvern	$177,892	$186,391	$194,891	$1,133,450	$1,255,131	$1,376,812	$1,131,877	$1,269,067	$1,406,258	$1,157,302	$1,301,452	$1,445,602	$1,186,596	$1,336,879	$1,487,161	$1,008,875	$1,156,178	$1,303,480
478	Washington, D.C. - Sterling	$198,162	$205,465	$212,768	$1,348,380	$1,496,363	$1,644,347	$1,336,678	$1,506,485	$1,676,293	$1,366,974	$1,545,144	$1,723,314	$1,397,929	$1,584,796	$1,771,662	$1,241,718	$1,415,199	$1,588,680
479	Philadelphia - Mt. Laurel	$137,528	$143,606	$149,684	$993,583	$1,058,611	$1,123,638	$1,009,809	$1,081,315	$1,152,820	$1,004,101	$1,089,752	$1,175,404	$1,038,460	$1,125,269	$1,212,078	$859,039	$958,454	$1,057,868
480	Virginia Beach - Independence Blvd.	$161,155	$169,595	$178,035	$1,539,929	$1,722,978	$1,906,027	$1,521,847	$1,731,814	$1,941,781	$1,555,636	$1,775,858	$1,996,079	$1,590,149	$1,821,029	$2,051,909	$1,399,190	$1,644,493	$1,889,796
486	Fresno - North	$400,864	$411,774	$422,684	$1,999,854	$2,235,277	$2,470,699	$1,971,856	$2,243,672	$2,515,489	$2,014,841	$2,300,202	$2,585,564	$2,192,342	$2,447,246	$2,702,149	$1,686,012	$1,971,711	$2,257,411
494	Orange County - Huntington Beach	$385,968	$400,876	$415,785	$2,195,366	$2,496,354	$2,797,342	$2,154,316	$2,499,971	$2,845,625	$2,199,823	$2,562,221	$2,924,620	$2,246,263	$2,626,051	$3,005,840	$1,871,018	$2,243,314	$2,615,611
501	Albany - Capital	$221,180	$242,091	$263,002	$1,403,743	$1,633,713	$1,863,684	$1,394,800	$1,648,688	$1,902,576	$1,427,552	$1,692,087	$1,956,622	$1,461,027	$1,736,615	$2,012,204	$1,283,890	$1,531,691	$1,779,492
503	Rochester - Henrietta	$217,191	$228,790	$240,389	$1,399,808	$1,564,752	$1,729,696	$1,404,880	$1,587,080	$1,769,280	$1,450,671	$1,637,122	$1,823,573	$1,497,733	$1,688,597	$1,879,461	$1,226,277	$1,430,955	$1,635,633
504	Syracuse - Dewitt	$180,106	$191,580	$203,054	$1,137,318	$1,281,359	$1,425,401	$1,133,980	$1,294,829	$1,455,677	$1,160,953	$1,328,976	$1,496,999	$1,188,530	$1,364,011	$1,539,491	$1,043,820	$1,201,789	$1,359,757
507	Pittsburgh - Carnegie	$182,017	$199,599	$217,180	$1,057,494	$1,214,488	$1,371,482	$1,066,724	$1,235,926	$1,405,128	$1,088,262	$1,266,028	$1,443,794	$1,118,326	$1,302,287	$1,486,247	$947,505	$1,114,390	$1,281,275
510	Chicago - Downers Grove	$205,774	$211,599	$217,423	$1,450,984	$1,537,042	$1,623,100	$1,471,985	$1,568,134	$1,664,283	$1,423,169	$1,553,194	$1,683,220	$1,457,908	$1,594,486	$1,731,064	$1,248,993	$1,387,618	$1,526,242

Site	Name	2018			2019			2020			2021			2022			2023
525	Chicago - Itasca	$242,740	$246,320	$249,900	$1,402,382	$1,512,417	$1,622,451	$1,398,345	$1,527,050	$1,655,755	$1,431,100	$1,566,731	$1,702,363	$1,464,590	$1,607,438	$1,750,286	$1,243,702	$1,381,160	$1,518,618
526	Merrillville - US Rte. 30	$230,182	$238,560	$246,939	$1,362,810	$1,482,298	$1,601,785	$1,372,701	$1,506,104	$1,639,508	$1,417,142	$1,553,461	$1,689,780	$1,462,827	$1,602,179	$1,741,530	$1,163,966	$1,323,086	$1,482,206
530	Chicago - Rolling Meadows	$193,227	$216,902	$240,577	$1,142,425	$1,358,203	$1,573,982	$1,143,273	$1,376,666	$1,610,059	$1,171,425	$1,413,869	$1,656,313	$1,200,217	$1,452,051	$1,703,885	$1,024,617	$1,252,428	$1,480,239
532	Chicago - Burr Ridge	$247,400	$253,897	$260,395	$1,445,761	$1,598,209	$1,750,657	$1,431,169	$1,607,512	$1,783,855	$1,463,207	$1,648,473	$1,833,739	$1,495,937	$1,690,483	$1,885,029	$1,254,611	$1,447,261	$1,639,911
541	Chicago - Elmhurst	$225,929	$233,838	$241,746	$1,435,194	$1,586,104	$1,737,014	$1,425,964	$1,598,830	$1,771,696	$1,458,787	$1,640,158	$1,821,528	$1,492,334	$1,682,551	$1,872,769	$1,266,088	$1,455,878	$1,645,668
547	Philadelphia - Airport	$434,908	$443,072	$451,235	$2,534,278	$2,793,619	$3,052,960	$2,502,617	$2,805,634	$3,108,652	$2,557,533	$2,876,362	$3,195,191	$2,623,369	$2,955,393	$3,287,417	$2,259,450	$2,571,452	$2,883,454
552	Detroit - Madison Heights	$233,399	$243,464	$253,528	$1,330,389	$1,476,219	$1,622,049	$1,326,635	$1,491,395	$1,656,155	$1,358,041	$1,530,542	$1,703,042	$1,390,152	$1,570,705	$1,751,257	$1,165,390	$1,338,322	$1,511,255
553	Akron - Copley	$90,339	$95,222	$100,105	$672,952	$727,388	$781,824	$680,692	$740,911	$801,130	$698,305	$761,266	$824,228	$716,338	$782,161	$847,983	$620,353	$686,738	$753,123
554	Buffalo - Amherst	$210,160	$222,758	$235,356	$1,402,776	$1,552,337	$1,701,899	$1,312,128	$1,510,420	$1,708,713	$1,342,275	$1,549,589	$1,756,902	$1,373,082	$1,589,769	$1,806,455	$1,163,053	$1,374,165	$1,585,277
557	Milwaukee - Wauwatosa	$282,464	$294,114	$305,764	$1,811,319	$1,979,497	$2,147,674	$1,688,367	$1,920,687	$2,153,007	$1,726,440	$1,969,923	$2,213,405	$1,765,339	$2,020,424	$2,275,509	$1,486,622	$1,737,262	$1,987,902
564	Toledo - Holland	$230,650	$236,539	$242,427	$1,549,397	$1,707,307	$1,865,216	$1,544,255	$1,724,110	$1,903,964	$1,590,656	$1,775,882	$1,961,108	$1,638,288	$1,829,100	$2,019,912	$1,354,127	$1,565,811	$1,777,495
565	Cincinnati - Springdale - I-275	$250,671	$253,021	$255,371	$1,307,131	$1,424,454	$1,541,777	$1,299,437	$1,435,916	$1,572,394	$1,329,316	$1,472,924	$1,616,532	$1,359,855	$1,510,885	$1,661,914	$1,129,117	$1,275,599	$1,422,081
574	Edison - Raritan Center	$301,942	$321,371	$340,800	$1,995,747	$2,251,284	$2,506,820	$1,985,167	$2,271,854	$2,558,541	$1,927,661	$2,261,969	$2,596,277	$1,969,988	$2,319,493	$2,668,997	$1,727,007	$2,048,489	$2,369,971
590	Columbus - North	$209,010	$215,935	$222,860	$1,266,712	$1,390,675	$1,514,639	$1,268,667	$1,408,365	$1,548,063	$1,310,363	$1,453,040	$1,595,717	$1,353,216	$1,498,992	$1,644,769	$1,184,613	$1,315,702	$1,446,790
600	Detroit - Sterling Heights	$285,467	$291,704	$297,941	$1,543,936	$1,702,150	$1,860,364	$1,527,838	$1,711,603	$1,895,369	$1,561,916	$1,755,114	$1,948,311	$1,596,729	$1,799,737	$2,002,746	$1,336,541	$1,530,794	$1,725,048
629	Cincinnati - Florence	$249,193	$254,010	$258,827	$1,611,104	$1,763,618	$1,916,132	$1,600,880	$1,777,489	$1,954,097	$1,646,383	$1,829,131	$2,011,879	$1,693,070	$1,882,202	$2,071,334	$1,381,151	$1,594,982	$1,808,813
634	Long Island - Bethpage	$400,735	$454,375	$508,016	$2,100,172	$2,658,327	$3,216,481	$2,055,418	$2,666,237	$3,277,056	$2,191,452	$2,795,805	$3,400,158	$2,256,285	$2,879,072	$3,501,860	$1,913,705	$2,474,894	$3,036,083
640	Chicago - Gurnee	$177,916	$186,825	$195,734	$1,243,778	$1,380,824	$1,517,870	$1,239,536	$1,394,545	$1,549,554	$1,268,761	$1,431,074	$1,593,387	$1,298,640	$1,468,550	$1,638,461	$1,174,653	$1,324,897	$1,475,140
646	Princeton - South Brunswick	$246,459	$254,375	$262,290	$1,520,494	$1,666,690	$1,812,886	$1,527,062	$1,690,659	$1,854,256	$1,576,537	$1,743,821	$1,911,105	$1,627,387	$1,798,505	$1,969,623	$1,430,595	$1,584,304	$1,738,012
651	New York City - LaGuardia Airport	$666,300	$689,025	$711,751	$4,008,369	$4,403,167	$4,797,965	$3,977,258	$4,434,354	$4,891,450	$3,839,877	$4,396,252	$4,952,627	$3,942,764	$4,519,934	$5,097,103	$3,368,823	$3,910,229	$4,451,635
658	Baltimore - BWI Airport	$241,903	$249,429	$256,954	$1,477,593	$1,593,873	$1,710,152	$1,485,333	$1,617,297	$1,749,261	$1,469,040	$1,625,247	$1,781,454	$1,515,962	$1,675,905	$1,835,848	$1,311,016	$1,457,031	$1,603,046
659	Cincinnati - Covington	$313,245	$319,895	$326,546	$1,764,546	$1,919,620	$2,074,693	$1,760,046	$1,938,917	$2,117,788	$1,811,429	$1,996,139	$2,180,849	$1,864,182	$2,054,964	$2,245,745	$1,469,974	$1,687,768	$1,905,562
660	Chicago - Naperville	$190,195	$197,622	$205,050	$1,238,457	$1,359,507	$1,480,558	$1,236,983	$1,374,541	$1,512,098	$1,266,500	$1,410,715	$1,554,930	$1,296,684	$1,447,829	$1,598,975	$1,105,249	$1,255,601	$1,405,953

Site	Name	2018			2019			2020			2021			2022			2023
670	Detroit - Ann Arbor	$220,692	$232,601	$244,510	$1,156,717	$1,297,046	$1,437,375	$1,156,012	$1,312,353	$1,468,694	$1,190,675	$1,351,712	$1,512,749	$1,231,403	$1,395,602	$1,559,801	$1,031,067	$1,180,198	$1,329,329
675	Detroit - Auburn Hills	$150,988	$158,185	$165,383	$1,035,301	$1,127,248	$1,219,196	$1,041,872	$1,144,740	$1,247,609	$1,067,994	$1,175,660	$1,283,326	$1,094,726	$1,207,391	$1,320,056	$935,274	$1,048,728	$1,162,182
677	Chicago - O'Hare	$215,801	$240,347	$264,893	$1,478,014	$1,722,871	$1,967,729	$1,475,526	$1,743,339	$2,011,151	$1,511,380	$1,790,031	$2,068,682	$1,548,044	$1,837,947	$2,127,850	$1,326,621	$1,602,663	$1,878,705
679	Appleton - Fox Cities	$228,770	$235,193	$241,617	$1,382,443	$1,518,425	$1,654,407	$1,381,821	$1,535,914	$1,690,007	$1,424,073	$1,582,523	$1,740,973	$1,467,464	$1,630,445	$1,793,426	$1,276,215	$1,426,660	$1,577,106
680	Detroit - Novi	$192,318	$201,081	$209,844	$1,302,260	$1,448,911	$1,595,563	$1,294,357	$1,461,065	$1,627,773	$1,324,306	$1,498,976	$1,673,646	$1,354,917	$1,537,867	$1,720,816	$1,210,653	$1,376,253	$1,541,853
681	Columbus - Dublin	$166,205	$177,361	$188,518	$1,075,842	$1,187,113	$1,298,385	$1,086,889	$1,208,575	$1,330,260	$1,069,806	$1,211,705	$1,353,605	$1,106,555	$1,251,160	$1,395,764	$901,881	$1,052,955	$1,204,030
696	Red Bank - Middletown	$271,837	$284,777	$297,716	$1,608,430	$1,821,987	$2,035,543	$1,588,283	$1,831,047	$2,073,810	$1,675,156	$1,912,127	$2,149,099	$1,725,155	$1,969,321	$2,213,487	$1,498,086	$1,722,473	$1,946,860
699	Columbia - Columbia 100 Parkway	$159,241	$169,857	$180,472	$1,148,833	$1,290,637	$1,432,442	$1,144,930	$1,303,778	$1,462,626	$1,172,043	$1,338,068	$1,504,093	$1,199,764	$1,373,250	$1,546,735	$1,051,789	$1,217,961	$1,384,133
700	St. Louis - Westport	$248,637	$259,554	$270,471	$1,511,361	$1,650,155	$1,788,950	$1,520,806	$1,675,730	$1,830,653	$1,465,697	$1,658,846	$1,851,995	$1,499,896	$1,702,097	$1,904,298	$1,258,589	$1,453,555	$1,648,521
701	Springfield - South	$198,622	$204,555	$210,488	$1,120,123	$1,224,745	$1,329,367	$1,127,648	$1,244,102	$1,360,555	$1,165,034	$1,283,796	$1,402,557	$1,203,459	$1,324,625	$1,445,792	$1,031,019	$1,141,705	$1,252,390
731	Madison - West	$180,350	$189,969	$199,589	$1,287,572	$1,421,389	$1,555,205	$1,291,971	$1,441,211	$1,590,452	$1,333,185	$1,486,085	$1,638,984	$1,375,539	$1,532,239	$1,688,940	$1,108,094	$1,291,556	$1,475,018
733	Minneapolis - Bloomington	$198,760	$207,616	$216,471	$1,458,878	$1,574,475	$1,690,072	$1,365,466	$1,530,257	$1,695,048	$1,460,501	$1,612,212	$1,763,923	$1,506,943	$1,662,329	$1,817,716	$1,225,835	$1,407,583	$1,589,332
734	Minneapolis - Eden Prairie	$147,342	$161,189	$175,037	$1,066,245	$1,202,321	$1,338,397	$1,081,298	$1,227,101	$1,372,905	$1,078,224	$1,240,239	$1,402,254	$1,104,973	$1,273,715	$1,442,456	$1,011,799	$1,154,721	$1,297,643
737	Minneapolis - Maple Grove	$182,496	$191,108	$199,719	$1,336,717	$1,475,054	$1,613,391	$1,339,171	$1,494,207	$1,649,243	$1,381,164	$1,540,245	$1,699,326	$1,424,307	$1,587,591	$1,750,876	$1,163,741	$1,352,518	$1,541,295
745	Minneapolis - Airport - Eagan	$184,031	$192,867	$201,703	$1,191,153	$1,323,309	$1,455,466	$1,187,187	$1,336,542	$1,485,897	$1,215,201	$1,371,571	$1,527,940	$1,243,843	$1,407,508	$1,571,173	$1,058,712	$1,220,078	$1,381,445
752	Rockford - East	$171,830	$180,710	$189,589	$1,200,298	$1,345,447	$1,490,597	$1,190,741	$1,355,434	$1,520,126	$1,217,980	$1,390,441	$1,562,902	$1,245,815	$1,426,351	$1,606,888	$1,067,480	$1,248,643	$1,429,805
763	Long Island - Melville	$571,535	$600,960	$630,385	$3,188,169	$3,706,807	$4,225,446	$3,112,133	$3,703,558	$4,294,982	$3,187,901	$3,802,934	$4,417,966	$3,269,984	$3,907,985	$4,545,987	$2,780,162	$3,378,311	$3,976,460
765	Rochester - Greece	$202,023	$215,004	$227,985	$1,281,958	$1,445,228	$1,608,497	$1,287,549	$1,466,672	$1,645,796	$1,330,373	$1,513,471	$1,696,569	$1,374,393	$1,561,614	$1,748,835	$1,115,849	$1,315,497	$1,515,144
767	Washington, D.C. - Landover	$265,405	$277,034	$288,664	$1,646,746	$1,844,780	$2,042,815	$1,834,568	$2,104,647	$2,374,726	$1,874,369	$2,157,629	$2,440,889	$1,915,007	$2,211,962	$2,508,918	$1,617,716	$1,914,182	$2,210,648
768	Washington, D.C. - Alexandria - Landmark	$220,983	$232,541	$244,100	$1,506,253	$1,683,418	$1,860,582	$1,693,907	$1,951,343	$2,208,778	$1,730,845	$2,000,630	$2,270,415	$1,768,561	$2,051,176	$2,333,791	$1,512,079	$1,797,680	$2,083,280
780	Detroit - Farmington Hills	$213,119	$219,284	$225,449	$1,291,499	$1,416,552	$1,541,604	$1,285,260	$1,429,059	$1,572,857	$1,315,117	$1,466,130	$1,617,143	$1,345,637	$1,504,158	$1,662,679	$1,142,816	$1,297,655	$1,452,494
785	Milwaukee - Waukesha	$229,630	$238,017	$246,405	$1,415,327	$1,562,602	$1,709,878	$1,418,569	$1,583,335	$1,748,101	$1,463,632	$1,632,506	$1,801,380	$1,509,930	$1,683,074	$1,856,218	$1,231,215	$1,419,099	$1,606,984
788	Atlanta - Gwinnett Place	$205,163	$210,465	$215,766	$1,254,930	$1,372,283	$1,489,637	$1,248,844	$1,384,296	$1,519,748	$1,277,819	$1,420,165	$1,562,511	$1,307,438	$1,456,959	$1,606,481	$1,104,905	$1,254,071	$1,403,238

Site	Name	2018			2019			2020			2021			2022			2023
789	Tampa - North - USF/Attractions	$277,654	$286,170	$294,687	$1,546,258	$1,726,096	$1,905,934	$1,526,858	$1,734,020	$1,941,182	$1,560,515	$1,777,941	$1,995,368	$1,594,888	$1,822,985	$2,051,082	$1,327,890	$1,550,612	$1,773,335
802	Seattle - Kent	$266,854	$278,482	$290,109	$1,867,145	$2,092,501	$2,317,857	$1,845,786	$2,103,694	$2,361,602	$1,886,892	$2,157,293	$2,427,694	$1,928,879	$2,212,265	$2,495,652	$1,651,057	$1,938,243	$2,225,428
805	Tacoma - Fife	$247,569	$252,920	$258,271	$1,690,259	$1,855,037	$2,019,814	$1,856,396	$2,084,287	$2,312,178	$1,908,364	$2,144,333	$2,380,302	$1,961,679	$2,206,039	$2,450,399	$1,748,076	$1,978,527	$2,208,978
806	Seattle - Tukwila	$214,628	$226,474	$238,320	$1,467,084	$1,645,250	$1,823,416	$1,625,161	$1,861,405	$2,097,649	$1,661,590	$1,909,030	$2,156,470	$1,698,803	$1,957,878	$2,216,953	$1,451,736	$1,711,589	$1,971,443
810	Seattle - Lynnwood	$275,029	$285,627	$296,225	$1,785,201	$1,989,869	$2,194,538	$1,767,910	$2,002,334	$2,236,758	$1,807,738	$2,053,598	$2,299,458	$1,848,429	$2,106,179	$2,363,928	$1,570,252	$1,828,380	$2,086,508
815	Seattle - Everett - North	$207,576	$216,213	$224,849	$1,442,974	$1,570,645	$1,698,317	$1,497,180	$1,701,172	$1,905,165	$1,530,525	$1,744,494	$1,958,463	$1,564,587	$1,788,926	$2,013,265	$1,333,255	$1,559,638	$1,786,022
824	Seattle - Bellevue - Downtown	$354,909	$374,075	$393,241	$3,216,158	$3,651,361	$4,086,565	$3,424,636	$3,934,254	$4,443,873	$3,514,923	$4,043,980	$4,573,038	$3,607,490	$4,156,713	$4,705,936	$3,209,822	$3,743,301	$4,276,779
828	Boise - Airport	$171,186	$180,905	$190,624	$1,311,321	$1,469,408	$1,627,494	$1,301,651	$1,480,816	$1,659,982	$1,331,555	$1,519,144	$1,706,733	$1,362,116	$1,558,461	$1,754,806	$1,180,938	$1,379,770	$1,578,601
831	Tacoma - South	$319,553	$329,550	$339,547	$1,978,472	$2,202,324	$2,426,175	$1,962,905	$2,218,446	$2,473,986	$2,018,074	$2,282,520	$2,546,966	$2,074,679	$2,348,371	$2,622,063	$1,702,547	$1,994,168	$2,285,789
854	Los Angeles - Valencia	$404,026	$420,168	$436,310	$2,163,144	$2,435,128	$2,707,112	$2,141,548	$2,450,521	$2,759,495	$2,200,687	$2,520,632	$2,840,577	$2,261,363	$2,592,688	$2,924,013	$1,778,705	$2,128,631	$2,478,557
860	Las Vegas - Valley View	$342,658	$351,905	$361,153	$2,374,246	$2,628,444	$2,882,641	$2,345,846	$2,640,879	$2,935,912	$2,397,626	$2,707,709	$3,017,791	$2,450,513	$2,776,245	$3,101,977	$2,094,989	$2,430,374	$2,765,759
869	Fort Lauderdale-Cypress Creek-Andrews Ave	$406,669	$421,940	$437,210	$2,077,248	$2,333,273	$2,589,298	$2,054,912	$2,346,836	$2,638,760	$2,100,962	$2,406,842	$2,712,723	$2,148,003	$2,468,389	$2,788,775	$1,767,861	$2,071,203	$2,374,545
884	Jacksonville - Butler Blvd.	$251,505	$260,857	$270,208	$1,520,093	$1,700,182	$1,880,270	$1,503,029	$1,709,409	$1,915,789	$1,536,532	$1,752,966	$1,969,400	$1,570,754	$1,797,639	$2,024,524	$1,369,652	$1,578,057	$1,786,461
898	San Jose - Milpitas	$615,108	$632,986	$650,864	$3,495,036	$3,949,818	$4,404,600	$3,719,165	$4,330,735	$4,942,306	$3,793,514	$4,435,840	$5,078,166	$3,869,315	$4,543,579	$5,217,843	$3,192,656	$3,857,435	$4,522,214
901	Denver - Lakewood South	$368,909	$375,438	$381,968	$2,024,779	$2,260,199	$2,495,619	$1,990,118	$2,264,402	$2,538,686	$2,032,388	$2,320,712	$2,609,035	$2,162,744	$2,436,590	$2,710,435	$1,841,634	$2,102,234	$2,362,833
903	Sacramento - White Rock Rd.	$411,374	$422,674	$433,974	$2,102,688	$2,342,735	$2,582,782	$2,076,682	$2,353,626	$2,630,571	$2,122,488	$2,413,239	$2,703,989	$2,169,271	$2,474,375	$2,779,479	$1,784,314	$2,076,518	$2,368,722
911	Los Angeles - Ontario Airport	$463,527	$471,877	$480,228	$2,484,083	$2,701,204	$2,918,326	$2,472,049	$2,724,536	$2,977,023	$2,366,806	$2,686,669	$3,006,532	$2,418,647	$2,754,494	$3,090,341	$1,991,606	$2,315,263	$2,638,920
916	Los Angeles - Arcadia	$414,644	$432,403	$450,163	$2,253,875	$2,535,146	$2,816,416	$2,237,096	$2,554,937	$2,872,777	$2,300,791	$2,629,306	$2,957,821	$2,366,164	$2,705,751	$3,045,339	$1,866,962	$2,225,982	$2,585,003
919	Bakersfield - California Avenue	$195,166	$204,326	$213,486	$1,366,155	$1,474,883	$1,583,612	$1,286,718	$1,438,849	$1,590,980	$1,317,514	$1,476,811	$1,636,108	$1,403,914	$1,552,365	$1,700,816	$1,151,623	$1,316,628	$1,481,633
931	Livermore - Airway Blvd.	$440,641	$451,470	$462,298	$2,437,486	$2,727,249	$3,017,011	$2,660,538	$3,052,730	$3,444,922	$2,715,643	$3,127,838	$3,540,032	$2,771,864	$3,204,840	$3,637,817	$2,301,224	$2,730,677	$3,160,131
932	Los Angeles - Long Beach	$541,524	$567,138	$592,752	$2,897,042	$3,330,156	$3,763,270	$2,854,149	$3,343,525	$3,832,900	$2,930,436	$3,437,605	$3,944,775	$3,008,660	$3,534,274	$4,059,888	$2,413,417	$2,944,349	$3,475,281
936	Sacramento - Northgate	$330,940	$339,541	$348,142	$1,790,920	$1,975,216	$2,159,512	$1,776,072	$1,988,756	$2,201,439	$1,816,353	$2,039,751	$2,263,148	$1,857,512	$2,092,056	$2,326,599	$1,543,050	$1,770,171	$1,997,293

Site	Name	2018			2019			2020			2021			2022			2023
939	Sacramento - Arden Way	$406,951	$414,724	$422,497	$2,217,150	$2,438,321	$2,659,492	$2,193,438	$2,451,319	$2,709,201	$2,242,214	$2,513,507	$2,784,801	$2,292,040	$2,577,286	$2,862,532	$1,903,959	$2,183,776	$2,463,593
942	Phoenix - Scottsdale	$323,402	$333,262	$343,121	$1,519,571	$1,698,286	$1,877,000	$1,502,666	$1,707,573	$1,912,480	$1,536,177	$1,751,088	$1,965,998	$1,570,408	$1,795,717	$2,021,026	$1,275,469	$1,485,154	$1,694,839
951	San Diego - Oceanside	$317,025	$329,031	$341,037	$1,918,381	$2,154,977	$2,391,574	$1,893,237	$2,164,496	$2,435,756	$1,946,472	$2,227,057	$2,507,641	$1,974,560	$2,273,664	$2,572,768	$1,659,694	$1,956,048	$2,252,401
974	Los Angeles - San Dimas	$360,322	$373,605	$386,887	$1,908,601	$2,134,125	$2,359,650	$1,899,645	$2,154,007	$2,408,368	$1,954,815	$2,217,414	$2,480,013	$2,011,458	$2,282,602	$2,553,746	$1,608,176	$1,887,361	$2,166,545
976	Santa Rosa - South	$412,548	$420,618	$428,689	$2,352,409	$2,596,208	$2,840,007	$2,679,562	$3,037,180	$3,394,798	$2,736,666	$3,112,774	$3,488,882	$2,794,957	$3,190,285	$3,585,612	$2,344,602	$2,742,518	$3,140,433
977	Tucson - Grant Road	$274,155	$284,750	$295,345	$1,515,187	$1,698,534	$1,881,880	$1,499,537	$1,708,753	$1,917,968	$1,533,225	$1,752,483	$1,971,741	$1,567,640	$1,797,337	$2,027,033	$1,305,009	$1,526,593	$1,748,178
981	Santa Barbara - Calle Real	$426,555	$445,885	$465,216	$2,853,976	$3,231,607	$3,609,238	$2,980,136	$3,507,193	$4,034,250	$3,039,854	$3,592,618	$4,145,382	$3,100,737	$3,680,188	$4,259,639	$2,605,553	$3,185,506	$3,765,460
1015	Hartford - Farmington	$249,658	$263,958	$278,258	$1,482,988	$1,677,994	$1,873,000	$1,480,628	$1,697,101	$1,913,573	$1,525,558	$1,748,354	$1,971,150	$1,571,712	$1,801,063	$2,030,414	$1,361,887	$1,570,726	$1,779,565
1020	Boston - Westborough	$190,303	$196,663	$203,022	$1,257,186	$1,376,129	$1,495,072	$1,254,072	$1,390,193	$1,526,315	$1,283,691	$1,426,563	$1,569,436	$1,313,974	$1,463,876	$1,613,777	$1,121,272	$1,272,134	$1,422,996
1023	Boston - Westborough	$226,860	$232,666	$238,472	$1,392,786	$1,514,100	$1,635,414	$1,389,542	$1,529,505	$1,669,467	$1,474,095	$1,603,968	$1,733,840	$1,520,035	$1,653,231	$1,786,427	$1,231,571	$1,385,723	$1,539,875
1028	Boston - Tewksbury	$204,519	$214,106	$223,693	$1,588,328	$1,730,059	$1,871,790	$1,592,233	$1,752,797	$1,913,362	$1,534,218	$1,734,860	$1,935,502	$1,569,609	$1,779,815	$1,990,022	$1,408,598	$1,604,332	$1,800,066
1029	Boston - Braintree	$384,837	$398,513	$412,188	$2,424,279	$2,695,239	$2,966,199	$2,400,717	$2,711,902	$3,023,088	$2,351,437	$2,712,392	$3,073,347	$2,401,763	$2,780,285	$3,158,808	$2,019,512	$2,396,261	$2,773,009
1087	Boston - Nashua	$193,633	$201,516	$209,400	$1,433,033	$1,575,857	$1,718,680	$1,435,883	$1,596,372	$1,756,860	$1,434,473	$1,614,605	$1,794,737	$1,467,519	$1,656,384	$1,845,250	$1,292,631	$1,476,170	$1,659,708
1091	Portland - Scarborough	$145,046	$150,905	$156,764	$1,484,016	$1,601,799	$1,719,581	$1,385,438	$1,554,454	$1,723,469	$1,416,758	$1,594,259	$1,771,759	$1,448,760	$1,635,085	$1,821,411	$1,276,698	$1,477,613	$1,678,529
1113	Providence - Airport - Warwick	$224,615	$237,648	$250,681	$1,646,263	$1,872,248	$2,098,233	$1,622,897	$1,879,913	$2,136,929	$1,668,264	$1,934,097	$2,199,930	$1,716,651	$1,991,013	$2,265,375	$1,559,547	$1,809,769	$2,059,991
1114	Providence - Airport - West Warwick	$237,573	$250,640	$263,707	$1,524,278	$1,727,984	$1,931,689	$1,517,689	$1,744,945	$1,972,201	$1,563,185	$1,797,270	$2,031,355	$1,609,903	$1,851,070	$2,092,237	$1,423,897	$1,643,448	$1,862,998
1116	Hartford - Manchester	$238,041	$251,596	$265,151	$1,461,240	$1,654,365	$1,847,491	$1,459,526	$1,673,629	$1,887,731	$1,473,279	$1,703,816	$1,934,353	$1,506,765	$1,747,788	$1,988,812	$1,271,117	$1,505,289	$1,739,462
1122	Hartford - Meriden	$200,607	$212,520	$224,434	$1,305,657	$1,468,835	$1,632,013	$1,307,254	$1,487,852	$1,668,449	$1,349,489	$1,534,499	$1,719,509	$1,392,900	$1,582,485	$1,772,069	$1,242,170	$1,410,284	$1,578,398
1137	Providence - East Providence	$259,989	$275,508	$291,027	$1,764,169	$2,019,291	$2,274,412	$1,736,995	$2,026,470	$2,315,945	$1,774,796	$2,077,725	$2,380,654	$1,813,390	$2,130,290	$2,447,190	$1,544,992	$1,860,542	$2,176,092
1140	Boston - Norton	$207,211	$212,749	$218,287	$1,509,154	$1,654,300	$1,799,446	$1,498,422	$1,666,591	$1,834,761	$1,563,767	$1,730,184	$1,896,601	$1,610,930	$1,782,256	$1,953,582	$1,349,290	$1,542,587	$1,735,884
1501	Atlanta - Alpharetta - Rock Mill Rd.	$228,528	$234,476	$240,424	$1,322,910	$1,450,494	$1,578,079	$1,314,069	$1,461,657	$1,609,245	$1,344,172	$1,499,294	$1,654,416	$1,374,937	$1,537,899	$1,700,861	$1,171,952	$1,326,010	$1,480,067
1502	Atlanta - Morrow	$257,620	$266,467	$275,314	$1,481,056	$1,643,466	$1,805,876	$1,468,056	$1,654,482	$1,840,908	$1,501,304	$1,696,921	$1,892,538	$1,535,275	$1,740,450	$1,945,624	$1,284,558	$1,485,006	$1,685,454

Site	Name	2018			2019			2020			2021			2022			2023
1550	Atlanta - Kennesaw	$254,752	$260,206	$265,659	$1,539,965	$1,697,858	$1,855,752	$1,520,702	$1,705,153	$1,889,604	$1,554,070	$1,748,139	$1,942,208	$1,588,148	$1,792,220	$1,996,293	$1,368,420	$1,562,974	$1,757,528
1559	Jacksonville - Riverwalk	$354,494	$359,012	$363,530	$1,725,987	$1,933,737	$2,141,487	$1,699,938	$1,939,863	$2,179,789	$1,736,705	$1,988,572	$2,240,439	$1,810,231	$2,062,512	$2,314,793	$1,504,189	$1,741,932	$1,979,676
1561	Fort Lauderdale - Convention Center - Marina	$627,331	$642,177	$657,023	$2,965,191	$3,391,185	$3,817,180	$2,908,637	$3,395,914	$3,883,192	$2,970,034	$3,480,551	$3,991,067	$3,083,912	$3,601,485	$4,119,058	$2,539,678	$3,025,402	$3,511,126
1563	Fort Lauderdale - Cypress Creek - NW 6th Way	$290,093	$301,225	$312,358	$1,672,119	$1,835,098	$1,998,077	$1,666,905	$1,853,233	$2,039,560	$1,596,053	$1,828,257	$2,060,461	$1,631,669	$1,874,928	$2,118,186	$1,354,992	$1,589,086	$1,823,180
1564	Daytona Beach - International Speedway	$232,498	$239,901	$247,305	$1,273,013	$1,398,027	$1,523,041	$1,269,439	$1,412,125	$1,554,811	$1,308,511	$1,455,148	$1,601,785	$1,348,900	$1,499,558	$1,650,216	$1,143,106	$1,281,946	$1,420,785
1565	Jacksonville - Butler Blvd.	$177,925	$185,955	$193,986	$1,080,371	$1,200,981	$1,321,590	$1,083,938	$1,217,781	$1,351,623	$1,117,942	$1,255,305	$1,392,668	$1,152,887	$1,293,902	$1,434,917	$1,006,762	$1,134,180	$1,261,599
1567	Melbourne - Airport	$326,863	$335,232	$343,600	$1,677,280	$1,880,150	$2,083,019	$1,649,003	$1,884,157	$2,119,312	$1,684,164	$1,931,142	$2,178,121	$1,720,053	$1,979,320	$2,238,586	$1,412,989	$1,663,579	$1,914,170
1568	West Palm Beach - Northpoint Corporate Park	$323,540	$335,055	$346,570	$1,738,293	$1,962,576	$2,186,859	$1,711,937	$1,969,117	$2,226,296	$1,749,058	$2,018,699	$2,288,340	$1,786,957	$2,069,545	$2,352,132	$1,479,296	$1,752,412	$2,025,528
1569	Tampa - Airport - Memorial Hwy	$228,025	$233,927	$239,830	$1,408,997	$1,529,465	$1,649,933	$1,408,575	$1,546,888	$1,685,200	$1,450,489	$1,593,065	$1,735,641	$1,409,208	$1,584,327	$1,759,446	$1,185,480	$1,359,563	$1,533,647
1570	Durham-Research Triangle Park-Miami Blvd No	$139,157	$143,580	$148,003	$879,054	$945,226	$1,011,399	$886,447	$960,931	$1,035,415	$917,621	$992,813	$1,068,004	$949,692	$1,025,625	$1,101,558	$840,071	$905,418	$970,766
1571	Charlotte - Pineville - Pineville Matthews Rd	$249,895	$254,531	$259,168	$1,413,851	$1,535,902	$1,657,953	$1,407,337	$1,549,359	$1,691,382	$1,439,970	$1,589,449	$1,738,928	$1,473,328	$1,630,572	$1,787,816	$1,233,037	$1,387,888	$1,542,738
1576	Raleigh - Cary - Regency Parkway	$221,545	$224,079	$226,613	$1,125,366	$1,212,405	$1,299,444	$1,132,037	$1,230,717	$1,329,397	$1,167,775	$1,268,823	$1,369,871	$1,204,497	$1,308,014	$1,411,530	$999,909	$1,098,224	$1,196,539
1577	Orlando - Universal Studios	$310,930	$316,914	$322,898	$1,380,170	$1,528,982	$1,677,795	$1,586,117	$1,770,576	$1,955,035	$1,632,081	$1,822,613	$2,013,146	$1,679,271	$1,876,110	$2,072,950	$1,350,116	$1,539,575	$1,729,033
1591	Jacksonville - Camp Lejeune	$176,146	$183,444	$190,742	$1,003,987	$1,107,888	$1,211,789	$1,005,326	$1,121,938	$1,238,549	$1,029,819	$1,151,817	$1,273,816	$1,054,548	$1,182,262	$1,309,976	$885,091	$1,007,140	$1,129,189
1594	Greensboro - Airport	$199,408	$205,160	$210,912	$1,155,984	$1,263,038	$1,370,092	$1,151,455	$1,274,790	$1,398,125	$1,178,347	$1,307,933	$1,437,519	$1,205,839	$1,341,932	$1,478,025	$1,011,519	$1,144,802	$1,278,085
1595	Atlanta - Perimeter	$215,462	$222,534	$229,607	$1,441,008	$1,554,045	$1,667,083	$1,352,051	$1,512,542	$1,673,033	$1,382,955	$1,551,480	$1,720,005	$1,414,537	$1,591,420	$1,768,302	$1,198,045	$1,375,085	$1,552,125
1596	Fayetteville - Cross Creek Mall	$224,406	$231,353	$238,300	$1,402,311	$1,561,324	$1,720,337	$1,385,117	$1,568,655	$1,752,193	$1,415,687	$1,608,392	$1,801,098	$1,446,909	$1,649,145	$1,851,381	$1,222,586	$1,425,363	$1,628,140
1599	Richmond - I-64 - West Broad Street	$187,118	$192,413	$197,707	$1,167,054	$1,277,399	$1,387,745	$1,162,027	$1,289,029	$1,416,031	$1,189,106	$1,322,512	$1,455,917	$1,216,787	$1,356,859	$1,496,931	$1,059,845	$1,190,156	$1,320,467
1600	Miami - Airport at Doral	$497,822	$516,485	$535,148	$2,443,544	$2,781,693	$3,119,843	$2,400,722	$2,787,725	$3,174,728	$2,451,955	$2,857,498	$3,263,041	$2,504,247	$2,929,045	$3,353,843	$2,042,640	$2,445,087	$2,847,534
1613	Orlando - Universal Studios	$457,079	$470,586	$484,094	$1,851,844	$2,079,211	$2,306,578	$2,110,873	$2,402,410	$2,693,947	$2,169,835	$2,471,573	$2,773,311	$2,230,325	$2,542,650	$2,854,975	$1,726,935	$2,027,216	$2,327,497
1618	Orlando - Maitland - Pembrook Dr.	$331,576	$333,552	$335,527	$1,549,861	$1,694,109	$1,838,356	$1,546,580	$1,711,747	$1,876,915	$1,592,498	$1,762,780	$1,933,062	$1,639,642	$1,815,243	$1,990,844	$1,336,201	$1,504,194	$1,672,186
1619	Orlando - Lake Mary	$306,846	$314,368	$321,889	$1,650,695	$1,819,468	$1,988,241	$1,641,937	$1,835,200	$2,028,462	$1,689,103	$1,888,861	$2,088,619	$1,737,511	$1,944,017	$2,150,522	$1,460,449	$1,655,587	$1,850,725

Site	Name	2018			2019			2020			2021			2022			2023
1620	Washington, D.C. - Fairfax - Fair Oaks	$169,023	$176,815	$184,607	$1,239,005	$1,368,263	$1,497,520	$1,293,723	$1,449,911	$1,606,099	$1,334,974	$1,495,035	$1,655,095	$1,377,362	$1,541,445	$1,705,527	$1,162,920	$1,339,857	$1,516,795
1623	Fort Lauderdale - Plantation	$459,809	$477,892	$495,975	$2,307,461	$2,620,603	$2,933,746	$2,271,759	$2,629,271	$2,986,783	$2,321,013	$2,695,550	$3,070,087	$2,371,299	$2,763,520	$3,155,741	$1,942,588	$2,314,547	$2,686,507
1632	Orlando - Maitland - Pembrook Dr.	$313,000	$320,000	$327,001	$1,365,981	$1,507,370	$1,648,759	$1,360,253	$1,521,453	$1,682,653	$1,400,485	$1,566,713	$1,732,941	$1,441,794	$1,613,244	$1,784,694	$1,136,463	$1,300,185	$1,463,907
1639	Orlando - Convention Center - Westwood Blvd.	$374,047	$377,632	$381,216	$1,645,496	$1,802,258	$1,959,019	$1,887,191	$2,084,919	$2,282,646	$1,943,746	$2,147,425	$2,351,105	$2,001,832	$2,211,698	$2,421,563	$1,610,643	$1,813,653	$2,016,663
1664	Columbus - Bradley Park	$105,087	$111,534	$117,981	$744,681	$815,597	$886,513	$751,068	$829,429	$907,790	$770,218	$852,057	$933,896	$789,818	$875,281	$960,745	$681,508	$765,454	$849,401
1740	Miami - Coral Gables	$517,024	$536,083	$555,141	$2,379,330	$2,731,369	$3,083,409	$2,328,255	$2,731,674	$3,135,093	$2,376,492	$2,799,217	$3,221,942	$2,425,699	$2,868,469	$3,311,238	$1,954,248	$2,369,823	$2,785,399
1760	Miami - Brickell - Port of Miami	$583,176	$602,851	$622,526	$2,706,502	$3,094,886	$3,483,271	$2,648,305	$3,094,805	$3,541,305	$2,703,063	$3,171,188	$3,639,314	$2,758,921	$3,249,502	$3,740,082	$2,225,854	$2,688,268	$3,150,681
1762	Miami - Airport - Doral	$492,007	$507,169	$522,332	$2,438,739	$2,742,938	$3,047,137	$2,401,821	$2,751,839	$3,101,857	$2,453,831	$2,821,031	$3,188,232	$2,506,932	$2,891,986	$3,277,040	$2,050,037	$2,416,310	$2,782,582
1796	Savannah - Midtown	$303,817	$310,508	$317,199	$1,421,989	$1,617,328	$1,812,668	$1,400,765	$1,623,259	$1,845,754	$1,431,288	$1,664,290	$1,897,293	$1,462,452	$1,706,370	$1,950,287	$1,195,501	$1,425,185	$1,654,868
1805	Tampa - Airport - Spruce Street	$323,488	$332,882	$342,277	$1,794,856	$2,010,741	$2,226,626	$1,767,291	$2,016,789	$2,266,288	$1,805,431	$2,067,374	$2,329,317	$1,844,369	$2,119,246	$2,394,122	$1,533,120	$1,802,541	$2,071,963
1813	Washington, D.C. - Springfield	$294,207	$309,986	$325,766	$1,796,499	$2,046,339	$2,296,180	$2,006,151	$2,338,224	$2,670,298	$2,049,017	$2,396,826	$2,744,634	$2,092,769	$2,456,918	$2,821,067	$1,764,451	$2,124,711	$2,484,972
1821	Washington, D.C. - Herndon - Dulles	$195,661	$205,363	$215,066	$1,223,979	$1,363,422	$1,502,866	$1,283,561	$1,453,933	$1,624,306	$1,313,380	$1,491,760	$1,670,139	$1,343,860	$1,530,565	$1,717,270	$1,165,247	$1,340,199	$1,515,151
1828	Lynchburg - University Blvd.	$266,399	$274,636	$282,872	$1,404,759	$1,563,391	$1,722,023	$1,398,858	$1,578,264	$1,757,670	$1,440,394	$1,625,326	$1,810,257	$1,483,034	$1,673,704	$1,864,373	$1,243,751	$1,422,240	$1,600,730
1831	Hampton - Coliseum	$146,357	$151,729	$157,100	$1,171,262	$1,286,350	$1,401,438	$1,165,449	$1,297,640	$1,429,831	$1,192,509	$1,331,300	$1,470,092	$1,220,169	$1,365,830	$1,511,490	$1,060,386	$1,213,096	$1,365,805
1846	Washington, D.C. - Centreville - Manassas	$211,718	$218,161	$224,603	$1,260,805	$1,372,856	$1,484,907	$1,369,870	$1,517,553	$1,665,236	$1,402,044	$1,557,132	$1,712,219	$1,434,939	$1,597,734	$1,760,530	$1,246,994	$1,395,247	$1,543,499
2503	Baltimore - Timonium	$206,450	$216,522	$226,594	$1,352,253	$1,498,312	$1,644,371	$1,353,052	$1,516,749	$1,680,446	$1,324,783	$1,516,344	$1,707,906	$1,354,924	$1,555,433	$1,755,942	$1,172,034	$1,361,618	$1,551,201
2504	Washington, D.C. - Germantown	$215,664	$223,533	$231,403	$1,365,587	$1,509,324	$1,653,060	$1,357,773	$1,522,082	$1,686,391	$1,389,194	$1,561,536	$1,733,879	$1,421,310	$1,602,009	$1,782,709	$1,247,370	$1,413,223	$1,579,076
2506	Philadelphia - Exton	$269,725	$277,936	$286,147	$1,378,300	$1,533,232	$1,688,163	$1,364,911	$1,542,737	$1,720,562	$1,395,630	$1,582,200	$1,768,769	$1,427,014	$1,622,676	$1,818,337	$1,175,025	$1,361,076	$1,547,126
2509	Meadowlands - Rutherford	$254,274	$272,976	$291,677	$1,804,308	$2,019,174	$2,234,040	$1,676,451	$1,958,425	$2,240,399	$1,714,424	$2,008,964	$2,303,504	$1,753,217	$2,060,806	$2,368,396	$1,533,611	$1,821,225	$2,108,838
2511	Pittsburgh - Monroeville	$167,585	$177,166	$186,747	$1,156,520	$1,286,362	$1,416,204	$1,155,318	$1,301,021	$1,446,725	$1,183,044	$1,335,430	$1,487,815	$1,211,398	$1,370,735	$1,530,071	$1,075,613	$1,221,239	$1,366,865
2516	Ramsey - Upper Saddle River	$266,235	$288,505	$310,776	$1,460,703	$1,714,259	$1,967,815	$1,455,339	$1,732,897	$2,010,454	$1,466,179	$1,763,003	$2,059,828	$1,499,258	$1,808,622	$2,117,987	$1,244,948	$1,534,659	$1,824,369
2522	Philadelphia - Mt. Laurel	$149,024	$156,487	$163,950	$991,043	$1,098,161	$1,205,280	$989,595	$1,110,320	$1,231,046	$1,013,242	$1,139,602	$1,265,963	$1,037,422	$1,169,646	$1,301,870	$886,248	$1,016,966	$1,147,684
2525	Pittsburgh - Airport	$174,349	$185,286	$196,223	$1,099,753	$1,237,318	$1,374,882	$1,096,880	$1,250,527	$1,404,174	$1,123,017	$1,283,529	$1,444,042	$1,149,741	$1,317,391	$1,485,041	$992,888	$1,149,298	$1,305,707

Site	Name	2018			2019			2020			2021			2022			2023
2526	Philadelphia - Airport	$248,126	$254,749	$261,372	$1,560,104	$1,714,631	$1,869,158	$1,548,599	$1,727,198	$1,905,796	$1,687,509	$1,840,649	$1,993,788	$1,620,016	$1,817,122	$2,014,228	$1,372,290	$1,570,526	$1,768,761
2528	Washington, D.C. - Gaithersburg - North	$230,040	$236,184	$242,328	$1,227,563	$1,335,779	$1,443,995	$1,275,707	$1,409,864	$1,544,022	$1,305,805	$1,446,712	$1,587,619	$1,344,657	$1,489,898	$1,635,140	$1,131,307	$1,265,612	$1,399,918
2529	Washington, D.C. - Gaithersburg - South	$203,151	$207,981	$212,811	$1,235,122	$1,340,055	$1,444,989	$1,233,090	$1,354,200	$1,475,310	$1,262,297	$1,389,636	$1,516,974	$1,298,226	$1,430,031	$1,561,836	$1,134,296	$1,253,579	$1,372,862
2530	Frederick - Westview Dr.	$208,719	$213,900	$219,081	$1,291,574	$1,415,747	$1,539,920	$1,330,281	$1,483,926	$1,637,571	$1,360,400	$1,521,917	$1,683,435	$1,391,176	$1,560,884	$1,730,592	$1,217,443	$1,373,938	$1,530,434
2546	White Plains - Elmsford	$389,659	$429,741	$469,823	$2,494,377	$2,942,737	$3,391,097	$2,479,170	$2,970,994	$3,462,818	$2,468,954	$3,003,729	$3,538,505	$2,523,962	$3,081,134	$3,638,306	$2,132,820	$2,665,288	$3,197,756
2549	Lexington Park - Pax River	$133,011	$137,018	$141,026	$1,106,321	$1,196,102	$1,285,883	$1,095,387	$1,202,569	$1,309,752	$1,123,423	$1,235,430	$1,347,436	$1,152,130	$1,269,162	$1,386,193	$1,013,975	$1,136,046	$1,258,117
2565	Allentown - Bethlehem	$336,731	$344,553	$352,375	$1,717,137	$1,888,693	$2,060,248	$1,712,816	$1,908,130	$2,103,443	$1,662,161	$1,897,347	$2,132,533	$1,699,264	$1,945,760	$2,192,256	$1,394,845	$1,628,012	$1,861,179
2649	Secaucus - Meadowlands	$462,174	$483,261	$504,348	$2,320,174	$2,671,841	$3,023,509	$2,290,042	$2,685,505	$3,080,968	$2,340,971	$2,754,222	$3,167,474	$2,392,985	$2,824,705	$3,256,426	$1,971,756	$2,377,727	$2,783,697
2653	Elizabeth - Newark Airport	$533,855	$565,181	$596,508	$2,753,940	$3,204,617	$3,655,294	$2,703,962	$3,212,358	$3,720,755	$2,888,372	$3,377,590	$3,866,807	$2,969,673	$3,475,351	$3,981,028	$2,484,974	$2,954,475	$3,423,975
2655	Somerset - Franklin	$285,404	$296,882	$308,361	$1,673,400	$1,876,216	$2,079,033	$1,655,770	$1,887,282	$2,118,793	$1,692,912	$1,935,545	$2,178,179	$1,730,853	$1,985,048	$2,239,243	$1,493,523	$1,728,168	$1,962,814
2667	Philadelphia - Horsham	$236,991	$248,852	$260,714	$1,261,213	$1,416,043	$1,570,873	$1,264,063	$1,435,200	$1,606,337	$1,285,818	$1,467,478	$1,649,138	$1,316,096	$1,505,972	$1,695,847	$1,092,642	$1,270,529	$1,448,417
2675	Philadelphia - Plymouth Meeting	$264,073	$276,550	$289,027	$1,774,487	$1,985,109	$2,195,731	$1,771,323	$2,007,063	$2,242,804	$1,800,187	$2,051,092	$2,301,996	$1,841,237	$2,103,987	$2,366,737	$1,571,047	$1,833,647	$2,096,247
2676	Princeton - West Windsor	$193,916	$202,528	$211,140	$1,308,125	$1,434,604	$1,561,082	$1,316,017	$1,456,740	$1,597,464	$1,309,199	$1,469,577	$1,629,955	$1,340,153	$1,508,117	$1,676,080	$1,165,178	$1,324,989	$1,484,800
2705	Annapolis - Womack Drive	$200,421	$206,588	$212,754	$1,286,411	$1,406,030	$1,525,649	$1,289,373	$1,424,457	$1,559,541	$1,283,560	$1,437,528	$1,591,496	$1,316,634	$1,477,032	$1,637,430	$1,161,674	$1,307,107	$1,452,540
2716	Fishkill - Poughkeepsie	$191,730	$210,628	$229,525	$1,372,557	$1,573,266	$1,773,975	$1,374,771	$1,594,489	$1,814,207	$1,339,750	$1,591,481	$1,843,212	$1,370,705	$1,633,067	$1,895,429	$1,225,151	$1,461,612	$1,698,073
2739	Pittsburgh - West Mifflin	$166,004	$179,987	$193,970	$1,138,568	$1,293,903	$1,449,238	$1,139,144	$1,310,333	$1,481,521	$1,162,802	$1,342,632	$1,522,461	$1,193,015	$1,379,796	$1,566,578	$1,024,814	$1,204,838	$1,384,862
2742	Mt. Olive - Budd Lake	$225,247	$233,670	$242,093	$1,415,767	$1,560,379	$1,704,991	$1,417,139	$1,579,790	$1,742,440	$1,409,327	$1,593,633	$1,777,938	$1,441,513	$1,634,713	$1,827,912	$1,219,771	$1,410,290	$1,600,810
2781	Baltimore - Glen Burnie	$253,322	$263,268	$273,215	$1,499,573	$1,672,727	$1,845,881	$1,495,605	$1,690,272	$1,884,939	$1,507,075	$1,718,715	$1,930,354	$1,540,912	$1,762,693	$1,984,473	$1,292,928	$1,510,012	$1,727,096
2787	Columbia - Laurel - Ft. Meade	$219,916	$227,987	$236,058	$1,345,032	$1,493,158	$1,641,285	$1,345,222	$1,511,179	$1,677,136	$1,365,411	$1,543,069	$1,720,728	$1,396,602	$1,582,847	$1,769,092	$1,179,095	$1,363,058	$1,547,022
2802	Baltimore - Bel Air - Aberdeen	$173,012	$181,292	$189,572	$1,219,157	$1,338,092	$1,457,027	$1,224,502	$1,357,415	$1,490,327	$1,263,808	$1,399,851	$1,535,894	$1,304,203	$1,443,501	$1,582,798	$1,048,276	$1,213,649	$1,379,021
3503	Des Moines - Urbandale	$142,107	$156,660	$171,212	$955,765	$1,088,603	$1,221,441	$968,616	$1,110,713	$1,252,810	$1,003,678	$1,148,037	$1,292,396	$1,039,759	$1,186,458	$1,333,158	$832,141	$991,061	$1,149,981
3504	Minneapolis - Brooklyn Center	$195,113	$206,041	$216,970	$1,380,539	$1,552,914	$1,725,289	$1,369,155	$1,564,301	$1,759,448	$1,400,449	$1,604,710	$1,808,971	$1,432,427	$1,646,161	$1,859,895	$1,228,899	$1,443,146	$1,657,393
3508	Minneapolis - Woodbury	$166,601	$181,289	$195,977	$1,408,144	$1,571,667	$1,735,191	$1,313,798	$1,527,758	$1,741,717	$1,344,140	$1,567,543	$1,790,945	$1,375,148	$1,608,358	$1,841,567	$1,193,295	$1,426,464	$1,659,633

Site	Name	2018			2019			2020			2021			2022			2023
3528	Rochester - South	$137,003	$144,617	$152,231	$930,779	$1,018,789	$1,106,800	$944,400	$1,039,818	$1,135,236	$978,675	$1,074,975	$1,171,275	$1,013,949	$1,111,166	$1,208,384	$846,628	$950,907	$1,055,186
3529	Rochester - North	$177,293	$185,047	$192,801	$1,155,451	$1,266,884	$1,378,317	$1,165,126	$1,288,231	$1,411,337	$1,203,553	$1,329,194	$1,454,834	$1,243,062	$1,371,337	$1,499,613	$1,017,097	$1,159,474	$1,301,851
4012	Champaign - Urbana	$143,027	$150,035	$157,043	$969,732	$1,071,524	$1,173,316	$968,974	$1,083,770	$1,198,566	$992,217	$1,112,399	$1,232,581	$1,015,986	$1,141,773	$1,267,559	$915,791	$1,025,515	$1,135,240
4013	Grand Rapids - Kentwood	$245,780	$250,796	$255,813	$1,541,573	$1,650,020	$1,758,468	$1,440,044	$1,601,004	$1,761,963	$1,472,633	$1,641,959	$1,811,285	$1,505,932	$1,683,964	$1,861,997	$1,265,617	$1,443,364	$1,621,110
4016	Chicago - Lansing	$175,703	$220,385	$265,067	$1,081,977	$1,433,644	$1,785,311	$1,082,239	$1,455,188	$1,828,138	$1,112,502	$1,497,375	$1,882,247	$1,143,509	$1,540,717	$1,937,925	$964,546	$1,325,065	$1,685,585
4018	Columbus - Easton	$200,638	$219,992	$239,346	$1,339,832	$1,564,356	$1,788,880	$1,327,272	$1,576,117	$1,824,962	$1,418,888	$1,657,932	$1,896,976	$1,464,074	$1,709,416	$1,954,759	$1,183,887	$1,444,658	$1,705,429
4019	St. Louis - O' Fallon, IL	$180,959	$188,195	$195,431	$1,024,715	$1,125,484	$1,226,253	$1,024,245	$1,138,440	$1,252,636	$1,048,818	$1,168,491	$1,288,164	$1,073,948	$1,199,323	$1,324,697	$899,331	$1,019,096	$1,138,862
4023	Chicago - Romeoville	$202,832	$212,587	$222,341	$1,345,001	$1,503,986	$1,662,972	$1,343,503	$1,521,208	$1,698,912	$1,384,755	$1,567,475	$1,750,195	$1,427,124	$1,615,050	$1,802,976	$1,173,807	$1,376,394	$1,578,981
4027	Columbus - Worthington	$138,027	$147,880	$157,734	$952,848	$1,066,623	$1,180,398	$964,445	$1,087,296	$1,210,147	$998,327	$1,123,214	$1,248,101	$1,033,181	$1,160,180	$1,287,179	$858,947	$993,406	$1,127,865
4030	Chicago - Woodfield Mall	$127,505	$149,048	$170,590	$889,133	$1,063,570	$1,238,007	$909,675	$1,091,389	$1,273,103	$946,735	$1,130,643	$1,314,552	$983,687	$1,170,263	$1,356,839	$814,572	$998,709	$1,182,847
4031	Indianapolis - Castleton	$216,312	$224,967	$233,621	$1,359,381	$1,481,410	$1,603,439	$1,369,345	$1,505,308	$1,641,270	$1,413,640	$1,552,609	$1,691,579	$1,459,175	$1,601,272	$1,743,369	$1,169,225	$1,333,205	$1,497,185
4034	Madison - West	$127,881	$134,930	$141,979	$882,026	$970,460	$1,058,893	$893,404	$989,518	$1,085,633	$923,865	$1,021,643	$1,119,421	$955,198	$1,054,704	$1,154,210	$796,197	$903,652	$1,011,108
4038	Detroit - Ann Arbor	$146,819	$153,161	$159,503	$942,022	$1,027,024	$1,112,025	$952,848	$1,046,211	$1,139,574	$984,590	$1,079,702	$1,174,813	$1,017,234	$1,114,164	$1,211,093	$833,586	$940,725	$1,047,865
4040	Chicago - Lombard - Oak Brook	$212,018	$219,034	$226,050	$1,263,453	$1,383,783	$1,504,113	$1,266,767	$1,402,237	$1,537,707	$1,307,114	$1,445,867	$1,584,619	$1,348,577	$1,490,742	$1,632,908	$1,170,350	$1,299,613	$1,428,875
4058	Detroit - Novi	$236,014	$244,060	$252,107	$1,321,342	$1,467,141	$1,612,941	$1,310,743	$1,477,663	$1,644,583	$1,340,607	$1,515,687	$1,690,767	$1,371,123	$1,554,690	$1,738,256	$1,154,020	$1,328,643	$1,503,266
4061	Chicago - Darien	$205,263	$212,831	$220,400	$1,192,306	$1,316,689	$1,441,072	$1,187,688	$1,329,265	$1,470,842	$1,215,543	$1,363,959	$1,512,375	$1,244,019	$1,399,551	$1,555,083	$1,044,996	$1,195,883	$1,346,770
4063	Chicago - O'Hare	$191,055	$210,036	$229,017	$1,247,102	$1,436,776	$1,626,449	$1,245,975	$1,454,185	$1,662,396	$1,276,287	$1,493,099	$1,709,912	$1,307,286	$1,533,032	$1,758,779	$1,113,683	$1,327,976	$1,542,270
4075	Cleveland - Brooklyn	$178,410	$188,281	$198,152	$1,206,314	$1,347,247	$1,488,181	$1,201,881	$1,360,583	$1,519,286	$1,230,225	$1,396,259	$1,562,294	$1,265,714	$1,437,202	$1,608,690	$1,139,855	$1,290,713	$1,441,570
4082	Chicago - Lisle	$136,158	$142,979	$149,800	$936,833	$1,031,982	$1,127,132	$940,482	$1,046,638	$1,152,794	$965,206	$1,075,710	$1,186,214	$990,529	$1,105,559	$1,220,590	$851,121	$965,455	$1,079,789
4095	Chicago - Hanover Park	$181,407	$194,675	$207,943	$1,090,216	$1,241,053	$1,391,891	$1,090,437	$1,256,628	$1,422,819	$1,118,689	$1,291,353	$1,464,017	$1,147,618	$1,327,006	$1,506,393	$969,882	$1,139,891	$1,309,900
4096	Chicago - Hillside	$163,226	$203,433	$243,639	$1,208,297	$1,532,048	$1,855,798	$1,211,569	$1,556,025	$1,900,480	$1,244,942	$1,600,723	$1,956,503	$1,276,532	$1,644,905	$2,013,278	$1,103,914	$1,443,958	$1,784,003
4138	Chicago - Skokie	$264,494	$290,155	$315,817	$1,786,465	$2,096,310	$2,406,156	$1,764,221	$2,108,641	$2,453,061	$1,803,921	$2,163,082	$2,522,244	$1,844,469	$2,218,929	$2,593,388	$1,572,385	$1,935,262	$2,298,139
4165	Chicago - Vernon Hills - Lake Forest	$188,836	$199,330	$209,824	$1,318,018	$1,468,277	$1,618,537	$1,314,283	$1,483,475	$1,652,667	$1,345,439	$1,522,464	$1,699,490	$1,377,294	$1,562,466	$1,747,638	$1,182,106	$1,366,532	$1,550,959
4178	Cleveland - Beachwood	$184,061	$201,985	$219,908	$929,152	$1,093,011	$1,256,869	$931,990	$1,109,110	$1,286,230	$957,178	$1,140,535	$1,323,893	$982,980	$1,172,809	$1,362,638	$812,640	$982,870	$1,153,099
4179	Detroit - Canton	$320,091	$328,756	$337,421	$1,607,855	$1,758,546	$1,909,236	$1,601,794	$1,775,104	$1,948,415	$1,648,700	$1,827,592	$2,006,485	$1,578,029	$1,802,332	$2,026,635	$1,284,435	$1,495,376	$1,706,317
4190	Chicago - Schaumburg	$149,821	$171,948	$194,076	$1,007,948	$1,200,350	$1,392,753	$1,010,268	$1,217,749	$1,425,229	$1,035,695	$1,251,027	$1,466,359	$1,061,708	$1,285,186	$1,508,663	$909,382	$1,117,410	$1,325,438
4191	Detroit - Metropolitan Airport	$287,255	$294,438	$301,621	$1,487,672	$1,623,282	$1,758,892	$1,483,679	$1,639,565	$1,795,451	$1,518,628	$1,682,378	$1,846,127	$1,554,361	$1,726,299	$1,898,236	$1,286,052	$1,448,798	$1,611,544

Site	Name	2018			2019			2020			2021			2022			2023
4192	Detroit - Southfield	$201,624	$209,701	$217,778	$1,110,541	$1,208,819	$1,307,097	$1,119,223	$1,228,661	$1,338,099	$1,149,356	$1,263,225	$1,377,094	$1,180,230	$1,298,717	$1,417,204	$989,160	$1,099,418	$1,209,677
4193	Detroit - Roseville	$239,886	$248,187	$256,488	$1,306,018	$1,451,364	$1,596,709	$1,296,096	$1,462,170	$1,628,243	$1,325,731	$1,499,869	$1,674,008	$1,356,014	$1,538,540	$1,721,065	$1,142,349	$1,312,811	$1,483,274
4194	Peoria - North	$190,659	$197,407	$204,155	$1,169,023	$1,271,951	$1,374,878	$1,176,090	$1,291,440	$1,406,790	$1,214,323	$1,332,150	$1,449,977	$1,253,615	$1,374,023	$1,494,431	$1,002,483	$1,141,252	$1,280,020
4196	South Bend - Mishawaka	$200,197	$208,083	$215,970	$1,272,466	$1,379,546	$1,486,627	$1,279,403	$1,400,108	$1,520,813	$1,235,227	$1,387,073	$1,538,918	$1,264,037	$1,423,187	$1,582,337	$1,066,300	$1,222,274	$1,378,247
4198	Detroit - Dearborn	$225,808	$237,483	$249,157	$1,554,832	$1,748,694	$1,942,555	$1,547,426	$1,765,120	$1,982,815	$1,592,817	$1,817,386	$2,041,956	$1,639,420	$1,871,120	$2,102,820	$1,352,288	$1,602,252	$1,852,216
4200	Bloomington - Normal	$98,461	$105,104	$111,746	$783,409	$857,596	$931,782	$790,249	$872,216	$954,182	$810,415	$896,021	$981,626	$831,056	$920,454	$1,009,851	$723,453	$813,963	$904,472
4206	Chicago - Midway	$291,010	$330,343	$369,676	$1,764,654	$2,123,398	$2,482,143	$1,775,941	$2,159,332	$2,542,723	$1,837,501	$2,229,633	$2,621,765	$1,900,858	$2,302,010	$2,703,162	$1,559,132	$1,947,185	$2,335,237
5003	Memphis - Mt. Moriah	$171,220	$179,015	$186,811	$1,139,577	$1,226,303	$1,313,029	$1,156,057	$1,251,287	$1,346,517	$1,120,787	$1,242,191	$1,363,596	$1,148,395	$1,275,447	$1,402,499	$978,017	$1,101,956	$1,225,894
5023	Memphis - Poplar Avenue	$172,842	$184,724	$196,605	$1,066,619	$1,200,593	$1,334,566	$1,077,039	$1,222,224	$1,367,410	$1,114,197	$1,262,123	$1,410,048	$1,152,416	$1,303,181	$1,453,947	$940,278	$1,097,239	$1,254,200
5045	Nashville - Vanderbilt	$466,136	$485,200	$504,264	$2,529,895	$2,854,248	$3,178,602	$2,498,469	$2,868,327	$3,238,186	$2,565,798	$2,949,294	$3,332,790	$2,499,939	$2,942,550	$3,385,162	$2,058,234	$2,484,132	$2,910,029
6000	New Orleans - Metairie	$337,143	$346,442	$355,740	$1,606,998	$1,760,359	$1,913,719	$1,601,846	$1,777,595	$1,953,344	$1,648,919	$1,830,268	$2,011,616	$1,590,539	$1,813,278	$2,036,016	$1,278,756	$1,486,950	$1,695,143
6026	Houston - Willowbrook	$155,933	$166,348	$176,763	$1,069,385	$1,185,505	$1,301,625	$1,074,961	$1,203,400	$1,331,839	$1,101,870	$1,235,942	$1,370,014	$1,129,404	$1,269,339	$1,409,274	$970,204	$1,106,367	$1,242,531
6027	Austin - Arboretum	$223,512	$234,613	$245,715	$1,288,386	$1,428,178	$1,567,971	$1,299,222	$1,452,480	$1,605,738	$1,342,394	$1,498,852	$1,655,309	$1,351,129	$1,522,793	$1,694,456	$1,134,588	$1,297,853	$1,461,117
6029	Houston - The Woodlands	$200,464	$211,858	$223,251	$1,301,069	$1,466,482	$1,631,895	$1,295,275	$1,480,593	$1,665,910	$1,327,704	$1,520,724	$1,713,744	$1,351,061	$1,555,363	$1,759,665	$1,158,508	$1,355,961	$1,553,415
6030	Austin - Round Rock - North	$214,246	$223,961	$233,676	$1,346,942	$1,489,057	$1,631,172	$1,345,026	$1,505,513	$1,665,999	$1,377,148	$1,545,192	$1,713,236	$1,409,995	$1,585,903	$1,761,810	$1,214,120	$1,380,644	$1,547,168
6049	Lafayette - Airport	$147,389	$151,808	$156,226	$890,336	$944,284	$998,232	$910,059	$967,955	$1,025,850	$943,661	$1,001,193	$1,058,725	$978,241	$1,035,409	$1,092,577	$787,821	$857,883	$927,944
6055	Houston - Galleria	$190,966	$210,920	$230,875	$1,276,914	$1,484,647	$1,692,379	$1,272,657	$1,500,810	$1,728,962	$1,303,193	$1,540,738	$1,778,284	$1,334,414	$1,581,711	$1,829,007	$1,139,961	$1,375,912	$1,611,862
6057	Houston - Greenway Plaza	$235,685	$261,595	$287,506	$1,419,561	$1,689,866	$1,960,172	$1,411,244	$1,706,627	$2,002,009	$1,446,850	$1,753,338	$2,059,825	$1,491,588	$1,806,826	$2,122,064	$1,258,788	$1,554,888	$1,850,987
6066	Houston - NASA	$220,853	$234,266	$247,680	$1,387,419	$1,575,835	$1,764,250	$1,375,294	$1,587,278	$1,799,262	$1,406,727	$1,628,346	$1,849,964	$1,421,762	$1,659,085	$1,896,407	$1,212,464	$1,439,996	$1,667,529
6068	Houston - Katy Freeway/Beltway 8	$149,260	$158,445	$167,630	$977,578	$1,079,121	$1,180,665	$983,711	$1,096,032	$1,208,353	$1,008,476	$1,125,749	$1,243,022	$1,033,819	$1,156,247	$1,278,675	$884,049	$1,002,086	$1,120,123
6069	Dallas - Farmers Branch	$172,128	$179,293	$186,458	$998,963	$1,097,356	$1,195,748	$1,000,478	$1,111,307	$1,222,136	$1,024,819	$1,140,864	$1,256,908	$1,049,717	$1,171,192	$1,292,667	$883,454	$999,671	$1,115,887
6072	Dallas - Bedford	$241,483	$245,009	$248,536	$1,262,637	$1,361,782	$1,460,928	$1,183,385	$1,324,549	$1,465,713	$1,210,706	$1,358,831	$1,506,957	$1,238,629	$1,393,998	$1,549,366	$1,022,390	$1,169,483	$1,316,575
6073	Dallas - Lewisville	$210,074	$219,551	$229,029	$1,239,432	$1,365,103	$1,490,775	$1,246,980	$1,386,300	$1,525,621	$1,287,642	$1,430,058	$1,572,473	$1,329,440	$1,475,072	$1,620,704	$1,060,848	$1,221,509	$1,382,170
6074	Houston - Greenspoint	$122,359	$130,818	$139,277	$862,797	$946,447	$1,030,097	$872,492	$964,048	$1,055,604	$895,136	$990,615	$1,086,095	$918,319	$1,017,887	$1,117,454	$792,682	$889,210	$985,738
6081	Austin - Metro	$180,875	$189,875	$198,875	$1,228,203	$1,327,899	$1,427,595	$1,243,022	$1,353,051	$1,463,080	$1,204,682	$1,343,222	$1,481,763	$1,234,166	$1,379,081	$1,523,997	$1,052,836	$1,194,556	$1,336,276

Site	Name	2018			2019			2020			2021			2022			2023
6082	Dallas - Las Colinas - Meadow Creek Dr.	$158,412	$172,239	$186,067	$1,239,372	$1,379,367	$1,519,361	$1,253,225	$1,405,195	$1,557,166	$1,296,612	$1,451,212	$1,605,811	$1,247,348	$1,435,973	$1,624,598	$1,079,340	$1,264,856	$1,450,372
6083	San Antonio - Colonnade	$196,975	$208,456	$219,936	$1,231,529	$1,366,337	$1,501,145	$1,239,903	$1,388,279	$1,536,655	$1,280,067	$1,431,905	$1,583,744	$1,321,363	$1,476,792	$1,632,220	$1,058,780	$1,230,188	$1,401,597
6110	Fayetteville - Springdale	$187,815	$192,339	$196,863	$1,163,583	$1,249,179	$1,334,775	$1,169,688	$1,267,453	$1,365,218	$1,207,093	$1,307,020	$1,406,946	$1,166,804	$1,295,229	$1,423,654	$982,529	$1,110,079	$1,237,629
6166	New Orleans - Kenner	$264,223	$271,157	$278,092	$1,470,582	$1,609,582	$1,748,583	$1,463,750	$1,623,903	$1,784,057	$1,497,774	$1,666,028	$1,834,283	$1,532,554	$1,709,240	$1,885,927	$1,279,494	$1,451,019	$1,622,544
6169	Baton Rouge - Citiplace	$263,325	$269,814	$276,302	$1,257,769	$1,384,654	$1,511,539	$1,249,084	$1,395,248	$1,541,413	$1,277,693	$1,431,196	$1,584,700	$1,306,930	$1,468,070	$1,629,210	$1,066,229	$1,216,229	$1,366,228
6178	Austin - Southwest	$288,354	$303,101	$317,848	$1,761,718	$1,982,881	$2,204,044	$1,747,941	$1,997,948	$2,247,956	$1,788,031	$2,049,655	$2,311,279	$1,828,999	$2,102,696	$2,376,393	$1,543,820	$1,810,554	$2,077,289
6195	Austin - Northwest - Lakeline Mall	$216,177	$226,637	$237,097	$1,278,291	$1,405,602	$1,532,913	$1,290,321	$1,430,224	$1,570,127	$1,333,135	$1,475,868	$1,618,600	$1,319,248	$1,484,222	$1,649,197	$1,109,313	$1,266,746	$1,424,178
6196	Columbia - Stadium Blvd.	$152,752	$160,808	$168,865	$898,559	$997,527	$1,096,495	$899,800	$1,010,309	$1,120,818	$921,751	$1,037,256	$1,152,761	$951,061	$1,069,478	$1,187,896	$826,033	$930,823	$1,035,613
6197	Austin - Round Rock - South	$173,810	$183,130	$192,450	$1,150,069	$1,274,921	$1,399,773	$1,150,122	$1,290,203	$1,430,284	$1,177,905	$1,324,428	$1,470,952	$1,206,319	$1,359,546	$1,512,772	$1,030,505	$1,181,028	$1,331,551
7009	Seattle - Bothell - West	$242,843	$252,533	$262,223	$1,636,667	$1,833,890	$2,031,113	$1,816,441	$2,076,287	$2,336,133	$1,855,820	$2,128,499	$2,401,179	$1,896,026	$2,182,042	$2,468,058	$1,617,240	$1,908,144	$2,199,048
7020	Seattle - Everett - Silverlake	$226,770	$233,594	$240,417	$1,460,223	$1,605,825	$1,751,428	$1,451,057	$1,618,685	$1,786,313	$1,484,436	$1,660,477	$1,836,518	$1,518,550	$1,703,346	$1,888,141	$1,290,404	$1,476,437	$1,662,471
7032	Olympia - Tumwater	$261,011	$266,188	$271,365	$1,652,773	$1,789,147	$1,925,522	$1,648,393	$1,806,846	$1,965,300	$1,687,122	$1,853,903	$2,020,685	$1,726,720	$1,902,177	$2,077,633	$1,466,356	$1,644,269	$1,822,182
7062	Seattle - Mukilteo	$207,966	$217,003	$226,040	$1,508,830	$1,674,266	$1,839,701	$1,666,308	$1,890,184	$2,114,059	$1,703,455	$1,938,327	$2,173,200	$1,741,400	$1,987,705	$2,234,010	$1,577,044	$1,803,014	$2,028,984
7065	Billings - West End	$142,803	$151,915	$161,028	$1,141,095	$1,270,590	$1,400,084	$1,138,829	$1,284,375	$1,429,921	$1,165,986	$1,318,234	$1,470,482	$1,193,755	$1,352,974	$1,512,193	$1,038,289	$1,200,297	$1,362,306
7066	Seattle - Northgate	$439,174	$453,296	$467,417	$2,578,022	$2,894,531	$3,211,040	$2,828,289	$3,254,243	$3,680,198	$2,887,599	$3,334,845	$3,782,091	$2,948,119	$3,417,485	$3,886,851	$2,465,693	$2,932,882	$3,400,072
7068	Great Falls - Missouri River	$134,376	$141,998	$149,620	$1,110,615	$1,226,661	$1,342,708	$1,109,608	$1,240,578	$1,371,548	$1,136,197	$1,273,329	$1,410,461	$1,163,388	$1,306,932	$1,450,476	$1,069,604	$1,199,587	$1,329,570
7527	Denver - Westminster	$295,275	$304,330	$313,384	$1,881,309	$2,109,989	$2,338,668	$1,850,061	$2,114,830	$2,379,599	$1,889,598	$2,167,632	$2,445,665	$1,929,689	$2,221,596	$2,513,503	$1,631,862	$1,926,500	$2,221,139
7568	Denver - Park Meadows	$228,776	$238,094	$247,413	$1,489,755	$1,663,626	$1,837,498	$1,475,299	$1,674,103	$1,872,906	$1,508,554	$1,716,990	$1,925,425	$1,542,529	$1,760,978	$1,979,428	$1,310,861	$1,529,304	$1,747,747
7570	Reno - South Meadows	$368,633	$377,833	$387,034	$1,785,704	$2,006,895	$2,228,085	$1,753,347	$2,009,816	$2,266,285	$1,790,382	$2,059,733	$2,329,085	$1,828,178	$2,110,915	$2,393,653	$1,487,629	$1,757,532	$2,027,435
8515	Phoenix - Deer Valley	$212,797	$219,825	$226,854	$1,241,520	$1,373,074	$1,504,627	$1,235,470	$1,385,402	$1,535,334	$1,265,267	$1,422,119	$1,578,972	$1,294,396	$1,458,897	$1,623,398	$1,087,278	$1,248,319	$1,409,361
8523	Los Angeles - Torrance Harbor Gateway	$456,999	$477,308	$497,618	$2,508,940	$2,873,060	$3,237,180	$2,461,746	$2,877,610	$3,293,474	$2,513,852	$2,949,441	$3,385,030	$2,569,680	$3,024,866	$3,480,052	$2,127,814	$2,569,501	$3,011,188
8546	San Jose - Morgan Hill	$356,933	$366,839	$376,744	$1,790,668	$1,993,168	$2,195,668	$1,775,868	$2,007,283	$2,238,698	$1,809,455	$2,054,376	$2,299,296	$1,849,608	$2,106,586	$2,363,564	$1,517,669	$1,762,088	$2,006,507
8561	Oakland - Alameda Airport	$365,941	$377,123	$388,304	$2,398,445	$2,625,912	$2,853,380	$2,396,819	$2,743,003	$3,089,186	$2,447,609	$2,811,216	$3,174,823	$2,499,445	$2,881,158	$3,262,870	$2,091,558	$2,471,846	$2,852,135

Site	Name	2018			2019			2020			2021			2022			2023
8573	San Diego - Hotel Circle	$529,053	$549,417	$569,780	$3,399,574	$3,786,271	$4,172,968	$3,364,825	$3,808,701	$4,252,578	$3,457,046	$3,917,147	$4,377,248	$3,347,437	$3,892,448	$4,437,459	$2,818,269	$3,361,448	$3,904,627
8574	Dublin - Hacienda Dr.	$434,454	$446,350	$458,245	$2,926,125	$3,198,213	$3,470,300	$2,887,722	$3,315,089	$3,742,456	$2,947,642	$3,396,734	$3,845,826	$3,008,775	$3,480,439	$3,952,102	$2,521,271	$2,995,069	$3,468,867
8580	Los Angeles - Woodland Hills	$584,966	$607,019	$629,073	$3,471,502	$3,818,282	$4,165,063	$3,547,057	$4,091,442	$4,635,828	$3,622,607	$4,193,612	$4,764,616	$3,699,720	$4,298,376	$4,897,032	$3,058,729	$3,639,663	$4,220,597
8581	Los Angeles - LAX Airport	$634,230	$662,322	$690,414	$3,422,127	$3,955,286	$4,488,445	$3,356,079	$3,961,470	$4,566,861	$3,441,180	$4,069,926	$4,698,673	$3,528,374	$4,181,330	$4,834,286	$2,860,979	$3,513,624	$4,166,269
8584	Santa Rosa - North	$399,893	$409,306	$418,719	$2,162,748	$2,405,464	$2,648,179	$2,465,308	$2,817,026	$3,168,743	$2,516,850	$2,886,592	$3,256,333	$2,569,444	$2,957,915	$3,346,386	$2,137,285	$2,523,518	$2,909,751
8594	Union City - Dyer St.	$506,703	$523,523	$540,343	$3,370,128	$3,794,100	$4,218,072	$3,660,257	$4,131,398	$4,602,540	$3,754,989	$4,245,290	$4,735,592	$3,852,112	$4,362,298	$4,872,484	$3,208,961	$3,717,254	$4,225,546
8621	Oakland - Alameda	$602,033	$623,614	$645,196	$3,581,082	$4,083,514	$4,585,947	$3,716,821	$4,370,105	$5,023,389	$3,790,234	$4,475,814	$5,161,394	$3,865,061	$4,584,169	$5,303,276	$3,139,134	$3,832,504	$4,525,874
8644	Oakland - Emeryville	$614,213	$635,206	$656,198	$3,920,974	$4,436,007	$4,951,040	$4,237,412	$4,916,937	$5,596,462	$4,323,415	$5,037,032	$5,750,649	$4,411,122	$5,160,146	$5,909,170	$3,702,936	$4,456,708	$5,210,481
8654	Fremont - Warm Springs	$419,120	$431,405	$443,691	$2,543,738	$2,851,905	$3,160,073	$2,691,165	$3,105,567	$3,519,968	$2,746,518	$3,181,812	$3,617,106	$2,802,982	$3,259,979	$3,716,975	$2,333,961	$2,788,400	$3,242,838
8718	San Jose - Santa Clara	$459,778	$472,969	$486,161	$2,839,097	$3,169,950	$3,500,802	$2,953,189	$3,430,172	$3,907,156	$3,012,429	$3,513,507	$4,014,585	$3,072,830	$3,598,931	$4,125,032	$2,557,545	$3,082,681	$3,607,817
8722	San Jose - Edenvale - North	$525,711	$539,158	$552,605	$2,880,228	$3,155,070	$3,429,912	$2,896,631	$3,312,281	$3,727,930	$2,957,876	$3,394,547	$3,831,217	$3,020,383	$3,478,896	$3,937,410	$2,466,565	$2,907,130	$3,347,695
8724	Richmond - Hilltop Mall	$442,147	$455,533	$468,919	$2,435,697	$2,730,335	$3,024,973	$2,676,907	$3,074,993	$3,473,079	$2,733,254	$3,151,269	$3,569,284	$2,790,756	$3,229,477	$3,668,198	$2,318,416	$2,750,641	$3,182,866
8738	Orange County - Anaheim Convention Center	$415,958	$431,240	$446,522	$2,223,119	$2,498,719	$2,774,320	$2,195,723	$2,510,954	$2,826,186	$2,257,894	$2,583,816	$2,909,738	$2,293,992	$2,640,238	$2,986,484	$1,899,276	$2,231,969	$2,564,661
8743	San Ramon - Bishop Ranch - East	$433,030	$449,830	$466,630	$2,871,421	$3,158,024	$3,444,626	$2,791,216	$3,207,112	$3,623,008	$2,851,306	$3,287,561	$3,723,816	$2,912,648	$3,370,056	$3,827,465	$2,394,481	$2,833,625	$3,272,769
8747	San Jose - Edenvale - South	$417,932	$431,728	$445,523	$2,464,004	$2,774,290	$3,084,576	$2,608,111	$3,004,865	$3,401,618	$2,662,851	$3,079,341	$3,495,832	$2,718,708	$3,155,703	$3,592,698	$2,259,982	$2,690,465	$3,120,948
8750	Orange County - John Wayne Airport	$641,218	$668,980	$696,743	$3,247,678	$3,755,114	$4,262,549	$3,171,982	$3,752,349	$4,332,716	$3,236,865	$3,844,736	$4,452,606	$3,303,037	$3,939,455	$4,575,872	$2,700,681	$3,310,040	$3,919,400
8754	Los Angeles - Burbank Airport	$720,822	$748,676	$776,531	$3,847,826	$4,391,649	$4,935,471	$4,102,606	$4,824,351	$5,546,096	$4,185,166	$4,942,069	$5,698,973	$4,269,343	$5,062,746	$5,856,149	$3,489,421	$4,255,464	$5,021,507
8787	San Diego - Mission Valley - Stadium	$359,889	$371,643	$383,396	$2,181,396	$2,444,695	$2,707,995	$2,371,798	$2,722,973	$3,074,149	$2,421,652	$2,790,462	$3,159,273	$2,472,526	$2,859,660	$3,246,793	$2,080,589	$2,469,796	$2,859,003
8794	Stockton - March Lane	$331,411	$341,404	$351,397	$1,646,188	$1,835,320	$2,024,452	$1,887,201	$2,158,548	$2,429,895	$1,927,666	$2,212,537	$2,497,408	$1,968,974	$2,267,898	$2,566,823	$1,620,337	$1,909,119	$2,197,902
8795	Sacramento - Vacaville	$301,587	$308,057	$314,527	$1,593,492	$1,752,625	$1,911,758	$1,578,818	$1,763,552	$1,948,285	$1,614,337	$1,808,561	$2,002,785	$1,650,626	$1,854,724	$2,058,822	$1,366,055	$1,563,598	$1,761,141
8806	San Francisco - Belmont	$452,387	$469,874	$487,360	$3,175,699	$3,619,314	$4,062,928	$3,542,247	$4,031,925	$4,521,603	$3,629,659	$4,140,312	$4,650,966	$3,719,204	$4,251,625	$4,784,047	$2,890,143	$3,505,176	$4,120,209
8808	Orange County - Katella Ave.	$382,245	$395,874	$409,503	$1,967,375	$2,205,118	$2,442,861	$2,233,006	$2,564,751	$2,896,497	$2,281,073	$2,629,079	$2,977,084	$2,330,144	$2,695,043	$3,059,943	$1,927,107	$2,280,741	$2,634,375

Site	Name	2018			2019			2020			2021			2022			2023
8821	Orange County - Yorba Linda	$343,134	$354,643	$366,152	$1,852,523	$2,063,905	$2,275,286	$2,148,369	$2,427,386	$2,706,404	$2,208,434	$2,497,285	$2,786,135	$2,270,062	$2,569,119	$2,868,177	$1,935,763	$2,217,395	$2,499,026
8828	Palm Springs - Airport	$311,643	$322,957	$334,271	$1,765,711	$1,951,788	$2,137,865	$1,764,747	$1,974,385	$2,184,022	$1,757,189	$1,993,283	$2,229,376	$1,797,179	$2,044,597	$2,292,015	$1,498,492	$1,737,324	$1,976,156
8831	San Diego - Carlsbad Village by the Sea	$297,708	$312,933	$328,159	$1,945,793	$2,201,602	$2,457,411	$2,124,289	$2,457,395	$2,790,500	$2,170,219	$2,519,250	$2,868,282	$2,217,108	$2,582,683	$2,948,258	$1,884,560	$2,250,815	$2,617,070
8844	Temecula - Wine Country	$398,866	$402,550	$406,233	$1,989,552	$2,162,806	$2,336,060	$1,982,539	$2,183,224	$2,383,909	$1,906,565	$2,158,420	$2,410,276	$1,948,733	$2,213,154	$2,477,575	$1,595,128	$1,846,436	$2,097,743
8850	Orange County - Anaheim Hills	$417,527	$429,454	$441,381	$1,987,557	$2,200,499	$2,413,441	$2,421,987	$2,687,013	$2,952,040	$2,490,135	$2,764,616	$3,039,097	$2,388,390	$2,729,922	$3,071,454	$1,955,602	$2,281,089	$2,606,575
8852	Los Angeles - Chino Valley	$345,870	$356,000	$366,129	$1,966,070	$2,172,982	$2,379,894	$1,952,419	$2,189,749	$2,427,080	$1,924,108	$2,197,520	$2,470,931	$1,965,995	$2,252,888	$2,539,780	$1,633,982	$1,914,417	$2,194,851
8855	Los Angeles - Simi Valley	$418,975	$431,113	$443,252	$2,235,986	$2,499,890	$2,763,794	$2,215,283	$2,516,365	$2,817,447	$2,235,582	$2,561,083	$2,886,584	$2,283,877	$2,625,400	$2,966,924	$1,886,596	$2,217,657	$2,548,717
8863	Sacramento - Elk Grove	$342,365	$351,276	$360,187	$1,910,190	$2,092,586	$2,274,982	$1,898,119	$2,109,112	$2,320,106	$1,951,197	$2,169,809	$2,388,420	$2,005,665	$2,232,191	$2,458,717	$1,558,373	$1,818,220	$2,078,068
8881	Stockton - Tracy	$394,498	$405,132	$415,766	$2,002,295	$2,247,605	$2,492,915	$2,445,469	$2,748,767	$3,052,066	$2,508,650	$2,824,442	$3,140,234	$2,392,841	$2,781,796	$3,170,751	$1,973,103	$2,354,671	$2,736,239
8916	Fairfield - Napa Valley	$372,548	$381,908	$391,268	$1,993,031	$2,230,694	$2,468,358	$1,959,758	$2,235,572	$2,511,387	$2,001,575	$2,291,322	$2,581,070	$2,044,260	$2,348,487	$2,652,715	$1,689,708	$1,986,876	$2,284,044
8931	Los Angeles - Carson	$467,438	$483,218	$498,998	$2,160,447	$2,453,387	$2,746,328	$2,389,682	$2,777,135	$3,164,587	$2,451,967	$2,854,178	$3,256,390	$2,515,806	$2,933,324	$3,350,841	$2,021,174	$2,420,448	$2,819,723
8986	Sacramento - West Sacramento	$309,771	$317,973	$326,175	$1,866,588	$2,068,182	$2,269,776	$1,845,109	$2,078,577	$2,312,044	$1,885,996	$2,131,290	$2,376,584	$1,927,759	$2,185,351	$2,442,942	$1,622,153	$1,879,407	$2,136,661
9011	Los Angeles - Northridge	$602,023	$621,885	$641,748	$2,924,770	$3,322,069	$3,719,367	$2,883,382	$3,335,643	$3,787,905	$2,959,300	$3,428,657	$3,898,014	$3,037,137	$3,524,222	$4,011,307	$2,427,247	$2,906,950	$3,386,653
9600	Birmingham - Perimeter Park South	$223,269	$233,171	$243,073	$1,432,518	$1,586,251	$1,739,984	$1,428,020	$1,602,189	$1,776,359	$1,461,724	$1,644,164	$1,826,604	$1,496,182	$1,687,227	$1,878,271	$1,272,311	$1,460,917	$1,649,522
9601	Phoenix - Mesa	$299,830	$306,017	$312,203	$1,564,510	$1,705,068	$1,845,626	$1,565,468	$1,725,569	$1,885,669	$1,613,879	$1,778,300	$1,942,722	$1,549,817	$1,756,664	$1,963,511	$1,276,517	$1,473,134	$1,669,751
9603	Phoenix - Airport - Tempe	$255,877	$263,117	$270,357	$1,310,453	$1,441,900	$1,573,347	$1,303,777	$1,454,498	$1,605,218	$1,334,040	$1,492,232	$1,650,424	$1,364,975	$1,530,941	$1,696,908	$1,126,431	$1,283,270	$1,440,110
9604	Phoenix - Scottsdale	$256,790	$265,326	$273,862	$1,483,215	$1,648,541	$1,813,866	$1,469,529	$1,659,208	$1,848,888	$1,502,715	$1,701,718	$1,900,721	$1,536,623	$1,745,320	$1,954,018	$1,287,237	$1,491,565	$1,695,893
9605	Fremont - Fremont Blvd. South	$509,966	$524,888	$539,809	$2,956,007	$3,346,765	$3,737,523	$3,316,716	$3,858,881	$4,401,047	$3,382,922	$3,952,451	$4,521,980	$3,450,421	$4,048,365	$4,646,310	$2,885,191	$3,486,047	$4,086,903
9606	San Jose - Milpitas - McCarthy Ranch	$680,752	$698,585	$716,419	$4,300,131	$4,925,205	$5,550,279	$4,503,271	$5,294,964	$6,086,656	$4,590,991	$5,422,228	$6,253,464	$4,680,380	$5,552,667	$6,424,954	$3,860,595	$4,722,234	$5,583,873
9607	San Jose - Mountain View	$693,864	$702,683	$711,502	$4,249,553	$4,842,710	$5,435,867	$4,441,062	$5,193,970	$5,946,879	$4,528,153	$5,319,029	$6,109,905	$4,616,914	$5,447,211	$6,277,508	$3,802,490	$4,622,216	$5,441,943
9608	Sacramento - South Natomas	$435,599	$447,509	$459,420	$2,263,786	$2,517,366	$2,770,945	$2,237,597	$2,530,152	$2,822,706	$2,287,228	$2,594,391	$2,901,555	$2,337,921	$2,660,274	$2,982,627	$1,928,401	$2,238,177	$2,547,953
9609	San Francisco - San Carlos	$605,941	$623,678	$641,416	$3,485,649	$3,950,340	$4,415,031	$3,726,525	$4,332,114	$4,937,703	$3,801,430	$4,437,483	$5,073,537	$3,877,805	$4,545,496	$5,213,187	$3,206,973	$3,866,756	$4,526,538

Site	Name	2018			2019			2020			2021			2022			2023
9610	San Jose - Downtown	$618,790	$640,697	$662,605	$3,909,012	$4,373,547	$4,838,082	$3,994,023	$4,692,163	$5,390,303	$4,072,694	$4,805,495	$5,538,296	$4,152,877	$4,921,661	$5,690,445	$3,455,476	$4,220,844	$4,986,212
9611	San Francisco - San Mateo - SFO	$550,309	$572,519	$594,729	$3,933,329	$4,516,707	$5,100,084	$4,126,147	$4,863,722	$5,601,296	$4,206,593	$4,980,741	$5,754,889	$4,288,569	$5,100,682	$5,912,795	$3,585,982	$4,400,161	$5,214,339
9612	San Ramon - Bishop Ranch - West	$424,146	$437,885	$451,625	$2,595,084	$2,884,958	$3,174,832	$2,848,814	$3,241,239	$3,633,663	$2,910,675	$3,322,740	$3,734,805	$2,973,839	$3,406,318	$3,838,797	$2,506,296	$2,939,525	$3,372,754
9613	San Jose - Sunnyvale	$650,547	$670,354	$690,161	$3,836,714	$4,368,381	$4,900,049	$4,129,297	$4,827,051	$5,524,806	$4,210,803	$4,943,614	$5,676,425	$4,293,880	$5,063,091	$5,832,302	$3,565,917	$4,332,089	$5,098,261
9614	Los Angeles - Glendale	$457,900	$472,219	$486,538	$2,599,622	$2,888,326	$3,177,031	$2,566,899	$2,901,169	$3,235,438	$2,633,879	$2,981,519	$3,329,159	$2,702,557	$3,064,072	$3,425,587	$2,115,620	$2,517,108	$2,918,597
9615	Los Angeles - LAX Airport - El Segundo	$632,291	$651,600	$670,908	$3,556,187	$4,098,795	$4,641,403	$3,852,116	$4,553,056	$5,253,996	$3,929,187	$4,663,986	$5,398,785	$4,007,757	$4,777,702	$5,547,647	$3,326,575	$4,083,647	$4,840,718
9616	Los Angeles - Monrovia	$492,033	$506,310	$520,587	$2,482,218	$2,765,237	$3,048,256	$2,464,559	$2,786,777	$3,108,995	$2,534,150	$2,867,483	$3,200,816	$2,605,577	$2,950,443	$3,295,308	$2,008,304	$2,381,978	$2,755,651
9617	Los Angeles - Torrance - Del Amo Circle	$555,632	$578,426	$601,221	$3,026,871	$3,446,259	$3,865,647	$2,980,414	$3,458,138	$3,935,862	$3,059,098	$3,554,730	$4,050,362	$3,139,764	$3,653,967	$4,168,171	$2,493,230	$3,028,633	$3,564,036
9618	Orange County - Brea	$440,273	$455,492	$470,712	$2,066,695	$2,325,792	$2,584,890	$2,336,245	$2,693,970	$3,051,696	$2,386,138	$2,761,327	$3,136,516	$2,437,065	$2,830,395	$3,223,725	$1,986,039	$2,359,328	$2,732,617
9619	Orange County - Cypress	$453,311	$467,697	$482,084	$2,495,342	$2,815,505	$3,135,668	$2,451,168	$2,820,614	$3,190,060	$2,503,209	$2,890,903	$3,278,597	$2,556,323	$2,962,975	$3,369,627	$2,120,629	$2,518,427	$2,916,224
9620	Orange County - Irvine Spectrum	$506,025	$528,047	$550,068	$2,649,553	$3,038,615	$3,427,677	$2,991,464	$3,517,965	$4,044,467	$3,052,495	$3,604,362	$4,156,229	$3,114,736	$3,692,937	$4,271,138	$2,570,991	$3,133,547	$3,696,103
9621	San Diego - Sorrento Mesa	$465,472	$478,034	$490,596	$2,598,205	$2,947,287	$3,296,369	$2,844,440	$3,306,647	$3,768,855	$2,903,304	$3,388,201	$3,873,098	$2,963,354	$3,471,814	$3,980,274	$2,469,480	$2,971,632	$3,473,784
9622	San Diego - Mission Valley	$397,229	$410,786	$424,343	$2,528,920	$2,825,149	$3,121,379	$2,773,317	$3,172,424	$3,571,532	$2,832,630	$3,251,673	$3,670,716	$2,893,175	$3,332,934	$3,772,693	$2,445,398	$2,888,712	$3,332,025
9623	Denver - Aurora	$355,227	$366,423	$377,620	$1,977,087	$2,162,764	$2,348,440	$1,842,861	$2,098,621	$2,354,380	$1,883,749	$2,151,981	$2,420,213	$1,925,513	$2,206,708	$2,487,903	$1,591,664	$1,861,585	$2,131,505
9624	Denver - Cherry Creek	$289,347	$298,682	$308,017	$1,702,378	$1,909,517	$2,116,656	$1,676,873	$1,915,752	$2,154,630	$1,713,190	$1,963,898	$2,214,606	$1,787,310	$2,037,964	$2,288,619	$1,545,019	$1,779,197	$2,013,376
9625	Denver-Tech Center South-Greenwood Village	$185,866	$194,211	$202,557	$1,312,106	$1,454,701	$1,597,297	$1,308,706	$1,469,834	$1,630,962	$1,341,338	$1,509,509	$1,677,681	$1,374,736	$1,550,234	$1,725,731	$1,184,054	$1,360,627	$1,537,199
9626	Denver - Tech Center South - Inverness	$240,884	$251,722	$262,561	$1,564,445	$1,747,391	$1,930,337	$1,564,828	$1,768,780	$1,972,731	$1,613,985	$1,823,317	$2,032,650	$1,664,480	$1,879,401	$2,094,322	$1,375,444	$1,604,154	$1,832,864
9628	Norwalk - Stamford	$341,015	$366,093	$391,172	$1,848,161	$2,154,215	$2,460,268	$1,825,814	$2,166,980	$2,508,145	$1,866,903	$2,222,866	$2,578,828	$1,908,872	$2,280,193	$2,651,513	$1,583,777	$1,932,842	$2,281,906
9629	Shelton - Fairfield County	$389,652	$404,537	$419,422	$2,494,903	$2,773,401	$3,051,899	$2,473,997	$2,792,767	$3,111,538	$2,413,311	$2,786,613	$3,159,916	$2,465,154	$2,856,508	$3,247,861	$2,084,106	$2,471,040	$2,857,975
9630	Newark - Christiana	$326,288	$334,998	$343,707	$1,962,137	$2,148,401	$2,334,665	$1,957,690	$2,170,646	$2,383,601	$1,929,822	$2,178,032	$2,426,243	$1,972,822	$2,233,444	$2,494,066	$1,661,901	$1,917,527	$2,173,154
9631	Jacksonville - Baymeadows	$263,674	$270,936	$278,198	$1,637,419	$1,775,317	$1,913,215	$1,641,809	$1,798,755	$1,955,701	$1,692,941	$1,853,970	$2,014,998	$1,745,470	$1,910,749	$2,076,028	$1,396,169	$1,589,986	$1,783,803
9632	Jacksonville - Salisbury Rd.	$251,014	$257,661	$264,307	$1,413,911	$1,562,395	$1,710,878	$1,400,383	$1,571,970	$1,743,556	$1,431,856	$1,612,103	$1,792,350	$1,464,010	$1,653,265	$1,842,520	$1,242,099	$1,420,939	$1,599,779

Site	Name	2018			2019			2020			2021			2022			2023
9633	Jacksonville - Southside	$277,719	$284,339	$290,959	$1,658,328	$1,802,197	$1,946,067	$1,654,409	$1,820,484	$1,986,560	$1,693,415	$1,868,014	$2,042,614	$1,747,131	$1,925,997	$2,104,864	$1,520,592	$1,682,817	$1,845,042
9634	Orlando - Altamonte Springs	$472,897	$483,797	$494,698	$2,037,861	$2,269,819	$2,501,776	$2,023,517	$2,287,593	$2,551,670	$2,081,736	$2,354,563	$2,627,391	$2,141,478	$2,423,393	$2,705,309	$1,684,062	$1,952,946	$2,221,831
9635	Orlando - Lake Mary	$367,050	$371,622	$376,194	$1,649,916	$1,807,866	$1,965,816	$1,629,959	$1,815,799	$2,001,639	$1,665,756	$1,861,538	$2,057,321	$1,702,317	$1,908,443	$2,114,570	$1,371,638	$1,564,061	$1,756,483
9636	Orlando - John Young Parkway	$367,131	$378,524	$389,918	$1,772,166	$1,976,329	$2,180,492	$1,754,505	$1,988,402	$2,222,298	$1,793,953	$2,039,262	$2,284,571	$1,834,255	$2,091,429	$2,348,602	$1,497,019	$1,737,586	$1,978,153
9637	Boca Raton - Commerce	$437,209	$454,050	$470,890	$2,202,110	$2,496,929	$2,791,748	$2,168,779	$2,505,574	$2,842,369	$2,215,897	$2,568,778	$2,921,659	$2,343,719	$2,686,738	$3,029,757	$1,943,817	$2,265,393	$2,586,969
9638	Fort Lauderdale - Tamarac	$541,145	$562,887	$584,629	$2,650,680	$3,017,865	$3,385,050	$2,608,614	$3,027,344	$3,446,073	$2,665,047	$3,103,613	$3,542,180	$2,722,659	$3,181,829	$3,640,998	$2,221,663	$2,654,516	$3,087,370
9639	Miami - Airport at Doral	$688,527	$712,194	$735,860	$3,330,894	$3,824,009	$4,317,123	$3,251,001	$3,818,849	$4,386,697	$3,316,899	$3,912,327	$4,507,754	$3,384,097	$4,008,157	$4,632,217	$2,746,074	$3,341,871	$3,937,668
9640	Miami - Airport - Blue Lagoon	$634,160	$659,733	$685,306	$3,090,296	$3,558,837	$4,027,379	$3,022,003	$3,558,268	$4,094,533	$3,084,359	$3,646,147	$4,207,934	$3,147,965	$3,736,247	$4,324,530	$2,559,643	$3,118,460	$3,677,277
9641	Miami - Airport - Miami Springs	$498,516	$513,558	$528,600	$2,507,679	$2,808,182	$3,108,685	$2,474,274	$2,820,004	$3,165,733	$2,528,546	$2,891,300	$3,254,053	$2,583,970	$2,964,417	$3,344,864	$2,119,462	$2,481,922	$2,844,382
9642	Fort Lauderdale - Plantation	$544,678	$567,515	$590,351	$2,681,605	$3,075,813	$3,470,020	$2,630,558	$3,080,423	$3,530,289	$2,686,171	$3,157,300	$3,628,430	$2,742,923	$3,236,130	$3,729,338	$2,236,944	$2,704,086	$3,171,227
9643	Tampa - Brandon	$421,795	$437,448	$453,101	$2,169,122	$2,460,699	$2,752,276	$2,133,094	$2,467,119	$2,801,143	$2,178,894	$2,529,003	$2,879,113	$2,225,645	$2,592,464	$2,959,282	$1,829,152	$2,180,257	$2,531,363
9644	St. Petersburg - Clearwater	$286,505	$302,067	$317,628	$1,655,914	$1,889,557	$2,123,200	$1,635,107	$1,899,254	$2,163,401	$1,671,458	$1,947,764	$2,224,069	$1,708,585	$1,997,519	$2,286,452	$1,429,624	$1,708,546	$1,987,467
9645	Tampa - North Airport	$314,360	$323,783	$333,205	$1,781,584	$1,986,814	$2,192,044	$1,759,161	$1,995,838	$2,232,515	$1,797,910	$2,046,363	$2,294,816	$1,837,485	$2,098,179	$2,358,873	$1,533,447	$1,789,282	$2,045,118
9646	Atlanta - Cumberland Mall	$246,270	$252,119	$257,968	$1,590,627	$1,742,374	$1,894,121	$1,578,327	$1,754,633	$1,930,938	$1,614,184	$1,799,609	$1,985,035	$1,650,825	$1,845,742	$2,040,658	$1,402,039	$1,600,295	$1,798,551
9649	Atlanta - Perimeter	$315,082	$322,958	$330,833	$1,807,562	$2,012,857	$2,218,152	$1,785,419	$2,022,329	$2,259,240	$1,824,829	$2,073,564	$2,322,300	$1,865,080	$2,126,109	$2,387,137	$1,561,792	$1,819,513	$2,077,234
9650	Atlanta - Marietta - Powers Ferry Rd.	$225,753	$231,125	$236,497	$1,601,103	$1,739,691	$1,878,279	$1,601,076	$1,759,842	$1,918,607	$1,649,984	$1,813,221	$1,976,457	$1,700,210	$1,868,101	$2,035,993	$1,384,492	$1,586,197	$1,787,902
9651	Chicago - Naperville	$219,144	$227,958	$236,772	$1,358,409	$1,502,093	$1,645,778	$1,353,189	$1,516,508	$1,679,828	$1,384,947	$1,556,112	$1,727,277	$1,417,415	$1,596,741	$1,776,068	$1,200,210	$1,376,592	$1,552,973
9652	Chicago - Lombard - Oak Brook	$227,378	$233,634	$239,889	$1,525,732	$1,644,209	$1,762,685	$1,535,844	$1,669,761	$1,803,679	$1,585,756	$1,722,412	$1,859,069	$1,637,052	$1,776,567	$1,916,082	$1,397,328	$1,542,190	$1,687,053
9653	Chicago - Schaumburg	$142,833	$164,806	$186,779	$1,020,301	$1,197,807	$1,375,314	$1,018,615	$1,212,212	$1,405,808	$1,047,922	$1,247,744	$1,447,566	$1,077,969	$1,284,249	$1,490,529	$995,005	$1,165,241	$1,335,476
9654	Chicago - Vernon Hills - Lincolnshire	$165,637	$173,983	$182,328	$1,286,766	$1,413,666	$1,540,565	$1,287,530	$1,430,849	$1,574,169	$1,318,653	$1,468,773	$1,618,893	$1,350,485	$1,507,685	$1,664,884	$1,172,567	$1,333,612	$1,494,657
9655	Chicago - Westmont - Oak Brook	$215,820	$226,518	$237,215	$1,385,302	$1,537,571	$1,689,841	$1,382,634	$1,554,214	$1,725,794	$1,415,582	$1,595,153	$1,774,724	$1,451,438	$1,638,600	$1,825,762	$1,233,013	$1,417,313	$1,601,613
9656	Indianapolis - Northwest	$147,346	$153,967	$160,588	$919,156	$1,002,735	$1,086,313	$926,317	$1,019,208	$1,112,099	$949,573	$1,046,762	$1,143,950	$973,299	$1,074,990	$1,176,682	$855,479	$944,614	$1,033,749
9659	Louisville - Alliant Drive	$194,036	$197,834	$201,633	$1,299,163	$1,414,032	$1,528,902	$1,299,512	$1,430,703	$1,561,893	$1,339,206	$1,474,096	$1,608,986	$1,379,967	$1,518,709	$1,657,451	$1,139,156	$1,296,746	$1,454,336

Site	Name	2018			2019			2020			2021			2022			2023
9660	Annapolis - Admiral Cochrane Drive	$236,036	$243,366	$250,696	$1,463,778	$1,597,315	$1,730,852	$1,463,559	$1,615,813	$1,768,067	$1,434,282	$1,615,498	$1,796,715	$1,466,751	$1,656,924	$1,847,096	$1,258,895	$1,439,018	$1,619,140
9661	Baltimore - BWl Airport	$303,867	$311,274	$318,680	$1,753,456	$1,930,849	$2,108,243	$1,739,172	$1,944,183	$2,149,195	$1,778,636	$1,994,035	$2,209,433	$1,818,961	$2,045,167	$2,271,372	$1,524,978	$1,748,146	$1,971,314
9662	Washington, D.C. - Rockville	$330,725	$343,142	$355,559	$2,063,028	$2,311,681	$2,560,333	$2,223,498	$2,549,313	$2,875,129	$2,270,937	$2,612,949	$2,954,961	$2,319,360	$2,678,201	$3,037,042	$1,956,379	$2,316,601	$2,676,824
9663	Washington, D.C. - Germantown	$208,670	$217,104	$225,538	$1,425,401	$1,537,393	$1,649,385	$1,411,175	$1,575,660	$1,740,144	$1,444,399	$1,616,855	$1,789,311	$1,478,367	$1,659,118	$1,839,869	$1,258,978	$1,439,036	$1,619,094
9664	Boston - Burlington	$298,602	$318,012	$337,422	$2,252,572	$2,495,881	$2,739,189	$2,254,649	$2,527,090	$2,799,531	$2,162,762	$2,496,552	$2,830,341	$2,212,187	$2,561,143	$2,910,099	$1,972,090	$2,295,780	$2,619,471
9665	Boston - Marlborough	$206,582	$216,268	$225,955	$1,539,702	$1,700,873	$1,862,043	$1,534,878	$1,717,888	$1,900,899	$1,571,074	$1,762,858	$1,954,643	$1,608,081	$1,808,994	$2,009,907	$1,389,123	$1,594,073	$1,799,022
9666	Boston - Peabody	$265,236	$275,218	$285,200	$1,846,711	$2,041,490	$2,236,269	$1,835,676	$2,058,444	$2,281,212	$1,800,108	$2,059,772	$2,319,435	$1,839,529	$2,111,843	$2,384,158	$1,588,639	$1,857,083	$2,125,526
9667	Boston - Waltham	$289,240	$311,552	$333,864	$2,109,680	$2,378,338	$2,646,996	$2,106,917	$2,405,653	$2,704,388	$2,171,708	$2,478,878	$2,786,048	$2,080,142	$2,448,766	$2,817,390	$1,779,776	$2,142,747	$2,505,718
9668	Detroit - Auburn Hills	$232,723	$240,853	$248,983	$1,288,119	$1,415,312	$1,542,505	$1,286,198	$1,430,728	$1,575,258	$1,316,832	$1,468,349	$1,619,865	$1,348,159	$1,506,947	$1,665,735	$1,114,216	$1,269,876	$1,425,535
9669	Detroit - Southfield	$255,851	$264,066	$272,281	$1,529,943	$1,679,200	$1,828,456	$1,524,710	$1,695,488	$1,866,266	$1,560,508	$1,739,724	$1,918,940	$1,597,106	$1,785,104	$1,973,102	$1,375,815	$1,550,797	$1,725,779
9670	Minneapolis - Airport - Eagan	$165,350	$168,194	$171,038	$1,356,746	$1,492,326	$1,627,905	$1,359,774	$1,511,979	$1,664,184	$1,378,125	$1,542,377	$1,706,629	$1,414,160	$1,585,109	$1,756,058	$1,258,747	$1,433,578	$1,608,409
9671	Minneapolis - Eden Prairie	$148,733	$160,795	$172,857	$1,156,286	$1,310,876	$1,465,466	$1,151,101	$1,323,620	$1,496,139	$1,178,237	$1,358,397	$1,538,557	$1,205,977	$1,394,078	$1,582,178	$1,062,559	$1,244,711	$1,426,863
9674	St. Louis - Airport	$189,760	$208,577	$227,393	$1,379,173	$1,574,824	$1,770,476	$1,383,874	$1,597,620	$1,811,366	$1,418,433	$1,640,910	$1,863,388	$1,453,350	$1,685,047	$1,916,744	$1,309,674	$1,515,606	$1,721,537
9675	St. Louis - Westport	$172,271	$183,105	$193,939	$1,098,333	$1,217,578	$1,336,822	$1,104,144	$1,236,012	$1,367,880	$1,131,797	$1,269,445	$1,407,093	$1,147,497	$1,295,359	$1,443,221	$984,987	$1,123,800	$1,262,614
9676	Las Vegas - Midtown	$279,945	$279,945	$279,945	$1,173,384	$1,514,694	$1,856,003	$1,243,694	$1,583,540	$1,923,386	$1,287,348	$1,635,275	$1,983,202	$1,332,174	$1,688,470	$2,044,766	$1,221,182	$1,530,308	$1,839,434
9677	Hanover - Parsippany	$489,098	$502,056	$515,013	$2,659,074	$2,977,829	$3,296,584	$2,615,531	$2,984,954	$3,354,377	$2,827,061	$3,163,212	$3,499,363	$2,904,781	$3,253,380	$3,601,980	$2,260,841	$2,659,572	$3,058,303
9678	Meadowlands - East Rutherford	$348,436	$367,392	$386,348	$2,029,190	$2,310,432	$2,591,673	$2,005,908	$2,323,639	$2,641,370	$2,050,846	$2,383,189	$2,715,532	$2,105,562	$2,450,145	$2,794,728	$1,820,670	$2,134,991	$2,449,311
9679	Secaucus - New York City Area	$506,778	$560,805	$614,832	$2,741,949	$3,271,197	$3,800,445	$2,732,094	$3,307,924	$3,883,754	$2,821,769	$3,412,303	$4,002,837	$2,889,241	$3,503,218	$4,117,195	$2,406,970	$2,970,552	$3,534,134
9680	Newark - Woodbridge	$414,003	$430,268	$446,533	$2,502,640	$2,764,097	$3,025,553	$2,491,475	$2,789,523	$3,087,572	$2,410,275	$2,769,246	$3,128,218	$2,463,426	$2,839,552	$3,215,678	$2,076,015	$2,438,360	$2,800,705
9681	Fishkill - Poughkeepsie	$209,926	$231,135	$252,344	$1,427,538	$1,669,925	$1,912,311	$1,414,520	$1,682,793	$1,951,066	$1,447,129	$1,726,726	$2,006,322	$1,480,449	$1,771,798	$2,063,147	$1,264,472	$1,545,651	$1,826,829
9682	Charlotte - Airport	$307,998	$314,277	$320,555	$2,057,098	$2,271,308	$2,485,517	$2,107,800	$2,374,613	$2,641,426	$2,153,266	$2,434,006	$2,714,746	$2,199,686	$2,494,908	$2,790,129	$1,830,943	$2,124,220	$2,417,497
9683	Durham - University	$285,420	$287,606	$289,792	$1,426,252	$1,556,550	$1,686,848	$1,421,301	$1,571,421	$1,721,540	$1,454,591	$1,612,331	$1,770,070	$1,488,625	$1,654,298	$1,819,971	$1,233,241	$1,391,071	$1,548,901
9684	Raleigh - Crabtree Valley	$246,839	$252,419	$257,998	$1,313,235	$1,436,206	$1,559,178	$1,305,961	$1,448,179	$1,590,396	$1,336,108	$1,485,603	$1,635,098	$1,366,922	$1,523,991	$1,681,061	$1,134,034	$1,285,261	$1,436,488

Site	Name	2018			2019			2020			2021			2022			2023
9685	Durham - Research Triangle Park	$192,158	$198,005	$203,851	$1,097,511	$1,192,890	$1,288,268	$1,097,520	$1,206,732	$1,315,944	$1,129,327	$1,242,188	$1,355,050	$1,168,181	$1,282,770	$1,397,359	$1,003,363	$1,106,978	$1,210,594
9686	Raleigh - North Raleigh	$241,995	$244,067	$246,139	$1,367,206	$1,477,124	$1,587,041	$1,363,360	$1,491,529	$1,619,698	$1,395,331	$1,530,322	$1,665,312	$1,428,020	$1,570,117	$1,712,215	$1,199,337	$1,340,290	$1,481,243
9687	Raleigh - Northeast	$191,726	$195,289	$198,851	$1,098,765	$1,180,045	$1,261,325	$1,099,172	$1,193,742	$1,288,313	$1,125,492	$1,225,118	$1,324,744	$1,156,824	$1,260,250	$1,363,676	$992,159	$1,086,927	$1,181,694
9689	Cleveland - Airport - North Olmsted	$103,411	$103,411	$103,411	$903,397	$1,009,803	$1,116,209	$910,541	$1,026,792	$1,143,043	$933,810	$1,054,897	$1,175,985	$957,626	$1,083,745	$1,209,865	$896,318	$1,016,273	$1,136,228
9690	Cleveland - Beachwood	$209,463	$226,586	$243,709	$1,474,414	$1,686,511	$1,898,609	$1,465,243	$1,701,505	$1,937,766	$1,499,462	$1,746,057	$1,992,653	$1,534,436	$1,791,766	$2,049,096	$1,333,989	$1,580,407	$1,826,825
9691	Portland - Beaverton	$354,349	$366,134	$377,919	$2,177,757	$2,432,449	$2,687,140	$2,150,150	$2,443,462	$2,736,774	$2,197,507	$2,505,334	$2,813,161	$2,245,872	$2,568,787	$2,891,703	$1,893,600	$2,215,494	$2,537,389
9692	Portland - Tigard	$376,822	$383,978	$391,135	$2,147,710	$2,376,454	$2,605,199	$2,121,722	$2,387,468	$2,653,215	$2,168,494	$2,447,840	$2,727,185	$2,216,266	$2,509,752	$2,803,239	$1,854,193	$2,145,428	$2,436,664
9693	Philadelphia - Horsham - Willow Grove	$281,411	$295,301	$309,191	$1,560,680	$1,754,424	$1,948,167	$1,549,517	$1,768,401	$1,987,285	$1,585,219	$1,814,264	$2,043,309	$1,621,705	$1,861,311	$2,100,918	$1,351,224	$1,579,550	$1,807,876
9694	Philadelphia - King of Prussia	$325,200	$339,966	$354,732	$1,926,941	$2,142,495	$2,358,049	$1,921,612	$2,164,679	$2,407,745	$1,866,287	$2,154,303	$2,442,319	$1,907,784	$2,209,271	$2,510,758	$1,621,795	$1,903,951	$2,186,108
9695	Philadelphia - Malvern	$152,574	$155,199	$157,823	$842,887	$950,491	$1,058,096	$860,257	$973,728	$1,087,200	$884,113	$1,001,640	$1,119,166	$908,557	$1,030,302	$1,152,047	$789,143	$901,430	$1,013,717
9696	Providence - Airport - Warwick	$171,904	$182,522	$193,140	$1,306,336	$1,455,369	$1,604,402	$1,311,932	$1,476,634	$1,641,337	$1,354,521	$1,523,088	$1,691,654	$1,398,307	$1,570,880	$1,743,454	$1,183,107	$1,367,836	$1,552,566
9697	Charleston - Airport - North Charleston	$287,626	$295,851	$304,076	$1,724,776	$1,918,543	$2,112,310	$1,703,203	$1,927,222	$2,151,241	$1,740,705	$1,975,976	$2,211,247	$1,779,006	$2,025,975	$2,272,944	$1,495,522	$1,741,504	$1,987,486
9698	Memphis - Airport	$197,709	$205,076	$212,443	$1,343,306	$1,462,340	$1,581,374	$1,345,852	$1,481,041	$1,616,231	$1,378,580	$1,520,374	$1,662,169	$1,412,058	$1,560,733	$1,709,407	$1,210,447	$1,359,966	$1,509,486
9699	Memphis - Poplar Avenue	$217,388	$235,451	$253,514	$1,394,595	$1,596,155	$1,797,714	$1,403,408	$1,622,023	$1,840,637	$1,451,205	$1,674,480	$1,897,755	$1,500,356	$1,728,458	$1,956,559	$1,229,332	$1,464,677	$1,700,023
9700	Nashville - Airport	$294,398	$301,757	$309,116	$1,922,630	$2,106,168	$2,289,707	$1,907,555	$2,120,851	$2,334,147	$1,950,856	$2,175,193	$2,399,530	$1,995,104	$2,230,930	$2,466,756	$1,695,795	$1,936,123	$2,176,450
9701	Nashville - Franklin - Cool Springs	$305,198	$313,362	$321,526	$1,683,827	$1,853,800	$2,023,774	$1,671,894	$1,867,783	$2,063,671	$1,710,135	$1,915,872	$2,121,609	$1,749,216	$1,965,200	$2,181,183	$1,457,640	$1,667,387	$1,877,134
9702	Austin - Arboretum - South	$233,409	$242,534	$251,660	$1,442,452	$1,579,377	$1,716,302	$1,443,847	$1,598,839	$1,753,832	$1,478,800	$1,641,229	$1,803,659	$1,602,318	$1,743,236	$1,884,153	$1,284,215	$1,450,644	$1,617,073
9703	Austin - Downtown - Town Lake	$349,079	$373,118	$397,157	$2,628,126	$2,972,366	$3,316,606	$2,601,035	$2,990,914	$3,380,792	$2,673,402	$3,076,865	$3,480,328	$2,544,474	$3,029,751	$3,515,028	$2,227,988	$2,696,003	$3,164,018
9705	Dallas - Las Colinas - Carnaby St.	$314,509	$326,242	$337,974	$1,693,542	$1,897,277	$2,101,011	$1,676,067	$1,908,674	$2,141,281	$1,713,715	$1,957,512	$2,201,308	$1,752,176	$2,007,603	$2,263,030	$1,453,390	$1,698,462	$1,943,534
9706	Dallas - DFW Airport N.	$283,817	$295,422	$307,027	$1,655,077	$1,824,193	$1,993,310	$1,661,847	$1,850,331	$2,038,815	$1,715,624	$1,908,455	$2,101,287	$1,770,890	$1,968,241	$2,165,591	$1,410,381	$1,628,404	$1,846,426
9708	Dallas - North - Park Central	$253,679	$263,397	$273,114	$1,419,414	$1,599,708	$1,780,003	$1,405,807	$1,610,240	$1,814,673	$1,437,637	$1,651,651	$1,865,665	$1,470,156	$1,694,127	$1,918,098	$1,229,833	$1,446,040	$1,662,246
9709	Dallas - Plano	$188,644	$198,839	$209,034	$1,261,936	$1,395,108	$1,528,280	$1,263,835	$1,412,988	$1,562,142	$1,294,648	$1,450,644	$1,606,639	$1,326,167	$1,489,283	$1,652,398	$1,134,799	$1,295,143	$1,455,487
9711	Dallas - Richardson	$142,180	$154,991	$167,803	$1,405,426	$1,585,653	$1,765,880	$1,398,309	$1,600,369	$1,802,430	$1,431,074	$1,642,258	$1,853,441	$1,464,567	$1,685,233	$1,905,898	$1,294,453	$1,523,295	$1,752,138

Site	Name	2018			2019			2020			2021			2022			2023
9713	Houston - Galleria	$222,355	$255,978	$289,600	$1,568,892	$1,905,395	$2,241,899	$1,557,266	$1,923,428	$2,289,591	$1,596,517	$1,976,153	$2,355,790	$1,642,865	$2,034,407	$2,425,948	$1,395,841	$1,772,997	$2,150,154
9714	Houston-Med Ctr-Reliant Pk-Fannin St	$259,272	$276,612	$293,952	$1,782,036	$2,018,381	$2,254,725	$1,770,279	$2,035,453	$2,300,628	$1,811,353	$2,088,494	$2,365,635	$1,853,332	$2,142,908	$2,432,483	$1,586,099	$1,871,682	$2,157,264
9716	San Antonio - Airport	$240,026	$253,909	$267,792	$1,509,777	$1,700,663	$1,891,549	$1,501,336	$1,715,861	$1,930,385	$1,536,359	$1,760,658	$1,984,957	$1,572,157	$1,806,616	$2,041,075	$1,332,719	$1,560,899	$1,789,080
9718	Salt Lake City - Sugar House	$321,317	$328,896	$336,474	$1,859,241	$2,087,684	$2,316,127	$1,830,440	$2,093,929	$2,357,418	$1,869,937	$2,146,469	$2,423,002	$1,910,260	$2,200,347	$2,490,434	$1,601,880	$1,889,615	$2,177,350
9719	Alexandria - Eisenhower Ave.	$322,697	$340,237	$357,777	$1,988,448	$2,262,154	$2,535,861	$2,266,555	$2,639,918	$3,013,282	$2,315,008	$2,706,087	$3,097,166	$2,364,464	$2,773,940	$3,183,416	$2,000,522	$2,407,707	$2,814,891
9720	Washington, D.C. - Chantilly	$181,593	$188,728	$195,862	$1,309,254	$1,434,541	$1,559,828	$1,315,217	$1,455,367	$1,595,517	$1,357,676	$1,501,030	$1,644,384	$1,401,308	$1,547,995	$1,694,683	$1,152,542	$1,322,122	$1,491,703
9721	Washington, D.C. - Sterling	$249,755	$260,517	$271,278	$1,756,733	$1,917,511	$2,078,288	$1,766,406	$1,946,350	$2,126,294	$1,822,986	$2,007,132	$2,191,279	$1,881,140	$2,069,656	$2,258,172	$1,518,584	$1,743,432	$1,968,280
9722	Washington, D.C. - Fairfax - Fair Oaks	$217,763	$228,955	$240,147	$1,677,088	$1,856,564	$2,036,041	$1,810,445	$2,067,661	$2,324,877	$1,850,589	$2,120,245	$2,389,900	$1,891,591	$2,174,175	$2,456,759	$1,634,731	$1,925,434	$2,216,138
9723	Washington, D.C. - Falls Church - Merrifield	$290,424	$303,474	$316,524	$1,891,219	$2,074,194	$2,257,168	$1,947,919	$2,240,162	$2,532,406	$1,990,371	$2,296,710	$2,603,050	$2,033,717	$2,354,702	$2,675,686	$1,717,151	$2,036,080	$2,355,009
9724	Washington, D.C. - Reston	$296,419	$312,536	$328,653	$2,044,759	$2,283,320	$2,521,880	$2,177,484	$2,521,041	$2,864,598	$2,224,698	$2,584,598	$2,944,499	$2,272,900	$2,649,777	$3,026,654	$1,938,166	$2,316,771	$2,695,375
9725	Washington, D.C. - Tysons Corner	$266,889	$282,556	$298,224	$1,717,826	$1,938,749	$2,159,673	$2,061,399	$2,334,869	$2,608,340	$2,121,081	$2,403,475	$2,685,870	$2,182,361	$2,474,011	$2,765,662	$1,751,188	$2,082,498	$2,413,808
9726	Richmond - Innsbrook	$222,308	$227,678	$233,048	$1,477,549	$1,578,522	$1,679,495	$1,389,838	$1,537,853	$1,685,867	$1,422,042	$1,577,661	$1,733,279	$1,454,960	$1,618,495	$1,782,030	$1,233,447	$1,398,144	$1,562,842
9727	Richmond - Midlothian	$255,401	$261,944	$268,487	$1,493,280	$1,643,958	$1,794,637	$1,479,045	$1,653,922	$1,828,799	$1,512,248	$1,696,094	$1,879,940	$1,546,169	$1,739,346	$1,932,523	$1,308,412	$1,495,820	$1,683,228
9728	Seattle - Bellevue - Factoria	$329,811	$347,209	$364,607	$2,827,046	$3,199,754	$3,572,461	$2,780,745	$3,208,338	$3,635,931	$2,840,508	$3,288,815	$3,737,122	$2,901,515	$3,371,341	$3,841,167	$2,527,471	$3,017,471	$3,507,472
9729	Seattle - Redmond	$303,972	$323,746	$343,521	$3,280,085	$3,744,094	$4,208,103	$3,369,868	$3,936,432	$4,502,995	$3,439,118	$4,033,293	$4,627,469	$3,509,752	$4,132,599	$4,755,447	$3,056,859	$3,708,341	$4,359,822
9730	Seattle - Southcenter	$214,468	$225,540	$236,612	$1,478,608	$1,656,384	$1,834,160	$1,633,463	$1,869,727	$2,105,991	$1,669,785	$1,917,364	$2,164,943	$1,706,883	$1,966,221	$2,225,559	$1,459,342	$1,720,760	$1,982,179
9731	Milwaukee - Brookfield	$186,058	$194,229	$202,400	$1,506,444	$1,661,219	$1,815,993	$1,507,279	$1,681,483	$1,855,687	$1,554,859	$1,733,502	$1,912,145	$1,603,732	$1,786,992	$1,970,251	$1,325,489	$1,541,662	$1,757,835
9800	Phoenix - Midtown	$330,294	$345,342	$360,390	$1,857,266	$2,093,012	$2,328,758	$1,837,849	$2,105,712	$2,373,576	$1,879,181	$2,159,682	$2,440,182	$1,921,406	$2,215,038	$2,508,671	$1,627,187	$1,901,837	$2,176,487
9803	Phoenix - Airport - E. Oak St.	$283,739	$292,485	$301,232	$1,681,321	$1,834,080	$1,986,839	$1,683,930	$1,857,215	$2,030,501	$1,736,549	$1,914,333	$2,092,116	$1,790,603	$1,973,068	$2,155,532	$1,410,418	$1,623,207	$1,835,997
9804	Denver - Aurora	$363,935	$374,846	$385,758	$2,064,289	$2,305,493	$2,546,697	$2,034,682	$2,313,634	$2,592,586	$2,078,901	$2,371,829	$2,664,757	$2,124,052	$2,431,506	$2,738,961	$1,770,380	$2,072,906	$2,375,433
9805	Denver - Tech Center - North	$314,638	$324,651	$334,665	$1,862,453	$2,075,585	$2,288,717	$1,840,609	$2,086,041	$2,331,473	$1,881,417	$2,139,015	$2,396,614	$1,975,116	$2,228,023	$2,480,931	$1,714,093	$1,948,154	$2,182,216
9806	Jacksonville - Deerwood Park	$291,349	$299,441	$307,533	$1,796,488	$1,978,887	$2,161,286	$1,790,307	$1,998,204	$2,206,100	$1,844,671	$2,058,586	$2,272,501	$1,900,502	$2,120,671	$2,340,840	$1,666,039	$1,868,007	$2,069,975

Site	Name	2018			2019			2020			2021			2022			2023
9807	Tampa - Airport - N. West Shore Blvd.	$371,533	$381,932	$392,331	$2,323,719	$2,565,215	$2,806,711	$2,302,609	$2,581,624	$2,860,639	$2,354,533	$2,647,636	$2,940,740	$2,407,584	$2,715,342	$3,023,100	$2,036,895	$2,345,900	$2,654,905
9808	Fort Lauderdale - Cypress Creek - Park North	$473,065	$492,197	$511,329	$2,551,389	$2,855,735	$3,160,081	$2,532,479	$2,877,772	$3,223,066	$2,604,151	$2,961,237	$3,318,324	$2,537,956	$2,953,862	$3,369,767	$2,091,709	$2,489,237	$2,886,765
9809	Orlando - John Young Parkway	$442,623	$452,798	$462,974	$2,104,620	$2,338,697	$2,572,775	$2,080,822	$2,350,901	$2,620,979	$2,127,057	$2,410,634	$2,694,212	$2,183,558	$2,478,080	$2,772,602	$1,779,116	$2,056,286	$2,333,456
9810	Orlando - Maitland - Summit	$415,705	$423,145	$430,585	$2,123,751	$2,325,174	$2,526,597	$2,105,397	$2,340,219	$2,575,040	$2,152,887	$2,399,977	$2,647,067	$2,201,411	$2,461,268	$2,721,125	$1,813,364	$2,063,116	$2,312,868
9811	Atlanta-Marietta-Windy Hill-Int N Pkwy	$236,238	$242,573	$248,908	$1,435,830	$1,578,971	$1,722,111	$1,432,155	$1,595,173	$1,758,191	$1,475,801	$1,643,482	$1,811,164	$1,520,627	$1,693,155	$1,865,683	$1,327,965	$1,486,464	$1,644,962
9812	Atlanta - Alpharetta - Northpoint	$218,750	$222,927	$227,104	$1,345,625	$1,456,345	$1,567,066	$1,345,901	$1,473,307	$1,600,713	$1,386,292	$1,517,515	$1,648,739	$1,427,769	$1,562,966	$1,698,164	$1,152,474	$1,308,398	$1,464,321
9817	Columbia - Columbia Corporate Park	$271,964	$283,292	$294,621	$1,742,117	$1,949,552	$2,156,987	$1,724,394	$1,961,381	$2,198,367	$1,763,155	$2,011,575	$2,259,995	$1,802,752	$2,063,057	$2,323,362	$1,528,871	$1,788,080	$2,047,289
9818	Detroit - Auburn Hills - Featherstone Rd.	$216,506	$224,516	$232,527	$1,398,448	$1,537,862	$1,677,276	$1,394,240	$1,553,224	$1,712,208	$1,427,096	$1,593,839	$1,760,583	$1,460,688	$1,635,508	$1,810,327	$1,254,344	$1,424,846	$1,595,349
9820	Las Vegas - East Flamingo	$320,375	$326,329	$332,283	$1,749,328	$1,920,872	$2,092,416	$1,743,414	$1,939,569	$2,135,724	$1,794,991	$1,997,273	$2,199,554	$1,847,936	$2,056,588	$2,265,239	$1,566,731	$1,763,154	$1,959,576
9821	Columbus - Polaris	$255,814	$268,918	$282,023	$1,685,522	$1,888,779	$2,092,035	$1,673,919	$1,903,996	$2,134,073	$1,778,908	$1,997,630	$2,216,352	$1,834,419	$2,058,988	$2,283,557	$1,492,319	$1,741,958	$1,991,598
9822	Columbus - Tuttle	$173,992	$186,805	$199,617	$1,059,653	$1,185,342	$1,311,031	$1,067,334	$1,204,830	$1,342,326	$1,026,873	$1,192,654	$1,358,435	$1,051,334	$1,224,204	$1,397,073	$882,772	$1,045,440	$1,208,108
9823	Portland - Hillsboro	$403,420	$415,111	$426,802	$2,568,035	$2,877,364	$3,186,693	$2,524,700	$2,883,434	$3,242,168	$2,579,095	$2,955,706	$3,332,318	$2,649,461	$3,039,707	$3,429,952	$2,226,237	$2,626,314	$3,026,391
9824	Columbia - Harbison	$199,957	$208,065	$216,174	$1,300,288	$1,439,480	$1,578,672	$1,293,750	$1,452,300	$1,610,850	$1,326,272	$1,491,675	$1,657,078	$1,367,387	$1,537,310	$1,707,233	$1,215,512	$1,368,163	$1,520,815
9825	Memphis - Wolfchase Galleria	$225,761	$240,214	$254,668	$1,580,158	$1,745,342	$1,910,527	$1,589,838	$1,772,553	$1,955,268	$1,641,653	$1,828,476	$2,015,299	$1,570,244	$1,802,891	$2,035,539	$1,340,573	$1,568,464	$1,796,355
9826	Houston-Med Ctr-Reliant Pk-Braeswood Blvd	$344,267	$366,554	$388,841	$2,231,806	$2,552,194	$2,872,582	$2,206,308	$2,567,125	$2,927,942	$2,263,670	$2,638,254	$3,012,838	$2,306,433	$2,700,637	$3,094,841	$1,957,882	$2,344,290	$2,730,698
9827	Houston - NASA - Bay Area Blvd.	$191,790	$201,233	$210,675	$1,202,515	$1,342,111	$1,481,707	$1,197,117	$1,354,726	$1,512,334	$1,225,145	$1,390,110	$1,555,076	$1,253,797	$1,426,412	$1,599,027	$1,062,821	$1,231,752	$1,400,683
9828	Dallas - Plano	$234,852	$243,941	$253,031	$1,555,066	$1,696,293	$1,837,521	$1,565,299	$1,722,903	$1,880,507	$1,615,947	$1,777,049	$1,938,152	$1,668,008	$1,832,750	$1,997,491	$1,352,799	$1,542,942	$1,733,086
9829	Austin - Northwest - Research Park	$205,684	$215,200	$224,717	$1,368,511	$1,482,523	$1,596,534	$1,380,725	$1,507,771	$1,634,816	$1,415,883	$1,548,828	$1,681,773	$1,451,871	$1,590,967	$1,730,063	$1,244,752	$1,381,066	$1,517,380
9831	Houston - Stafford	$140,490	$147,255	$154,021	$1,007,304	$1,091,715	$1,176,126	$1,015,629	$1,109,870	$1,204,111	$1,041,382	$1,140,022	$1,238,663	$1,067,741	$1,170,968	$1,274,195	$914,091	$1,020,177	$1,126,264
9832	Austin - Arboretum - North	$245,590	$253,497	$261,405	$1,572,476	$1,720,586	$1,868,696	$1,577,349	$1,744,003	$1,910,656	$1,627,710	$1,798,350	$1,968,989	$1,643,447	$1,830,237	$2,017,027	$1,397,510	$1,584,248	$1,770,987
9833	Dallas - Las Colinas - Green Park Dr.	$226,327	$241,867	$257,407	$1,349,991	$1,528,396	$1,706,801	$1,347,037	$1,545,279	$1,743,521	$1,379,306	$1,586,209	$1,793,112	$1,412,302	$1,628,207	$1,844,111	$1,190,546	$1,395,496	$1,600,446
9834	Austin - North Central	$205,744	$210,301	$214,859	$1,536,472	$1,601,490	$1,666,508	$1,568,633	$1,640,246	$1,711,858	$1,623,458	$1,694,631	$1,765,803	$1,579,597	$1,683,760	$1,787,922	$1,366,546	$1,475,859	$1,585,172
9836	Durham-Research Triangle Park-Miami Blvd So	$245,615	$251,502	$257,389	$1,432,228	$1,552,103	$1,671,978	$1,431,348	$1,569,435	$1,707,522	$1,465,489	$1,610,652	$1,755,815	$1,500,404	$1,652,938	$1,805,473	$1,281,613	$1,424,922	$1,568,230

Site	Name	2018			2019			2020			2021			2022			2023
9837	Phoenix - Biltmore	$287,128	$299,418	$311,708	$1,637,897	$1,829,369	$2,020,840	$1,624,873	$1,842,809	$2,060,745	$1,661,995	$1,890,344	$2,118,693	$1,699,930	$1,939,104	$2,178,278	$1,421,060	$1,652,164	$1,883,269
9838	Phoenix - Scottsdale	$231,034	$238,789	$246,545	$1,301,217	$1,435,178	$1,569,138	$1,295,302	$1,448,266	$1,601,229	$1,325,517	$1,485,951	$1,646,384	$1,356,404	$1,524,610	$1,692,816	$1,134,556	$1,297,054	$1,459,551
9839	Pleasanton - Chabot Dr.	$388,565	$400,587	$412,609	$2,529,439	$2,777,672	$3,025,905	$2,574,472	$2,935,598	$3,296,725	$2,629,465	$3,008,839	$3,388,213	$2,685,601	$3,083,939	$3,482,276	$2,249,772	$2,647,151	$3,044,530
9840	San Jose - Airport	$538,590	$560,779	$582,969	$3,855,577	$4,312,021	$4,768,465	$3,931,597	$4,555,069	$5,178,541	$4,012,930	$4,667,312	$5,321,693	$4,095,903	$4,782,388	$5,468,872	$3,417,639	$4,098,614	$4,779,589
9841	Orlando - Convention Center - Pointe Orlando	$536,496	$545,823	$555,151	$2,412,295	$2,670,296	$2,928,296	$2,676,292	$3,016,313	$3,356,334	$2,752,452	$3,104,050	$3,455,647	$2,830,623	$3,194,236	$3,557,849	$2,260,094	$2,610,975	$2,961,857
9842	Orlando - Lake Buena Vista	$534,146	$535,388	$536,629	$2,157,260	$2,341,575	$2,525,890	$2,411,118	$2,668,283	$2,925,447	$2,466,430	$2,736,983	$3,007,537	$2,522,961	$2,807,451	$3,091,942	$2,023,568	$2,279,656	$2,535,744
9843	Atlanta - Lenox	$300,902	$308,697	$316,492	$1,733,291	$1,898,016	$2,062,741	$1,720,479	$1,911,749	$2,103,019	$1,768,417	$1,966,651	$2,164,884	$1,694,855	$1,941,240	$2,187,626	$1,406,498	$1,648,030	$1,889,562
9844	Atlanta - Marietta - Powers Ferry Rd.	$168,250	$173,605	$178,959	$1,140,139	$1,234,424	$1,328,709	$1,147,453	$1,253,530	$1,359,607	$1,184,168	$1,292,664	$1,401,159	$1,221,902	$1,332,916	$1,443,930	$991,803	$1,123,842	$1,255,882
9845	Atlanta - Perimeter	$227,824	$234,924	$242,025	$1,501,444	$1,631,626	$1,761,808	$1,503,466	$1,651,894	$1,800,322	$1,549,257	$1,701,909	$1,854,561	$1,596,293	$1,753,338	$1,910,384	$1,272,981	$1,462,203	$1,651,425
9846	Boston - Waltham	$249,176	$268,703	$288,229	$1,976,563	$2,197,555	$2,418,548	$1,984,097	$2,228,974	$2,473,850	$1,902,965	$2,202,073	$2,501,181	$1,947,268	$2,259,611	$2,571,954	$1,744,963	$2,034,659	$2,324,356
9847	Boston - Westborough - Computer Dr.	$193,288	$200,418	$207,548	$1,452,027	$1,558,018	$1,664,009	$1,365,054	$1,517,736	$1,670,418	$1,450,262	$1,592,772	$1,735,282	$1,496,720	$1,642,522	$1,788,324	$1,229,071	$1,400,474	$1,571,876
9848	Boston - Woburn	$244,135	$257,491	$270,847	$1,703,256	$1,886,937	$2,070,618	$1,703,621	$1,909,723	$2,115,825	$1,658,674	$1,902,978	$2,147,282	$1,696,536	$1,952,135	$2,207,734	$1,474,477	$1,718,906	$1,963,335
9849	Piscataway - Rutgers University	$254,626	$269,161	$283,696	$1,551,129	$1,751,342	$1,951,556	$1,540,404	$1,765,710	$1,991,016	$1,627,892	$1,846,199	$2,064,505	$1,678,885	$1,903,022	$2,127,159	$1,360,590	$1,599,095	$1,837,599
9850	Washington, D.C. - Chantilly - Airport	$147,407	$153,224	$159,041	$1,074,068	$1,168,309	$1,262,549	$1,076,643	$1,183,593	$1,290,543	$1,102,909	$1,215,079	$1,327,248	$1,129,779	$1,247,386	$1,364,993	$1,033,589	$1,134,380	$1,235,171
9851	Washington, D.C. - Fairfax	$186,819	$193,790	$200,760	$1,129,677	$1,245,339	$1,361,000	$1,190,319	$1,331,076	$1,471,834	$1,227,895	$1,372,253	$1,516,611	$1,266,503	$1,414,602	$1,562,700	$1,109,025	$1,243,241	$1,377,457
9852	Seattle - Bothell - Canyon Park	$204,374	$216,310	$228,247	$1,592,828	$1,787,292	$1,981,756	$1,754,074	$2,004,140	$2,254,206	$1,793,430	$2,055,421	$2,317,411	$1,833,636	$2,108,018	$2,382,400	$1,648,271	$1,910,771	$2,173,272
9853	Anchorage - Midtown	$252,041	$269,357	$286,672	$1,919,667	$2,135,527	$2,351,387	$1,922,596	$2,163,152	$2,403,709	$1,969,579	$2,220,917	$2,472,255	$2,017,638	$2,280,192	$2,542,746	$1,749,165	$2,011,795	$2,274,425
9854	Bakersfield - Chester Lane	$186,946	$195,139	$203,332	$1,149,962	$1,272,700	$1,395,438	$1,154,200	$1,290,707	$1,427,213	$1,190,528	$1,330,562	$1,470,597	$1,185,769	$1,343,497	$1,501,224	$1,001,561	$1,155,542	$1,309,523
9855	San Rafael - Francisco Blvd East	$610,626	$632,144	$653,662	$3,066,255	$3,494,832	$3,923,409	$3,356,897	$3,923,115	$4,489,333	$3,425,298	$4,019,271	$4,613,244	$3,495,057	$4,117,849	$4,740,641	$2,859,219	$3,460,594	$4,061,970
9856	Atlanta - Gwinnett Place	$250,440	$256,519	$262,598	$1,498,510	$1,645,650	$1,792,790	$1,486,876	$1,657,293	$1,827,710	$1,520,679	$1,699,810	$1,878,940	$1,561,891	$1,747,865	$1,933,839	$1,358,742	$1,529,807	$1,700,872
9857	Anchorage - Downtown	$116,800	$130,467	$144,133	$1,291,323	$1,474,313	$1,657,303	$1,282,471	$1,486,815	$1,691,158	$1,312,260	$1,525,629	$1,738,998	$1,342,704	$1,565,449	$1,788,193	$1,195,105	$1,426,181	$1,657,257
9858	Fairbanks - Old Airport Road	$157,566	$157,566	$157,566	$1,582,114	$1,707,140	$1,832,165	$1,592,274	$1,733,485	$1,874,696	$1,538,650	$1,717,895	$1,897,139	$1,574,999	$1,762,891	$1,950,783	$1,405,189	$1,610,184	$1,815,179

Site	Name	2018			2019			2020			2021			2022			2023
9859	Juneau - Shell Simmons Drive	$240,598	$247,435	$254,273	$2,032,293	$2,218,578	$2,404,863	$2,024,721	$2,239,441	$2,454,162	$2,082,314	$2,304,525	$2,526,737	$2,141,434	$2,371,428	$2,601,422	$1,780,846	$2,058,451	$2,336,056
9860	Chesapeake - Churchland Blvd.	$100,504	$106,528	$112,551	$912,500	$1,003,702	$1,094,904	$915,730	$1,017,716	$1,119,703	$939,693	$1,045,909	$1,152,125	$964,236	$1,074,854	$1,185,473	$868,046	$977,869	$1,087,691
9861	Chesapeake - Greenbrier Circle	$131,220	$137,489	$143,757	$1,222,049	$1,351,132	$1,480,215	$1,214,223	$1,362,008	$1,509,792	$1,242,183	$1,397,223	$1,552,264	$1,270,759	$1,433,347	$1,595,935	$1,117,779	$1,290,972	$1,464,165
9862	Jackson - East Beasley Road	$124,193	$131,761	$139,329	$834,652	$908,251	$981,850	$845,565	$926,081	$1,006,597	$859,502	$946,243	$1,032,985	$883,737	$973,597	$1,063,457	$784,797	$862,406	$940,014
9863	Destin - US 98 - Emerald Coast Pkwy.	$132,733	$136,572	$140,410	$1,586,768	$1,702,830	$1,818,893	$1,587,839	$1,722,894	$1,857,949	$1,532,478	$1,705,917	$1,879,356	$1,567,191	$1,749,587	$1,931,983	$1,396,985	$1,601,519	$1,806,053
9400	Rock Hill	$206,031	$223,649	$241,266	$1,120,584	$1,302,828	$1,485,073	$1,116,100	$1,316,512	$1,516,924	$1,142,752	$1,351,453	$1,560,155	$1,169,999	$1,387,307	$1,604,614	$974,339	$1,175,047	$1,375,755
9401	Greenville - New Acquisition	$192,291	$210,515	$228,739	$1,094,606	$1,281,269	$1,467,933	$1,089,360	$1,294,318	$1,499,276	$1,115,292	$1,328,649	$1,542,005	$1,141,801	$1,363,875	$1,585,948	$956,386	$1,162,912	$1,369,439

EXHIBIT D
GROUND LEASED PROPERTIES

2.	45 Glimcher Realty Way, Elizabeth, New Jersey

3.	1 Plaza Drive, Secaucus, New Jersey

4.	3045 South Maryland Parkway, Las Vegas¸ Nevada

5.	8 East Swedesford Road, Malvern, Pennsylvania

EXHIBIT E
PROVISIONS RELATING TO EXCESS FF&E
1.    This Exhibit E is intended to insure that all of the rent payable under this Lease qualifies as “rents from real property” within the meaning of Section 856(d) of the Code or any similar or successor provisions thereto. In furtherance of such purpose, the parties have agreed to the terms set forth in the following paragraphs of this Exhibit E with the objective that, anything contained in this Lease to the contrary notwithstanding, the average of the fair market value of the items of “personal property” (within the meaning of Section 856(d)(1)(C) of the Code) that are leased to Tenant under a lease at the beginning and at the end of any Fiscal Year shall not exceed 14% of the average of the aggregate fair market value of the Leased Property under such lease at the beginning and at the end of each such Fiscal Year as determined by the Landlord pursuant to Section 856(d)(1)(c) (the “FF&E Limitation”). The provisions contained in the following paragraphs shall be interpreted in a manner consistent with the intent and objective described above (it being understood that this paragraph constitutes a statement of the parties’ mutual intent only and that the failure to achieve such objective, absent any Default or Event of Default under the other paragraphs of this Exhibit E or any other provisions of this Lease, shall not constitute a Default or an Event of Default hereunder).
2.    If Landlord reasonably anticipates and gives Notice (an “Excess FF&E Notice”) and reasonably satisfactory evidence to Tenant that the FF&E Limitation might be exceeded with respect to any Leased Property for any Fiscal Year, then Tenant shall, in accordance with the provisions set forth below and within 60 days following the delivery of such Excess FF&E Notice, purchase from Landlord, or Landlord shall contribute to the capital of Tenant, those items or categories of FF&E to be acquired by Landlord during such Fiscal Year which are designated in such Excess FF&E Notice as anticipated to cause Landlord to exceed the FF&E Limitation (“Excess FF&E”). If Tenant shall purchase such Excess FF&E from Landlord, then the price shall be equal to the Excess FF&E FMV.
3.    With respect to any Excess FF&E first received or purchased by Tenant pursuant to the terms of this Exhibit E during a particular Fiscal Year, Tenant’s annual Rent obligations shall be reduced, because such Excess FF&E is no longer leased by Tenant, in the following manner (the “FF&E Adjustment”):
(a)    For the Fiscal Year in which such Excess FF&E is first placed in service by Tenant, such reduction shall be in an amount (the “First Year FF&E Adjustment”) equal to the mathematical product of (i) the Market Leasing Factor for personal property with an average expected useful life corresponding to the weighted average expected useful life (as determined in accordance with GAAP and rounded to the nearest whole year) of all Excess FF&E first placed in service by Tenant during such Fiscal Year (such weighted average, the “Applicable Expected Life”) times (ii) the Excess FF&E Value of all Excess FF&E first placed in service by Tenant during such Fiscal Year times (iii) 110% times (iv) 50%;
(b)    For each subsequent Fiscal Year prior to the Fiscal Year in which the Applicable Expected Life for such Excess FF&E expires, such reduction shall be in an amount equal to twice the First Year FF&E Adjustment; and
(c)    For the Fiscal Year in which the Applicable Expected Life for such Excess FF&E expires, such reduction shall be in an amount equal to the First Year FF&E Adjustment.
It is contemplated that there would be a separate FF&E Adjustment for all Excess FF&E first placed in service during a single Fiscal Year (with such FF&E Adjustment extending for a period equal to the lesser of the remaining Term or the Applicable Expected Life of the Excess FF&E acquired during such Fiscal Year). The Rent payable by Tenant for each Accounting Period in a Fiscal Year to which one or more FF&E Adjustments apply shall be reduced by an amount equal to the mathematical product of (A) the amount of such applicable FF&E Adjustment (or if more than one FF&E Adjustment apply in such Fiscal Year, the sum of such applicable FF&E Adjustments) times (B) a fraction, the numerator of which is one and the denominator of which is the number of Accounting Periods in such Fiscal Year. The “Excess FF&E Value” of any Excess FF&E shall be the fair market value of such Excess FF&E (“Excess FF&E FMV”) plus the aggregate amount of out-of-pocket transactional costs (including, without limitation, reasonable attorneys’ fees and any ad valorem, sales, transfer, transaction, or similar tax, levy, or other governmental charge) incurred by such purchaser in connection with its purchase of such Excess FF&E. The “Market Leasing Factor” (with there to be a separate Market Leasing Factor for each whole number of years of expected useful life of Excess FF&E) shall be determined by an independent valuation expert, acceptable to both Landlord and Tenant, who shall determine the Market Leasing Factors based on the median of the leasing rates of at least three nationally recognized companies engaged in the business of leasing similar FF&E or personal property and equipment. The cost of such expert shall be borne by Landlord.
Notwithstanding anything to the contrary contained in this paragraph 3, Tenant’s annual Rent as reduced by operation of this paragraph shall not be less than the Minimum Rent provided for in Article 3 of this Lease.
4.    In the event that Tenant owns any Excess FF&E at the expiration or earlier termination of this Lease (including, without limitation, a termination in connection with a transfer of ownership of the Leased Property), Landlord shall purchase from Tenant and Tenant shall sell to Landlord, on the effective date of such expiration or termination, all such Excess FF&E for a purchase price equal to the fair market value (which the parties hereby agree shall not be less than the adjusted book value) of such Excess FF&E at such time.